Equity Funds

International and Global Funds

Alternative Funds

Fixed Income Funds

Money Market Funds

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) and Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Investor Class (Class Y)	Institutional Class (Class I)	Advisor Class (Class A)	Retirement Class (Class R3)		Retirement Class (Class R6)		Premier Class(1)

Equity Funds
BMO Low Volatility Equity Fund	—	MLVEX	BLVAX	—		—		—
BMO Dividend Income Fund	—	MDIVX	BADIX	—		—		—
BMO Large-Cap Value Fund	MREIX	MLVIX	BALVX	—		BLCRX		—
BMO Large-Cap Growth Fund	MASTX	MLCIX	BALGX	—		BLGRX		—
BMO Mid-Cap Value Fund	MRVEX	MRVIX	BAMCX	BMVDX		BMVGX		—
BMO Mid-Cap Growth Fund	MRMSX	MRMIX	BGMAX	BMGDX		BMGGX		—
BMO Small-Cap Value Fund	—	MRSNX	BACVX	BSVDX		BSVGX		—
BMO Small-Cap Core Fund	—	BSCNX	BCCAX	—		—		—
BMO Small-Cap Growth Fund	MRSCX	MSGIX	—	—		—		—

International and Global Funds
BMO Global Low Volatility Equity Fund	—	BGLBX	BAEGX	—		—		—
BMO Disciplined International Equity Fund	—	BDIQX	BDAQX	BDEQX		BDRQX		—
BMO Pyrford International Stock Fund	MISYX	MISNX	BPIAX	BISDX		BISGX		—
BMO LGM Emerging Markets Equity Fund	—	MIEMX	BAEMX	—		—		—
BMO TCH Emerging Markets Bond Fund	—	MEBIX	BAMEX	—		—		—

Alternative Funds
BMO Alternative Strategies Fund	—	BMASX	BMATX	—		—		—
BMO Global Long/Short Equity Fund	—	BGIQX	BGAQX	ticker	(2)	ticker	(2)	—

Fixed Income Funds
BMO Ultra Short Tax-Free Fund	MUYSX	MUISX	BAUSX	—		—		—
BMO Short Tax-Free Fund	MTFYX	MTFIX	BASFX	—		—		—
BMO Short-Term Income Fund	MSINX	MSIFX	BTMAX	—		—		—
BMO Intermediate Tax-Free Fund	MITFX	MIITX	BITAX	—		—		—
BMO Mortgage Income Fund	MRGIX	MGIIX	BMTAX	—		—		—
BMO TCH Intermediate Income Fund	—	MIBIX	BAIIX	—		—		—
BMO TCH Corporate Income Fund	MCIYX	MCIIX	BATIX	—		—		—
BMO TCH Core Plus Bond Fund	MCYBX	MCBIX	BATCX	—		—		—
BMO Monegy High Yield Bond Fund	—	MHBNX	BMHAX	—		—		—

Money Market Funds
BMO Government Money Market Fund	MGYXX	—	—	—		—		MGNXX
BMO Tax-Free Money Market Fund	MTFXX	—	—	—		—		MFIXX
BMO Prime Money Market Fund	MARXX	—	—	—		—		MAIXX

(1)	Prior to the date hereof, the Premier Class shares of the Money Market Funds were referred to as “Institutional Class (Class I)” shares. Premier Class shares have the same preferences, limitations and relative rights as Institutional Class shares of the Money Market Funds and differ in name only.
(2)	Not yet offered for sale.

FUND SUMMARY

BMO Low Volatility Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.41%	0.41%
Total Annual Fund Operating Expenses	0.91%	1.16%
Fee Waiver and Expense Reimbursement(3)	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.65%	0.90%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$66	$587
3 Years	$264	$826
5 Years	$478	$1,083
10 Years	$1,096	$1,817

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Index. The largest company by market capitalization in the Russell 1000® Index was approximately $666.7 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same date was approximately $7.9 billion.

The Fund invests in stocks that exhibit less volatile stock price patterns when compared to stocks in the Russell 1000® Index. The Adviser selects low volatility, undervalued stocks using a

EQUITY FUNDS	1

BMO Low Volatility Equity Fund (cont.)

unique, quantitative approach based on the Adviser’s multi-factor risk/return models. This strategy seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the Russell 1000® Index.

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, the Adviser’s strategy may limit the Fund’s gains in rising markets.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2013-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On May 19, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (2.12)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	3/31/2013	13.46%
Worst quarter	9/30/2014	1.17%

2	EQUITY FUNDS

BMO Low Volatility Equity Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 9/28/12)(2)
Return Before Taxes	16.26%	17.98%
Return After Taxes on Distributions	13.09%	16.23%
Return After Taxes on Distributions and Sale of Fund Shares	10.04%	13.46%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	13.24%	20.07%
LLCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	11.33%	18.97%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On May 19, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A will vary.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Lipper Large-Cap Core Funds Index (LLCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2012. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	3

BMO Dividend Income Fund

Investment Objective:

To provide capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.35%	0.35%
Total Annual Fund Operating Expenses	0.85%	1.10%
Fee Waiver and Expense Reimbursement(3)	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.65%	0.90%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)Other	Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three, five- and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$66	$587
3 Years	$251	$813
5 Years	$452	$1,058
10 Years	$1,030	$1,756

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets primarily in dividend paying common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $420.4 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $7.3 billion.

To provide both capital appreciation and current income, the Adviser selects stocks using a unique, quantitative, value-oriented approach, which focuses on companies with dividend yields in excess of 1%.

4	EQUITY FUNDS

BMO Dividend Income Fund (cont.)

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Income Risks. The Fund can distribute to shareholders only what it earns. Therefore, if the amount of interest and/or dividends the Fund receives from its investments declines, the amount of dividends shareholders receive from the Fund also will decline. In addition, depending upon market conditions, an income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of inves-

ting in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2012-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (8.63)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	3/31/2013	11.52%
Worst quarter	6/30/2012	(0.51)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 12/29/11)(2)
Return Before Taxes	13.85%	17.74%
Return After Taxes on Distributions	11.47%	16.18%
Return After Taxes on Distributions and Sale of Fund Shares	9.71%	13.92%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	20.63%
LEIFI (reflects deduction of fees and no deduction for sales charges or taxes)	10.69%	17.27%

(1)

Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be

EQUITY FUNDS	5

BMO Dividend Income Fund (cont.)

lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.

The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index (LEIFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Kenneth Conrad, Ph.D., and Casey J. Sambs have co-managed the Fund since April 2013. Dr. Conrad, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Mr. Sambs, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2001.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	EQUITY FUNDS

BMO Large-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	0.25%	None
Other Expenses(2)(3)	0.53%	0.28%	0.28%	0.13%
Total Annual Fund Operating Expenses(4)	1.03%	0.78%	1.03%	0.63%
Fee Waiver and Expense Reimbursement(4)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	1.00%	0.75%	1.00%	0.60%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	Other Expenses for the Class R6 shares are based on estimated amounts for the current fiscal year.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.00% for Class Y, 0.75% for Class I, 1.00% for Class A, and 0.60% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R6
1 Year	$102	$77	$597	$61
3 Years	$325	$246	$809	$199
5 Years	$566	$430	$1,037	$348
10 Years	$1,257	$963	$1,694	$783

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000®

EQUITY FUNDS	7

BMO Large-Cap Value Fund (cont.)

Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $420.4 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $7.3 billion. The Adviser selects stocks using a unique, quantitative, value-oriented approach.

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (6.38)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	15.75%
Worst quarter	12/31/2008	(17.30)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 9/30/93)
Return Before Taxes	13.74%	14.09%	6.85%	N.A.
Return After Taxes on Distributions	10.96%	13.03%	5.74%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	11.26%	5.45%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	14.00%	14.36%	N.A.	6.83%

8	EQUITY FUNDS

BMO Large-Cap Value Fund (cont.)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%	9.75%
LMVFI (reflects deduction of fees and no deduction for sales charges or taxes)	9.89%	13.78%	6.37%	6.85%

(1)	Because Class A and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R6 shares is expected to be higher than Class Y and Class I shares because Class R6 shares have lower Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, and Class R6 will vary.

The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

The Lipper Multi-Cap Value Funds Index (LMVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since February 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y, Class A, or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	9

BMO Large-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	0.25%	None
Other Expenses(2)(3)	0.53%	0.28%	0.28%	0.13%
Total Annual Fund Operating Expenses(4)	1.03%	0.78%	1.03%	0.63%
Fee Waiver and Expense Reimbursement(4)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	1.00%	0.75%	1.00%	0.60%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	Other Expenses for Class R6 shares are based on estimated amounts for the current fiscal year.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.00% for Class Y, 0.75% for Class I, 1.00% for Class A, and 0.60% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R6
1 Year	$102	$77	$597	$61
3 Years	$325	$246	$809	$199
5 Years	$566	$430	$1,037	$348
10 Years	$1,257	$963	$1,694	$783

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index. The largest

10	EQUITY FUNDS

BMO Large-Cap Growth Fund (cont.)

company by market capitalization in the Russell 1000® Growth Index was approximately $666.7 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $9.3 billion.

The Adviser selects stocks using a unique, quantitative, growth-oriented approach and looks for high quality companies with sustainable earnings growth that are available at reasonable prices based on the Adviser’s proprietary investment model.

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (0.50)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	15.99%
Worst quarter	12/31/2008	(22.17)%

EQUITY FUNDS	11

BMO Large-Cap Growth Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 11/20/92)
Return Before Taxes	14.20%	15.19%	7.93%	N.A.
Return After Taxes on Distributions	9.45%	13.36%	6.60%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	10.24%	11.90%	6.22%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	14.50%	15.49%	N.A.	9.54%
Russell 1000® Growth (reflects no deduction for fees, expenses or taxes)	13.05%	15.81%	8.49%	8.48%
LMLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	11.08%	15.22%	8.14%	8.63%

(1)	Because Class A and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R6 shares is expected to be higher than Class Y and Class I shares because Class R6 shares have lower Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, and Class R6 will vary.

The Russell 1000® Growth Index (Russell 1000® Growth) measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Multi-Cap Growth Funds Index (LMLCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since February 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y, Class A, or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

12	EQUITY FUNDS

BMO Large-Cap Growth Fund (cont.)

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	13

BMO Mid-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None	None
Redemption Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	None	0.25%	0.50%	None
Other Expenses	0.53%	0.28%	0.28%	0.28%	0.13%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	1.23%	0.98%	1.23%	1.48%	0.83%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y, 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R3	Class R6
1 Year	$125	$100	$619	$151	$85
3 Years	$390	$312	$871	$468	$265
5 Years	$676	$542	$1,142	$808	$460
10 Years	$1,489	$1,201	$1,914	$1,768	$1,025

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Value Index. The largest company by market capitalization in the Russell Midcap® Value Index was approximately $27.8 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $5.8 billion.

The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the S&P 400® Index, higher-than-average dividend yields, or a lower-than-average price-to-book value. In addition, these companies

14	EQUITY FUNDS

BMO Mid-Cap Value Fund (cont.)

may have under-appreciated assets or be involved in company turnarounds or corporate restructurings.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (9.14)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	21.90%
Worst quarter	12/31/2008	(22.55)%

EQUITY FUNDS	15

BMO Mid-Cap Value Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 9/30/93)
Return Before Taxes	11.52%	15.83%	8.21%	N.A.
Return After Taxes on Distributions	8.10%	14.15%	6.70%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	8.76%	12.60%	6.48%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	11.76%	16.12%	N.A.	9.91%
RMCVI (reflects no deduction for fees, expenses or taxes)	14.75%	17.43%	9.43%	11.63%
LMCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.95%	15.35%	8.41%	9.01%

(1)	Because Class A, Class R3, and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A (without the reflection of the payment of sales charges), Class R3, and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R3 and R6 shares will be different from the Class Y and Class I shares (Class R3 shares’ performance will be lower and Class R6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, Class R3, and Class R6 will vary.

The Russell Midcap® Value Index (RMCVI) measures the performance of those companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. Those companies also are included in the Russell 1000® Value Index.

The Lipper Mid-Cap Value Funds Index (LMCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski co-manage the Fund. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999 and has co-managed the Fund since March 2011. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984 and has co-managed the Fund since June 1997. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since March 2011.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A, Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

16	EQUITY FUNDS

BMO Mid-Cap Value Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	17

BMO Mid-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None	None
Redemption Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	None	0.25%	0.50%	None
Other Expenses	0.56%	0.31%	0.31%	0.31%	0.16%
Total Annual Fund Operating Expenses	1.25%	1.00%	1.25%	1.50%	0.85%
Fee Waiver and Expense Reimbursement(2)	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.24%	0.99%	1.24%	1.49%	0.84%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y, 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R3	Class R6
1 Year	$126	$101	$620	$152	$86
3 Years	$396	$317	$876	$473	$270
5 Years	$685	$551	$1,151	$818	$470
10 Years	$1,510	$1,224	$1,935	$1,790	$1,048

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Growth Index. The largest company by market capitalization in

18	EQUITY FUNDS

BMO Mid-Cap Growth Fund (cont.)

the Russell Midcap® Growth Index was approximately $31.6 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $6.9 billion.

The Adviser selects stocks of companies with growth characteristics, including companies with above average earnings growth potential and companies where significant changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (8.41)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2010	17.17%
Worst quarter	12/31/2008	(22.02)%

EQUITY FUNDS	19

BMO Mid-Cap Growth Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 9/30/93)
Return Before Taxes	5.23%	15.07%	8.51%	N.A.
Return After Taxes on Distributions	1.76%	13.20%	7.54%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	5.71%	11.92%	6.83%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	5.49%	15.37%	N.A.	9.10%
RMCGI (reflects no deduction for fees, expenses or taxes)	11.90%	16.94%	9.43%	9.74%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.91%	14.72%	8.89%	8.42%

(1)	Because Class A, Class R3, and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A (without the reflection of the payment of sales charges), Class R3, and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R3 and R6 shares will be different from the Class Y and Class I shares (Class R3 shares’ performance will be lower and Class R6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, Class R3, and Class R6 will vary.

The Russell Midcap® Growth Index (RMCGI) measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Those companies also are included in the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index (LMCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Patrick M. Gundlach and Kenneth S. Salmon co-manage the Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has co-managed the Fund since December 2004.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A, Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

20	EQUITY FUNDS

BMO Mid-Cap Growth Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	21

BMO Small-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	0.50%	None
Other Expenses	0.52%	0.52%	0.52%	0.37%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	1.47%	1.72%	1.07%
Fee Waiver and Expense Reimbursement(3)	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.00%	1.25%	1.50%	0.85%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A	Class R3	Class R6
1 Year	$102	$621	$153	$87
3 Years	$365	$921	$520	$318
5 Years	$649	$1,243	$913	$569
10 Years	$1,458	$2,152	$2,012	$1,286

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

22	EQUITY FUNDS

BMO Small-Cap Value Fund (cont.)

Principal Investment Strategies

The Fund invests at least 80% of its assets in value oriented common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Value Index. The largest company by market capitalization in the Russell 2000® Value Index was approximately $4.8 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $640 million.

The Adviser uses a disciplined investment process that identifies companies that it believes have good value relative to their assets, sustainable cash flow, acceptable levels of debt, and potential for improving their business fundamentals. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and indices of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2012-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (9.40)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	3/31/2013	13.97%
Worst quarter	9/30/2014	(8.01)%

EQUITY FUNDS	23

BMO Small-Cap Value Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 2/28/11)(2)
Return Before Taxes	5.62%	13.85%
Return After Taxes on Distributions	4.16%	12.35%
Return After Taxes on Distributions and Sale of Fund Shares	4.31%	10.64%
Russell 2000® Value Index (reflects no deduction of fees, expenses or taxes)	4.22%	10.92%
LSCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	3.05%	10.20%
LSCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.09%	11.24%

(1)	Because Class A, Class R3, and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A (without the reflection of the payment of sales charges), Class R3, and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A, R3, and R6 shares will be different from the Class I shares (Class A and Class R3 shares’ performance will be lower and Class R6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A, Class R3, and Class R6 will vary.

The Russell 2000® Value Index is a market-weighted, value-oriented index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

The Lipper Small-Cap Value Funds Index (LSCVFI) tracks the total return performance of the 30 largest funds included in this Lipper category. The Fund’s comparative index was changed to the LSCVFI as it was determined to provide a more useful comparison based on the Fund’s investments.

The Lipper Small-Cap Core Funds Index (LSCCFI) tracks the total return performance of the 30 largest funds included in this category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski have co-managed the Fund since its inception in 2011. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

24	EQUITY FUNDS

BMO Small-Cap Value Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	25

BMO Small-Cap Core Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	4.13%	4.13%
Total Annual Fund Operating Expenses	4.78%	5.03%
Fee Waiver and Expense Reimbursement(2)	(3.88)%	(3.88)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.90%	1.15%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class I and 1.15% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$92	$611
3 Years	$1,089	$1,604
5 Years	$2,091	$2,595
10 Years	$4,615	$5,072

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of small-cap U.S. companies similar in size to those within the Russell 2000® Index. These small-cap companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 2000® Index. The largest company by market capitalization in the Russell 2000® Index was approximately $5.8 billion as of October 31, 2015, and the median market capitalization of companies in the Index as of the same period was $729 million.

The Fund pursues its investment objective in the small-cap sector by investing in a select group of small-cap companies

26	EQUITY FUNDS

BMO Small-Cap Core Fund (cont.)

believed to be undervalued relative to their future growth potential. The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe. The investment strategy focuses on company fundamentals by using a disciplined quantitative process to identify companies that, in the Adviser’s opinion, exhibit improving investor interest, have a sustainable competitive advantage, have low financial risk, and will be able to outperform the market over full market cycles. The quantitative process uses a multi-factor risk/return investment model based on internal research and extensive academic studies to select investments for the Fund. The model then ranks each stock in order of attractiveness. The Adviser periodically modifies the investment model based upon its fundamental analysis of the output of the model and the designated risk parameters.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Core Style Investing Risks. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar year 2014)

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (5.84)%.

During the period shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2014	9.66%
Worst quarter	9/30/2014	(6.47)%

EQUITY FUNDS	27

BMO Small-Cap Core Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 12/27/13)
Return Before Taxes	7.80%	7.71%
Return After Taxes on Distributions	7.80%	7.71%
Return After Taxes on Distributions and Sale of Fund Shares	4.41%	5.88%
Russell 2000® Index (reflects no deduction of fees, expenses or taxes)	4.89%	5.06%
LSCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.09%	4.32%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index (LSCCFI) tracks the total return performance of the 30 largest funds included in this category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Thomas Lettenberger and David A. Corris have co-managed the Fund since its inception in 2013. Mr. Lettenberger, a Portfolio Manager of the Adviser, joined the Adviser in 2005. Mr. Corris, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	EQUITY FUNDS

BMO Small-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)(2)	0.94%	0.94%
Distribution (12b-1) Fees	None	None
Other Expenses(2)	0.47%	0.22%
Total Annual Fund Operating Expenses(3)	1.41%	1.16%

(1)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.95% on the Fund’s first $500,000,000 of average daily net assets and 0.90% on average daily net assets in excess of $500,000,000.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.44% for Class Y and 1.19% for Class I through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$144	$118
3 Years	$446	$368
5 Years	$771	$638
10 Years	$1,691	$1,409

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Growth Index. The largest company by market capitalization in the Russell 2000® Growth Index was approximately $5.8 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $796 million.

The Adviser selects stocks of companies with growth characteristics, including companies with above-average earnings growth potential and companies where significant changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

EQUITY FUNDS	29

BMO Small-Cap Growth Fund (cont.)

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y —Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (9.16)%

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2011	19.81%
Worst quarter	9/30/2011	(24.00)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 10/31/95)
Return Before Taxes	(0.43)%	15.66%	9.98%	N.A.
Return After Taxes on Distributions	(5.41)%	13.05%	7.97%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	2.20%	12.13%	7.72%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	(0.15)%	15.94%	N.A.	10.57%
Russell 2000® Growth (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%	7.03%
LSCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	1.98%	15.02%	7.38%	8.60%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

30	EQUITY FUNDS

BMO Small-Cap Growth Fund (cont.)

The Russell 2000® Growth Index (Russell 2000® Growth) measures the performance of those companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Small-Cap Growth Funds Index (LSCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Patrick M. Gundlach and Kenneth S. Salmon co-manage the Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has managed or co-managed the Fund since April 2004.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	31

BMO Global Low Volatility Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	4.90%	4.90%
Total Annual Fund Operating Expenses	5.55%	5.80%
Fee Waiver and Expense Reimbursement(3)	(4.70)%	(4.70)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.85%	1.10%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.85% for Class I and 1.10% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$87	$607
3 Years	$1,236	$1,742
5 Years	$2,374	$2,860
10 Years	$5,162	$5,577

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of companies located in the countries included, at the time of purchase, in the MSCI All Country World Index, which includes 23 developed and 23 emerging market countries. The Fund normally invests at least 40% of its net assets in securities located outside the United States and is diversified among at least three countries. The Fund may invest in companies across all market capitalizations.

The Fund seeks to create a portfolio that exhibits less price volatility than the MSCI All Country World Index. The Adviser defines

32	INTERNATIONAL AND GLOBAL FUNDS

BMO Global Low Volatility Equity Fund (cont.)

“volatility” as the standard deviation of the Fund’s returns compared to the standard deviation of the returns in the Index. Under normal market conditions, the Adviser targets a range for the Fund that is 10 – 40% less volatile than the Index. There is no guarantee that the Fund will achieve this target. Using a unique, quantitative approach based on the Adviser’s multi-factor risk/return models, the Adviser selects stocks that either exhibit less price volatility than the Index and/or reduce the overall portfolio volatility due to their negative correlation to other stocks in the portfolio. This approach seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the Index.

In determining where a company is located, the Adviser relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies located in countries included in the MSCI All Country World Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this Index.

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, the Adviser’s strategy may limit the Fund’s gains in rising markets.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns

INTERNATIONAL AND GLOBAL FUNDS	33

BMO Global Low Volatility Equity Fund (cont.)

before taxes for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar year 2014)

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (1.58)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	5.64%
Worst quarter	9/30/2014	(2.28)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 9/27/13)
Return Before Taxes	10.33%	12.21%
Return After Taxes on Distributions	9.91%	11.87%
Return After Taxes on Distributions and Sale of Fund Shares	6.05%	9.27%
MSCI All Country World Index (reflects no deduction of fees, expenses or taxes)	4.16%	9.32%
LGMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	2.32%	7.49%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets.

The Lipper Global Multi-Cap Core Funds Index (LGMCCFI) tracks the total return performance of the 30 largest funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. David A. Corris, Jay Kaufman, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2013. Mr. Kaufman, a Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since December 2013. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

34	INTERNATIONAL AND GLOBAL FUNDS

BMO Global Low Volatility Equity Fund (cont.)

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INTERNATIONAL AND GLOBAL FUNDS	35

BMO Disciplined International Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	0.25%	0.50%	None
Other Expenses(2)	0.90%	0.90%	0.90%	0.75%
Total Annual Fund Operating Expenses	1.50%	1.75%	2.00%	1.35%
Fee Waiver and Expense Reimbursement(3)	(0.60)%	(0.60)%	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.90%	1.15%	1.40%	0.75%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class I, 1.15% for Class A, 1.40% for Class R3, and 0.75% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A	Class R3	Class R6
1 Year	$92	$611	$143	$77
3 Years	$415	$968	$569	$368

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the fiscal year end, portfolio turnover information is not available.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of companies located in countries outside of the United States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. However, the Fund may invest up to 20% of its

36	INTERNATIONAL AND GLOBAL FUNDS

BMO Disciplined International Equity Fund (cont.)

net assets in companies located in countries not represented in this index, including emerging market countries. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, rights, warrants, and exchange-traded funds (ETFs). The Fund also may invest in convertible securities (fixed income securities convertible into shares of common or preferred stock). In determining where a company is located, the Adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. The Fund may invest in companies across all market capitalizations.

The Fund’s Adviser focuses on companies that it believes are fundamentally strong, have attractive valuations, possess growing investor interest, and may outperform the overall equity market. Using a unique, quantitative approach based on multi-factor risk/return models, the Adviser selects equity securities that it believes will provide higher returns than the MSCI EAFE Index, its benchmark index. The multi-factor risk/return models incorporate numerous factors including (but not limited to) valuation, earnings quality, earnings growth potential, and earnings and price momentum. The Adviser uses the multi-factor risk/return models to compare various investment opportunities. The Adviser invests in those securities it believes will provide a better return relative to their risk than other securities. The Adviser may sell a security for numerous reasons. The Adviser considers whether to sell a security when a company’s fundamentals deteriorate or the Adviser believes a company’s fundamentals will deteriorate, when another security appears to provide the potential for a better return relative to its risk, if the Adviser believes the security is no longer attractively valued, or if the Adviser believes the security will no longer help the Fund achieve its investment objective. The Adviser may sell a security to manage the size of a holding or sector weighting or to fund redemptions.

The Fund may invest in forward foreign currency exchange contracts, a type of derivative instrument, for purposes of hedging its exposure to non-U.S. currencies. From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Exchange-Traded Funds Risks. By investing in an ETF, there is a risk that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, possible imposition of foreign withholding taxes, and trading restrictions or economic sanctions. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to

INTERNATIONAL AND GLOBAL FUNDS	37

BMO Disciplined International Equity Fund (cont.)

currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

New Fund Risks. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Board may recommend liquidation and termination of the Fund at any time.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund assets are focused in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Jay Kaufman and Ernesto Ramos, Ph.D. have co-managed the Fund since its inception in 2015.

Mr. Kaufman, a Portfolio Manager of the Adviser, joined the Adviser in 2010. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application.

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38	INTERNATIONAL AND GLOBAL FUNDS

BMO Pyrford International Stock Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	None	None	0.25%	0.50%	None
Other Expenses	0.55%	0.30%	0.30%	0.30%	0.15%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.29%	1.04%	1.29%	1.54%	0.89%
Fee Waiver and Expense Reimbursement(3)	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.25%	1.00%	1.25%	1.50%	0.85%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y, 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R3	Class R6
1 Year	$127	$102	$621	$153	$87
3 Years	$405	$327	$885	$483	$280
5 Years	$704	$570	$1,169	$836	$489
10 Years	$1,553	$1,267	$1,975	$1,831	$1,092

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

INTERNATIONAL AND GLOBAL FUNDS	39

BMO Pyrford International Stock Fund (cont.)

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of companies located in a number of countries outside the United States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. Although the Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $2 billion.

The Fund’s sub-adviser is Pyrford International Ltd. (Pyrford), an affiliate of the Adviser. Pyrford seeks to minimize losses by adopting a highly defensive investment stance at times of perceived high risk, characterized by high valuation levels or high levels of financial leverage. The Fund does not target a specific volatility level, but aims to deliver volatility significantly below that of the MSCI EAFE Index by being zero weight in any country, sector, or stock that Pyrford believes has very poor value as measured by established fundamental value metrics (such as dividend yields, return on equity, and P/E ratios).

In determining where a company is located, the sub-adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies that are included in the MSCI EAFE Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this index, including emerging market countries.

The Fund may invest in forward foreign currency exchange contracts, a type of derivative instrument, for purposes of hedging its exposure to non-U.S. currencies.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Management Risks. Pyrford’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

40	INTERNATIONAL AND GLOBAL FUNDS

BMO Pyrford International Stock Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2012-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (7.47)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2013	7.05%
Worst quarter	9/30/2014	(3.93)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class Y (Inception 12/29/11)
Return Before Taxes	0.33%	9.97%
Return After Taxes on Distributions	(0.27)%	9.51%
Return After Taxes on Distributions and Sale of Fund Shares	0.87%	7.95%
Class I (Inception 12/29/11)
Return Before Taxes	0.57%	10.26%
EAFE (reflects no deduction of fees, expenses or taxes)	(4.90)%	11.52%
LIMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	(4.65)%	11.26%

(1)	Because Class A, Class R3, and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A (without the reflection of the payment of sales charges), Class R3, and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R3 and R6 shares will be different from the Class Y and Class I shares (Class R3 shares’ performance will be lower and Class R6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, Class R3, and Class R6 will vary.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

The Lipper International Multi-Cap Core Funds Index (LIMCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Pyrford International Ltd., an affiliate of the Adviser.

Portfolio Managers. Tony Cousins, Daniel McDonagh, and Paul Simons have co-managed the Fund since its inception in 2011. Mr. Cousins, Chief Executive Officer and Chief Investment Officer, joined Pyrford in 1989. Mr. McDonagh, Head of Portfolio Management, Europe & UK, joined Pyrford in 1997. Mr. Simons, Head of Portfolio Management, Asia-Pacific, joined Pyrford in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

INTERNATIONAL AND GLOBAL FUNDS	41

BMO Pyrford International Stock Fund (cont.)

You may sell (redeem) your Class A, Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42	INTERNATIONAL AND GLOBAL FUNDS

BMO LGM Emerging Markets Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.49%	0.49%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.40%	1.65%
Fee Waiver and Expense Reimbursement(4)	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	1.16%	1.41%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Other Expenses have been restated to reflect current fees.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.15% for Class I and 1.40% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$118	$636
3 Years	$420	$972
5 Years	$743	$1,331
10 Years	$1,659	$2,338

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of foreign companies located in emerging markets or whose

INTERNATIONAL AND GLOBAL FUNDS	43

BMO LGM Emerging Markets Equity Fund (cont.)

primary business activities or principal trading markets are in emerging markets. The Fund may invest in equity securities of any market capitalization. The Fund’s sub-adviser, LGM Investments Limited (LGM Investments), an affiliate of the Adviser, considers emerging markets to be those markets in any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. LGM Investments may make adjustments to the list of emerging markets countries from time to time based on economic criteria, market changes, or other factors.

LGM Investments uses a “bottom-up,” fundamental approach to identify quality, growth companies typically with dominant industry positions, strong balance sheets, and cash flows to support a sustainable dividend payout.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political, and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Geographic Concentration Risks. To the extent the Fund invests a substantial amount of its assets in securities of issuers located in a single country or geographic region, the Fund’s performance may be more susceptible to any changes to the regulatory, political, social or economic conditions in such country or geographic region.

Management Risks. LGM Investments’ judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com. LGM Investments assumed its role as sub-adviser of the Fund effective December 28, 2012. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited (LGM(HK)), another affiliate of the Adviser, served as the Fund’s sub-adviser. Prior to December 29, 2011, the Fund was known as the Marshall Emerging Markets Equity Fund and was managed by another sub-adviser. The performance results shown in the bar chart and table are from periods during which the Fund was managed by LGM Investments, LGM(HK), or another sub-adviser.

44	INTERNATIONAL AND GLOBAL FUNDS

BMO LGM Emerging Markets Equity Fund (cont.)

Class I—Annual Total Returns (calendar years 2009-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (11.33)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	32.63%
Worst quarter	9/30/2011	(23.74)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class I (Inception 12/22/08)(2)
Return Before Taxes	6.32%	1.58%	10.71%
Return After Taxes on Distributions	6.15%	0.94%	9.90%
Return After Taxes on Distributions and Sale of Fund Shares	4.08%	1.81%	9.11%
EMI (reflects no deduction for fees, expenses or taxes)	(2.19)%	1.78%	12.11%
LEMFI (reflects deduction of fees and no deduction for sales charges or taxes)	(2.66)%	2.51%	12.24%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Morgan Stanley Capital International Emerging Markets Index (EMI) is a market capitalization-weighted equity index of companies representative of the market structure of emerging countries in Europe, Latin America, Africa, the Middle East, and Asia.

The Lipper Emerging Markets Funds Index (LEMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. LGM Investments Limited, an affiliate of the Adviser.

Portfolio Managers. Irina Hunter and Rasmus Nemmoe co-manage the Fund. Ms. Hunter, a Senior Portfolio Manager at LGM Investments, joined Lloyd George Management (together with LGM Investments and its subsidiaries, “LGM”) in 2007 and has co-managed the Fund since December 2011. Mr. Nemmoe, a Senior Portfolio Manager at LGM Investments, joined LGM in 2012 and has co-managed the Fund since December 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

INTERNATIONAL AND GLOBAL FUNDS	45

BMO LGM Emerging Markets Equity Fund (cont.)

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income and long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

46	INTERNATIONAL AND GLOBAL FUNDS

BMO TCH Emerging Markets Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.55%	0.55%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	2.42%	2.42%
Total Annual Fund Operating Expenses	2.97%	3.22%
Fee Waiver and Expense Reimbursement(3)	(2.12)%	(2.22)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.85%	1.00%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.85% for Class I and 1.00% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$87	$448
3 Years	$718	$1,106
5 Years	$1,375	$1,788
10 Years	$3,138	$3,601

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in debt securities of emerging market governments, of companies located in emerging markets, or whose primary business activities or principal trading markets are in emerging markets. Debt securities include sovereign debt instruments and corporate bonds. The Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, considers emerging markets to be those markets in any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy,

INTERNATIONAL AND GLOBAL FUNDS	47

BMO TCH Emerging Markets Bond Fund (cont.)

Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. TCH may make adjustments to the list of emerging market countries from time to time based on economic criteria, market changes, or other factors.

Although the Fund invests primarily in investment grade securities (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality), the Fund may invest in debt securities that are below investment grade, also known as high yield securities or “junk bonds,” generally in accordance with the Fund’s current benchmark, the J.P. Morgan Emerging Markets Bond Index Global Diversified. High yield securities may represent more than 20% of the Index. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. Although the Fund expects to maintain an intermediate- to long-term average effective maturity, there are no maturity restrictions on individual holdings or on the overall portfolio. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations,

political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sovereign Debt Risks. Sovereign debt instruments are subject to the risk that a governmental entity may be unable to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, or political concerns. If a governmental entity defaults on an obligation, the Fund may have limited recourse against the defaulting government and may lose its investment.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of inves-

48	INTERNATIONAL AND GLOBAL FUNDS

BMO TCH Emerging Markets Bond Fund (cont.)

ting in the Fund. The bar chart shows the Fund’s total returns for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar year 2014)(1)

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (3.80)%.

During the period shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	5.29%
Worst quarter	12/31/2014	(1.85)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 9/30/13)
Return Before Taxes	8.17%	7.38%
Return After Taxes on Distributions	4.63%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	4.62%	4.15%
JP Morgan Emerging Markets Bond Global Diversified Index (reflects no deduction of fees, expenses or taxes)	7.43%	7.19%
LEMHCDFI (reflects deduction of fees and no deduction for sales charges or taxes)	1.40%	2.75%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.

The JP Morgan Emerging Markets Bond Global Diversified Index tracks total returns for traded external debt instruments in the emerging markets and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

The Lipper Emerging Markets Hard Currency Debt Funds Index tracks the total return performance of the 30 largest funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Portfolio Managers. William J. Canida, Alan M. Habacht, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2013. Mr. Habacht, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1987 and has co-managed the Fund since its inception in 2013. Mr. Kimball, Vice President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since its inception in 2013. Ms. Mardarovici, Vice President and Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since its inception in 2013. Mr. Reda, Vice President and Portfolio Manager of TCH, joined TCH in 2001 and has co-managed the Fund since December 2015. Ms. Woodward, President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since December 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

INTERNATIONAL AND GLOBAL FUNDS	49

BMO TCH Emerging Markets Bond Fund (cont.)

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50	INTERNATIONAL AND GLOBAL FUNDS

BMO Alternative Strategies Fund

Investment Objective:

The Fund seeks capital appreciation with an emphasis on absolute returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.70%	1.70%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	2.47%	2.47%
Dividend and Interest Expenses	0.52%	0.52%
Total Other Expenses	2.99%	2.99%
Acquired Fund Fees and Expenses(2)	0.05%	0.05%
Total Annual Fund Operating Expenses	4.74%	4.99%
Fee Waiver and Expense Reimbursement(3)	(2.22)%	(2.22)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	2.52%	2.77%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, Acquired Fund Fees and Expenses, and Dividend and Interest Expenses) from exceeding 1.95% for Class I and 2.20% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$255	$766
3 Years	$1,229	$1,735
5 Years	$2,208	$2,705
10 Years	$4,678	$5,130

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period ended August 31, 2015, the Fund’s portfolio turnover rate (not annualized) was 119% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to provide attractive risk-adjusted returns over the long term, broad investment diversification, and to maintain lower volatility relative to the broad equity and fixed income

ALTERNATIVE FUNDS	51

BMO Alternative Strategies Fund (cont.)

markets by allocating the Fund’s assets across a variety of investment strategies, generally by employing multiple sub-advisers (each, a “Sub-Adviser”). In allocating the Fund’s assets among multiple Sub-Advisers, the Adviser seeks to diversify exposures across geographies, sectors, market capitalizations, and security types. A range of qualitative and quantitative factors is reviewed when determining the allocations to the Sub-Advisers, including each Sub-Adviser’s investment style, historical performance, and portfolio holdings.

The Adviser is responsible for setting and monitoring the Fund’s investment guidelines, selecting the Fund’s Sub-Advisers, managing the Fund’s cash, allocating Fund assets among Sub-Advisers, and monitoring the performance of each Sub-Adviser. The Adviser also may manage a portion of the Fund’s assets to (i) properly position the overall portfolio from a risk management perspective; (ii) manage one or more of the strategies discussed below on a temporary or long-term basis; or (iii) make additional investments at its own discretion. CTC myCFO, LLC (CTC), one of the Fund’s Sub-Advisers and an affiliate of the Adviser, assists the Adviser in identifying and selecting the Sub-Advisers and determining the most appropriate allocation of the Fund’s assets among the Sub-Advisers. The identity and number of Sub-Advisers and the allocation of Fund assets among them will change over time.

Each Sub-Adviser other than CTC is responsible for the day-to-day investment decisions for the portion of Fund assets allocated to it, although the Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisers. In recommending new Sub-Advisers to the Fund’s Board of Directors, the Adviser conducts a detailed quantitative, qualitative, and risk analysis process and considers numerous factors, including, but not limited to, the Sub-Adviser’s investment style, reputation, depth and experience of its investment team, financial stability, demonstrated ability to implement a particular investment strategy, consistency of past returns, and policies and procedures to monitor account for risk.

The investment strategies that the Sub-Advisers may utilize generally include the following types of investments: (i) equity securities of companies of any market capitalization throughout the world (including the United States), which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and exchange traded funds (ETFs); (ii) debt securities, which may include debt securities of governments throughout the world (including the United States) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the United States), below investment grade debt securities, including defaulted securities and distressed debt (commonly known as “junk bonds”), bank loans, and con-

vertible bonds; and (iii) foreign currencies. The Sub-Advisers invest without limitation in securities of any duration.

In addition, certain Sub-Advisers may engage in long and short sales transactions to employ their strategies. When a Sub-Adviser sells securities short for the Fund, it sells a security that the Fund does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete the short sale transaction, the Sub-Adviser buys the same security for the Fund in the market at a later date and returns it to the lender. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Sub-Advisers may invest in a variety of derivative instruments for hedging or investment purposes. Such derivative instruments may include: (i) futures contracts based on securities, indices, currencies, and/or U.S. government bonds; (ii) forward foreign currency exchange contracts; (iii) swaps, such as credit default swaps, total return swaps, and/or interest rate swaps; and (iv) call and put options on securities and indices, including writing (selling) calls against positions in the portfolio (covered calls) or writing (selling) puts on securities and indices. The Sub-Advisers may use any of these derivatives in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions. A Sub-Adviser may choose not to hedge its positions. As a result of the Fund’s derivatives usage, the Fund may have economic leverage, which means that the sum of the Fund’s investment exposures through the use of its derivatives may exceed the amount of assets invested in the Fund, although these exposures may vary over time.

In addition to the specific Sub-Adviser Strategies described below, the Adviser may selectively implement an overlay strategy from time to time to manage the risk of the combined portfolio. The Adviser monitors the portion of assets allocated to each Sub-Adviser. The Adviser also reviews the risk profile of the overall portfolio and the Fund’s adherence to investment guidelines. The Adviser may implement the overlay strategy when the Adviser considers the overall portfolio to have more exposure to a certain type of risk than is appropriate, when the Adviser considers the Fund’s volatility to be higher or lower than desired, or to ensure adherence to investment guidelines. On occasion, the Adviser also may utilize the overlay strategy to seek additional returns. In implementing the overlay strategy, the Adviser expects to utilize derivative instruments, such as S&P 500 futures contracts, and may utilize other types of investments at times. The Adviser expects the overlay strategy will allow it to manage the Fund’s risks with more precision with the intent to deliver more consistent returns with lower volatility.

Sub-Adviser Strategies. The Adviser expects that the Sub-Advisers (and, at times, the Adviser) generally will implement one

52	ALTERNATIVE FUNDS

BMO Alternative Strategies Fund (cont.)

or more of the investment strategies summarized below. These strategies are similar to investment strategies traditionally employed by hedge funds, which include non-traditional or “alternative” strategies. These strategies may be used by a Sub-Adviser or Adviser to seek high total return, to provide hedging benefits, to manage volatility, and/or to provide market-neutral returns for the Fund. From time to time, the Fund may have little or no assets allocated to any one particular strategy in light of economic or other conditions (including the availability of Sub-Advisers), as determined by the Adviser in its sole discretion.

The descriptions of the following investment strategies are subjective, are not complete descriptions of any strategy, and may differ from classifications made by other investment firms that implement similar investment strategies.

Long/Short Equity Strategies: The Adviser or a Sub-Adviser (for purposes of this section only, each is referred to as an “Adviser”) employing a long/short equity strategy generally seeks to produce returns from investments in the equity markets by combining long and short positions in particular securities or markets. For example, in employing this strategy, an Adviser may use fundamental research to identify securities to buy long (with the expectation that they will increase in value) and sell short (with the expectation that they will decrease in value). Other methodologies, such as relative value or event driven, also may be utilized to determine which securities to buy long and which to sell short. Under this strategy, the Fund may purchase securities or sell securities short or use options and futures or other derivative instruments on securities, ETFs, or indices to gain long or short exposure to securities or markets. An Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

Hedged Credit Strategies: A hedged credit (or long/short fixed income) strategy generally involves taking both long and short positions in fixed income securities across multiple sectors and credit quality ranges in one or more countries, including developed and emerging market countries. An Adviser that employs this strategy generally uses a fundamental driven approach to investing across the capital structure of a company and attempts to profit from investing in all aspects of a company’s capital structure through both long and short positions. Other methodologies, such as event driven also may be utilized to determine the long and short positions. In employing a hedged credit strategy, an Adviser may invest in a variety of fixed or variable rate debt instruments and other securities of all credit qualities including high yield bonds, distressed securities, and companies near, or in, bankruptcy. An Adviser also may invest in equity securities and other types of securities when employing this type of strategy. These securities may be currently out-of-favor, have low credit ratings, or be affected by other adverse factors. This may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that an Adviser believes the marketplace has not yet reflected. Under this strategy, the Fund may purchase securities or sell securities short and use collateralized debt obligations and derivative instruments, such as credit default swaps and equity options, to gain long or short exposure to securities or markets.

Event Driven Strategies: An event driven strategy seeks to profit from pricing inefficiencies that may result from specific, catalyst-driven events, such as mergers, spin-offs, corporate restructurings and management changes. Investments pursuant to this strategy focus on company-specific activities and seek to profit from specific events regardless of market direction. An Adviser employing this strategy for the Fund may invest in either equity or debt securities, may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

Relative Value Strategies: A relative value strategy employs investment techniques that are intended to profit from pricing inefficiencies, which involves taking a position in one financial instrument while offsetting the position with another financial instrument to attempt to benefit from changes in price. For example, an Adviser utilizing this strategy may use fundamental monitoring of securities, with macro data analysis to determine the most attractive company-specific securities for both long and short positions. In addition, an Adviser may seek to identify pricing inefficiencies in volatile products, such as options, and buy or sell a combination of such products to profit from their mispricing. Under this strategy, an Adviser may purchase securities or sell securities short, including ETFs, and use derivative instruments, including over-the-counter and exchange traded instruments, such as futures, swaps, currency forwards, and options on securities, ETFs, or indices to realize pricing inefficiencies or to hedge the portfolio. An Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

Macro Strategies: A macro strategy seeks to profit from anticipated changes in macroeconomic trends in the fixed income, equity, and foreign currency markets. For example, an Adviser may establish both long and short positions in interest rate, foreign exchange, equity, and credit markets (often through derivatives such as futures) based on its analysis of global economic conditions. An Adviser may use quantitative

ALTERNATIVE FUNDS	53

BMO Alternative Strategies Fund (cont.)

or other models to identify investment opportunities across asset classes and to forecast trends in the markets and/or may employ a managed futures strategy to profit from shifts in different markets. Certain Advisers may implement this strategy primarily through the use of managed futures. Under this strategy, an Adviser may purchase securities or sell securities short or use derivative instruments, such as futures and currency forwards to achieve the same effect. A macro strategy may be either tactical or strategic and an Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

In implementing these investment strategies, an Adviser may engage in frequent trading of securities. BMO Asset Management Corp. may, in its discretion, add to, delete from, or modify the categories of investment strategies employed by the Fund and one or more of the strategies described above may not be represented in the Fund’s holdings at any given time. In addition, in certain circumstances, an Adviser may make additional investments in pursuing its investment strategy.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Aggressive Investment Techniques and Strategies Risks. The Fund may invest in and use investment techniques, strategies, and financial instruments that may be considered aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Bank Loan Risks. No active trading market may exist for some loans in which the Fund may invest and a secondary market for those loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may affect the ability of the Fund to accurately value the loan. In addition, certain loans may not be considered “securities,” and, therefore, the Fund may not be entitled to rely on the antifraud protections of the federal securities laws.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Collateralized Debt Obligations (CDO) Risks. An investment in a CDO is subject to the risks of debt securities and asset-backed securities generally and also are subject to additional risks, such as liquidity risk; the risk that distributions from collateral securities will not be adequate to make interest or other payments; and the risk that the quality of the collateral may decline in value, default, or be downgraded.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds, or corporate restructurings, may present special risks because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds, or corporate restructurings, may be subject to significant and unpredictable fluctuations.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

54	ALTERNATIVE FUNDS

BMO Alternative Strategies Fund (cont.)

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivatives Risks. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and an Adviser’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Credit Default Swap Risks. Credit default swaps are subject to general market risks, liquidity risks, and credit risks. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. If the Fund is a seller in a credit default swap and an event of default occurs, there may be a loss of value to the Fund.

Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks, liquidity risks, and credit risks. A forward foreign currency exchange contract may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Leverage Risks. Derivatives and other investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested.

Options and Futures Risks. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreement Risks. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

Distressed Securities Risks. The Fund’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default, or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Exchange-Traded Funds Risks. By investing in an ETF, there is a risk that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, possible imposition of foreign withholding taxes and trading restrictions or economic sanctions. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S.

ALTERNATIVE FUNDS	55

BMO Alternative Strategies Fund (cont.)

government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, there is a risk that these entities will default on a financial obligation.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations and supply and demand.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. An Adviser’s judgment about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, because portions of the Fund’s assets are managed by different Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in securities of the same issuer or engage in derivatives transactions that may offset each other. Certain Advisers may be purchasing securities at the same time other Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of BMO Asset Management Corp. in allocating the Fund’s assets among the various investment strategies and Advisers. Because BMO Asset Management Corp. will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Advisers or the possible increased risk of investing in a limited number of investment strategies. In addition, certain of the Advisers may have limited experience managing strategies within a registered investment company. Registered investment companies, unlike the private hedge funds the Advisers may typically manage, are subject to daily cash flows from investors and to certain legal and tax-related restrictions on investments.

Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when there is a general market advance and the Fund holds significant “short” positions or when there is a general market decline and the Fund holds significant “long” positions.

Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may incur a higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund assets are focused in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

56	ALTERNATIVE FUNDS

BMO Alternative Strategies Fund (cont.)

Short Sales Risks. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. In addition, it is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increase in value, increasing the potential for loss. Therefore, the risk of loss may be theoretically unlimited.

Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser

BMO Asset Management Corp.

Sub-Advisers

Sub-Advisers	Strategy
CTC myCFO, LLC (an affiliate of the Adviser)	Sub-Adviser Selection and Monitoring and Allocation across Strategies
Capstone Investment Advisors, LLC (Capstone)	Relative Value – Options Strategy
Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal)	Long/Short Equity/Event Driven Strategy – All Capitalization Ranges
Graham Capital Management, L.P. (Graham)	Macro – Tactical Trend Managed Futures Strategy
Iridian Asset Management LLC (Iridian)	Long/Short Equity Strategy – Midsize Capitalization Ranges
Pine River Capital Management L.P. (Pine River)	Relative Value – Global Equity Strategy
Sound Point Capital Management, L.P. (Sound Point)	Hedged Credit/Event Driven Strategy

Portfolio Managers. Lowell Yura and Kristina Kalebich are co-portfolio managers of the Fund. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has co-managed the Fund since its inception. Ms. Kalebich, Director – Alternatives Specialist, joined the Adviser in 2014 and has co-managed the Fund since its inception.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application.

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

ALTERNATIVE FUNDS	57

BMO Alternative Strategies Fund (cont.)

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

58	ALTERNATIVE FUNDS

BMO Global Long/Short Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%	0.50%	None
Other Expenses(2)	0.90%	0.90%	0.90%	0.75%
Dividend and Interest Expenses	0.55%	0.55%	0.55%	0.55%
Total Other Expenses	1.45%	1.45%	1.45%	1.30%
Total Annual Fund Operating Expenses	2.45%	2.70%	2.95%	2.30%
Fee Waiver and Expense Reimbursement(3)	(0.55)%	(0.55)%	(0.55)%	(0.55)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.90%	2.15%	2.40%	1.75%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, Acquired Fund Fees and Expenses, and Dividend and Interest Expenses) from exceeding 1.35% for Class I, 1.60% for Class A, 1.85% for Class R3, and 1.20% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A	Class R3	Class R6
1 Year	$193	$707	$243	$178
3 Years	$711	$1,247	$861	$666

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the fiscal year end, portfolio turnover information is not available.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in equity securities or equity-related securities, including both long and short positions and derivative instruments that provide exposure to equity securities. The Fund normally invests at least 40% of its net assets in equity securities of companies located outside the United States, including emerging market countries, and will be diversified among at least three countries. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, rights, warrants, and exchange-traded funds

ALTERNATIVE FUNDS	59

BMO Global Long/Short Equity Fund (cont.)

(ETFs). The Fund also may invest in convertible securities (fixed income securities convertible into shares of common or preferred stock), which the Fund treats as both fixed income and equity securities for purposes of its investment policies and limitations. In determining where a company is located, the Adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. The Fund may invest in companies across all market capitalizations.

The Adviser seeks to achieve the Fund’s investment objective by taking both long and short positions in global equity securities. The Adviser combines a quantitative approach with a fundamental bottom-up (company-specific) and top-down (market-level) analysis that seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the MSCI All Country World Index, the Fund’s primary benchmark index.

The Fund’s Adviser focuses on companies for “long” positions that it believes are fundamentally strong, have attractive valuations, possess growing investor interest, and may outperform the overall equity market. Using a unique, quantitative approach based on multi-factor risk/return models, the Adviser selects equity securities that it believes will provide higher returns than its benchmark index. The multi-factor risk/return models incorporate numerous factors including (but not limited to) valuation, earnings quality, earnings growth potential, and earnings and price momentum. The Adviser uses the multi-factor risk/return models to compare various investment opportunities. The Adviser invests in those securities it believes will provide a better return relative to their risk than other securities. The Adviser may sell a security for numerous reasons. The Adviser considers whether to sell a security when a company’s fundamentals deteriorate or the Adviser believes a company’s fundamentals will deteriorate, when another security appears to provide the potential for a better return relative to its risk, if the Adviser believes the security is no longer attractively valued, or if the Adviser believes the security will no longer help the Fund achieve its investment objective. The Adviser may sell a security to manage the size of a holding or sector weighting or to fund redemptions.

The Fund’s Adviser focuses on companies for “short” positions that it believes are fundamentally challenged, are overvalued, are experiencing deteriorating investor interest, and may underperform the overall equity market. The Adviser uses essentially the same quantitative approach based on multi-factor risk/return models to identify potential short opportunities, but augments the model to account for securities that are difficult to short due to size and availability of securities and to eliminate short positions with risk profiles the Adviser considers unattractive.

The Fund may invest in various derivatives instruments for purposes of pursuing its investment objective, for risk management, portfolio management, earning income, managing target duration, gaining exposure to a particular asset class, or hedging its exposure to particular investments or non-U.S. currencies. Such derivative instruments may include: (i) currency futures, forwards, options, and swaps; (ii) index futures, forwards, options, and swaps; (iii) equity futures, forwards, options, and swaps; and (iv) forward foreign currency exchange contracts.

The Adviser’s long/short exposure will vary over time based on the Adviser’s assessments of market conditions and other factors. From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available. In implementing the investment strategies, the Adviser may engage in frequent trading.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset Segregation Risks. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes

60	ALTERNATIVE FUNDS

BMO Global Long/Short Equity Fund (cont.)

in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivatives Risks. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and an Adviser’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risks. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risks. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risks. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Exchange-Traded Funds Risks. By investing in an ETF, there is a risk that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, possible imposition of foreign withholding taxes, and trading restrictions or economic sanctions. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when there is a general market advance and the Fund holds significant “short” positions or when there is a general market decline and the Fund holds significant “long” positions.

New Fund Risks. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Board may recommend liquidation and termination of the Fund at any time.

Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may incur a higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may

ALTERNATIVE FUNDS	61

BMO Global Long/Short Equity Fund (cont.)

realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund assets are focused in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Short Sales Risks. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. In addition, it is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increase in value, increasing the potential for loss. Therefore, the risk of loss may be theoretically unlimited. Taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt have co-managed the Fund since its inception in 2015. Mr. Kaufman, a Portfolio Manager of the Adviser, joined the Adviser in 2010. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005. Mr. Rosenblatt, a Portfolio Manager of the Adviser, joined the Adviser in 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares.

For Class A, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application.

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

62	ALTERNATIVE FUNDS

BMO Ultra-Short Tax-Free Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.15%	0.15%	0.15%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.47%	0.22%	0.22%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.63%	0.38%	0.63%
Fee Waiver and Expense Reimbursement(5)	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)	0.56%	0.31%	0.56%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100,000,000 of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.17% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.

(4)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y, 0.30% for Class I, and 0.55% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$57	$32	$256
3 Years	$195	$115	$391
5 Years	$344	$206	$537
10 Years	$780	$474	$964

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a tax-

FIXED INCOME FUNDS	63

BMO Ultra-Short Tax-Free Fund (cont.)

able account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one year or less. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

The Fund invests primarily in municipal securities within the investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include fixed and floating rate debt obligations of states, territories, and possessions of the U.S., and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). Fund investments are selected after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

64	FIXED INCOME FUNDS

BMO Ultra-Short Tax-Free Fund (cont.)

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of broad measures of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2010-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.04%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2010	0.54%
Worst quarter	6/30/2013	(0.12)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class Y (Inception 9/30/09)
Return Before Taxes	0.91%	1.12%	1.17%
Return After Taxes on Distributions	0.90%	1.11%	1.17%
Return After Taxes on Distributions and Sale of Fund Shares	0.72%	1.08%	1.12%
Class I (Inception 9/30/09)
Return Before Taxes	1.16%	1.37%	1.40%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)*	0.30%	0.50%	0.54%
B1MBI (reflects deduction of fees and no deduction for sales charges or taxes)	0.59%	0.99%	1.10%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.04%	1.34%	1.36%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

*	The benchmark for the Fund is a blended benchmark, which consists of 50% Barclays 1 Year Municipal Bond Index (B1MBI) and 50% iMoneyNet Money Market Fund Report Tax Free National Retail Index (IMNTFNR).

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays 1 Year Municipal Bond Index (B1MBI) is the 1-year component of the Barclays Capital Municipal Bond Index, which

FIXED INCOME FUNDS	65

BMO Ultra-Short Tax-Free Fund (cont.)

is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.

The iMoneyNet Money Market Fund Report Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Short Municipal Debt Funds Index (LSMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. John D. Boritzke, Craig J. Mauermann, Robert Wimmel, and Thomas Byron are co-portfolio managers of the Fund. Mr. Boritzke, Head of Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983 and has co-managed the Fund since May 2015. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since its inception in 2009. Mr. Wimmel, Portfolio Manager and Head of Municipal Fixed Income at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, Portfolio Manager at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Boritzke will retire from the Adviser and relinquish all portfolio management duties effective April 30, 2016.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

66	FIXED INCOME FUNDS

BMO Short Tax-Free Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.64%	0.39%	0.39%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	0.60%	0.85%
Fee Waiver and Expense Reimbursement(4)	(0.29)%	(0.19)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.56%	0.41%	0.56%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y, 0.40% for Class I, and 0.55% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$57	$42	$256
3 Years	$242	$173	$437
5 Years	$443	$316	$634
10 Years	$1,022	$732	$1,202

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

FIXED INCOME FUNDS	67

BMO Short Tax-Free Fund (cont.)

Principal Investment Strategies

The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include debt obligations of states, territories, and possessions of the U.S., and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

68	FIXED INCOME FUNDS

BMO Short Tax-Free Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2013-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.79%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	0.93%
Worst quarter	6/30/2013	(0.89)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class Y (Inception 11/29/12)
Return Before Taxes	2.99%	2.30%
Return After Taxes on Distributions	2.95%	2.27%
Return After Taxes on Distributions and Sale of Fund Shares	2.21%	2.03%
Class I (Inception 11/29/12)
Return Before Taxes	3.25%	2.50%
BSMI (reflects no deduction for fees, expenses or taxes)	1.31%	1.16%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.04%	0.62%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays Short (1 – 5 Year) Municipal Index (BSMI) includes investment-grade tax-exempt bonds that are issued by state and local governments and have maturities of 1 to 5 years.

The Lipper Short Municipal Debt Funds Index (LSMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. John D. Boritzke, Craig J. Mauermann, Robert Wimmel, and Thomas Byron are co-portfolio managers of the Fund. Mr. Boritzke, Head of Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983 and has co-managed the Fund since May 2015. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since May 2015. Mr. Wimmel, Portfolio Manager and Head of Municipal Fixed Income at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, Portfolio Manager at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Boritzke will retire from the Adviser and relinquish all portfolio management duties effective April 30, 2016.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for

FIXED INCOME FUNDS	69

BMO Short Tax-Free Fund (cont.)

business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

70	FIXED INCOME FUNDS

BMO Short-Term Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.19%	0.19%	0.19%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.53%	0.28%	0.28%
Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.74%	0.49%	0.74%
Fee Waiver and Expense Reimbursement(5)	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)	0.62%	0.37%	0.62%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100,000,000 of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.17% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.

(4)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.60% for Class Y, 0.35% for Class I, and 0.60% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$63	$38	$262
3 Years	$224	$145	$420
5 Years	$400	$262	$592
10 Years	$907	$604	$1,089

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher

FIXED INCOME FUNDS	71

BMO Short-Term Income Fund (cont.)

portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in fixed income securities. Fund investments include corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and bank instruments, repurchase agreements, and U.S. government securities. In addition, the Fund may invest in securities issued by other investment companies that in turn invest in bonds and other financial instruments. The Adviser changes the Fund’s weightings in these fixed income asset classes as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees and expenses.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the

72	FIXED INCOME FUNDS

BMO Short-Term Income Fund (cont.)

returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.84%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	4.02%
Worst quarter	9/30/2008	(2.68)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (5/31/07)
Class Y (Inception 11/1/92)
Return Before Taxes	0.76%	2.50%	3.29%	N.A.
Return After Taxes on Distributions	0.24%	1.78%	2.19%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	0.43%	1.65%	2.13%	N.A.
Class I (Inception 5/31/07)
Return Before Taxes	1.01%	2.78%	N.A.	3.45%
ML 1-3 (reflects no deduction of fees, expenses or taxes)	0.78%	1.47%	2.86%	4.28%
LSIGDI (reflects deduction of fees and no deduction for sales charges or taxes)	0.99%	2.33%	2.77%	2.61%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is

FIXED INCOME FUNDS	73

BMO Short-Term Income Fund (cont.)

realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML 1-3) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. ML 1-3 is produced by Merrill Lynch Pierce Fenner & Smith.

The Lipper Short Investment-Grade Debt Funds Index (LSIGDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and a Senior Portfolio Manager of the Adviser, joined the Adviser in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

74	FIXED INCOME FUNDS

BMO Intermediate Tax-Free Fund

Investment Objective:

To provide a high level of current income exempt from federal income tax consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.46%	0.21%	0.21%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.59%	0.34%	0.59%
Fee Waiver and Expense Reimbursement(5)	(0.03)%	—	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)	0.56%	0.34%	0.56%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.25% on the Fund’s first $100,000,000 of average daily net assets, 0.16% on the next $150 million of average daily net assets, 0.12% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.

(4)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y, 0.50% for Class I, and 0.55% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$57	$35	$405
3 Years	$186	$109	$529
5 Years	$326	$191	$665
10 Years	$735	$431	$1,059

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and

FIXED INCOME FUNDS	75

BMO Intermediate Tax-Free Fund (cont.)

may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include debt obligations of states, territories, and possessions of the U.S. and political subdivisions, and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees and expenses.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

76	FIXED INCOME FUNDS

BMO Intermediate Tax-Free Fund (cont.)

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 1.55%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.58%
Worst quarter	12/31/2010	(3.16)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (12/27/10)
Class Y (Inception 2/1/94)
Return Before Taxes	7.34%	4.85%	4.61%	N.A.
Return After Taxes on Distributions	7.33%	4.79%	4.50%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	5.27%	4.43%	4.33%	N.A.
Class I (Inception 12/27/10)
Return Before Taxes	7.66%	N.A.	N.A.	5.45%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	6.36%	4.31%	4.35%	4.23%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	6.38%	4.17%	3.85%	4.59%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

FIXED INCOME FUNDS	77

BMO Intermediate Tax-Free Fund (cont.)

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays 1-15 Year Blend Municipal Bond Index (BMB 1-15) is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1 and 17 years.

The Lipper Intermediate Municipal Debt Funds Index (LIMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. John D. Boritzke, Craig J. Mauermann, Robert Wimmel, and Thomas Byron are co-portfolio managers of the Fund. Mr. Boritzke, Head of Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983 and has managed the Fund since its inception in 1994. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since May 2015. Mr. Wimmel, Portfolio Manager and Head of Municipal Fixed Income at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, Portfolio Manager at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Boritzke will retire from the Adviser and relinquish all portfolio management duties effective April 30, 2016.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

78	FIXED INCOME FUNDS

BMO Mortgage Income Fund

Investment Objective:

To provide current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.24%	0.24%	0.24%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.61%	0.36%	0.36%
Total Annual Fund Operating Expenses	0.85%	0.60%	0.85%
Fee Waiver and Expense Reimbursement(4)	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.80%	0.55%	0.80%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the
Fund pays a management fee of 0.25% on the Fund’s first $100,000,000 of average daily net assets and 0.20% on assets in excess of $100,000,000.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y, 0.55% for Class I, and 0.80% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$82	$56	$429
3 Years	$266	$187	$607
5 Years	$466	$330	$800
10 Years	$1,044	$745	$1,358

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in mortgage-related securities issued or sponsored by the U.S. government or its agencies and instrumentalities. The securities in which the Fund invests generally will have a minimum rating no lower than the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated

FIXED INCOME FUNDS	79

BMO Mortgage Income Fund (cont.)

and considered by the Adviser to be comparable in quality) at the time of purchase.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation. The Fund also may invest in non-agency asset-backed and mortgage-backed securities.

The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund normally maintains an average dollar-weighted effective maturity of four to twelve years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total

80	FIXED INCOME FUNDS

BMO Mortgage Income Fund (cont.)

returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 1.82%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.39%
Worst quarter	6/30/2013	(2.39)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (5/31/07)
Class Y (Inception 12/13/92)
Return Before Taxes	5.35%	3.77%	4.41%	N.A.
Return After Taxes on Distributions	4.06%	2.29%	2.77%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	3.01%	2.41%	2.82%	N.A.
Class I (Inception 5/31/07)
Return Before Taxes	5.73%	4.03%	N.A.	5.00%
BMI (reflects no deduction for fees, expenses or taxes)	6.08%	3.73%	4.75%	5.81%
LUSMI (reflects deduction of fees and no deduction for sales charges or taxes)	5.87%	4.27%	4.44%	4.78%
(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after -tax return.

The Barclays U.S. MBS Index (BMI) tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae, Freddie Mac, and Fannie Mae.

The Lipper U.S. Mortgage Funds Index (LUSMI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Scott M. Kimball and Daniela Mardarovici co-manage the Fund. Mr. Kimball, a Director and a Portfolio Manager of the Adviser, joined the Adviser’s affiliate, Taplin, Canida & Habacht, LLC (TCH) in 2007 and has co-managed the Fund since August 2013. Ms. Mardarovici, a Director and a Portfolio Manager of the Adviser, joined TCH in 2012 and has co-managed the Fund since August 2013.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

FIXED INCOME FUNDS	81

BMO Mortgage Income Fund (cont.)

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

82	FIXED INCOME FUNDS

BMO TCH Intermediate Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.24%	0.24%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.33%	0.33%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.58%	0.83%
Fee Waiver and Expense Reimbursement(5)	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)	0.56%	0.81%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the
Fund pays a management fee of 0.25% on the Fund’s first $100,000,000 of average daily net assets and 0.20% on assets in excess of $100,000,000.

(4)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class I and 0.80% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$57	$430
3 Years	$184	$604
5 Years	$322	$792
10 Years	$724	$1,338

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

FIXED INCOME FUNDS	83

BMO TCH Intermediate Income Fund (cont.)

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, to be comparable in quality) at the time of purchase and repurchase agreements and U.S. government securities. TCH changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of two to eight years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S.

government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

84	FIXED INCOME FUNDS

BMO TCH Intermediate Income Fund (cont.)

Class I—Annual Total Returns (calendar years 2008-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On May 19, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares. The annual total returns for Class Y shares for 2005, 2006, and 2007 were 2.01%, 4.09%, and 4.61%, respectively.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (0.53)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	17.59%
Worst quarter	12/31/2008	(7.71)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class I (Inception 5/31/07)(2)
Return Before Taxes(3)	3.68%	4.58%	4.90%
Return After Taxes on Distributions	2.71%	3.81%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	2.08%	3.24%	3.35%
BIGCBI (reflects no deduction for fees, expenses or taxes)	3.12%	3.54%	5.42%
LSIDF (reflects deduction of fees and no deduction for sales charges or taxes)	2.14%	3.35%	3.88%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On May 19, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

(3)	The 10-Year average annual total return before taxes based on the combination of the performance of Class I shares and the performance of Class Y shares for the period prior to the inception of Class I, not adjusted for difference in expenses of the classes, is 4.46%.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays U.S. Intermediate Government/Credit Bond Index (BIGCBI) is an index comprised of government and corporate bonds rated BBB by Standard & Poor’s or higher with maturities between one and ten years.

The Lipper Short-Intermediate Investment-Grade Debt Funds Index (LSIDF) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Portfolio Managers. William J. Canida, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1985 and has co-managed the Fund since July 2013. Mr. Kimball, Vice President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since July 2013. Ms. Mardarovici, Vice President and Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since July 2013. Mr. Reda, Vice President and Portfolio Manager of TCH, joined TCH in 2001 and has co-managed the Fund since December 2015. Ms. Woodward, President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since December 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

FIXED INCOME FUNDS	85

BMO TCH Intermediate Income Fund (cont.)

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

86	FIXED INCOME FUNDS

BMO TCH Corporate Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.19%	0.19%	0.19%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.51%	0.26%	0.26%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.71%	0.46%	0.71%
Fee Waiver and Expense Reimbursement(4)	(0.11)%	—	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.60%	0.46%	0.60%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0. 59% for Class Y, 0.55% for Class I, and 0.59% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$61	$47	$409
3 Years	$216	$148	$558
5 Years	$384	$258	$721
10 Years	$872	$579	$1,192

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in corporate debt securities, including convertible debt securities. Although the

FIXED INCOME FUNDS	87

BMO TCH Corporate Income Fund (cont.)

Fund will invest primarily in U.S. dollar denominated securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds,” and non-U.S. dollar denominated foreign debt securities. The Fund also may invest in U.S. government securities, asset-backed and mortgage-backed securities, and U.S. dollar denominated foreign debt securities.

The Fund’s sub-adviser is Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to fifteen years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

88	FIXED INCOME FUNDS

BMO TCH Corporate Income Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2009-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (2.99)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	10.83%
Worst quarter	6/30/2013	(2.76)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class Y (Inception 12/22/08)
Return Before Taxes	6.94%	7.21%	9.76%
Return After Taxes on Distributions	5.39%	5.31%	7.80%
Return After Taxes on Distributions and Sale of Fund Shares	3.99%	4.93%	7.00%
Class I (Inception 12/22/08)
Return Before Taxes	7.06%	7.38%	9.95%
BCI (reflects no deduction for fees, expenses or taxes)	7.49%	6.25%	7.87%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	5.62%	5.62%	7.36%
(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays U.S. Credit Index (BCI) is an index that covers U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

The Lipper Core Plus Bond Funds Index (LCPBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Portfolio Managers. William J. Canida, Alan M. Habacht, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2008. Mr. Habacht, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1987 and has co-managed the Fund since its inception in 2008. Mr. Kimball, Vice President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since February 2012. Ms. Mardarovici, Vice President and Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012. Mr. Reda, Vice President and Portfolio Manager of TCH, joined TCH in 2001 and has co-managed the Fund since December 2015. Ms. Woodward, President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since December 2015.

FIXED INCOME FUNDS	89

BMO TCH Corporate Income Fund (cont.)

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

90	FIXED INCOME FUNDS

BMO TCH Core Plus Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.13%	0.13%	0.13%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.45%	0.20%	0.20%
Total Annual Fund Operating Expenses(4)	0.58%	0.33%	0.58%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.25% on the Fund’s first $100,000,000 of average daily net assets , 0.16% on the next $150 million of average daily net assets, 0.12% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.59% for Class Y, 0.55% for Class I, and 0.59% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$59	$34	$407
3 Years	$186	$106	$529
5 Years	$324	$185	$662
10 Years	$726	$418	$1,050

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. Although the Fund will invest primarily in securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 20% of its assets in foreign debt securities, all or a portion of which may be emerging markets debt securities.

FIXED INCOME FUNDS	91

BMO TCH Core Plus Bond Fund (cont.)

The Fund’s investment strategy is referred to as “Core Plus” because the Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, has the ability to add high yield securities and emerging markets debt securities to a core portfolio of investment grade fixed income securities. TCH’s strategy for maximizing total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

92	FIXED INCOME FUNDS

BMO TCH Core Plus Bond Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2009-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (1.46)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.53%
Worst quarter	6/30/2013	(2.92)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class Y (Inception 12/22/08)
Return Before Taxes	6.43%	6.19%	7.32%
Return After Taxes on Distributions	5.01%	4.55%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares	3.72%	4.22%	5.15%
Class I (Inception 12/22/08)
Return Before Taxes	6.59%	6.42%	7.56%
BABI (reflects no deduction for fees, expenses or taxes)	5.95%	4.45%	4.72%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	5.62%	5.62%	7.36%
(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays U.S. Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.

The Lipper Core Plus Bond Funds Index (LCPBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Portfolio Managers. William J. Canida, Alan M. Habacht, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2008. Mr. Habacht, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1987 and has co-managed the Fund since its inception in 2008. Mr. Kimball, Vice President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since February 2012. Ms. Mardarovici, Vice President and Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012. Mr. Reda, Vice President and Portfolio Manager of TCH, joined TCH in 2001 and

FIXED INCOME FUNDS	93

BMO TCH Core Plus Bond Fund (cont.)

has managed the Fund since December 2015. Ms. Woodward, President and Portfolio Manager of TCH, joined TCH in 2007 and has managed the Fund since December 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

94	FIXED INCOME FUNDS

BMO Monegy High Yield Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.51%	0.51%
Total Annual Fund Operating Expenses	1.01%	1.26%
Fee Waiver and Expense Reimbursement(3)	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.65%	0.90%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$66	$439
3 Years	$286	$701
5 Years	$523	$984
10 Years	$1,204	$1,789

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells high yield securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a diversified portfolio of domestic and foreign high yield, high risk fixed income securities (also referred to as “junk bonds”) within the non-investment grade corporate bond market. The Fund may invest in high yield, high risk fixed income securities of any maturity. The Fund’s sub-adviser seeks to generate excess returns by effectively balancing risk and reward through vigorous asset selection criteria and continuous monitoring of portfolio positions.

The Fund’s sub-adviser, Monegy, Inc. (Monegy), an affiliate of the Adviser, follows a disciplined investment approach that combines quantitative investment screening processes with

FIXED INCOME FUNDS	95

BMO Monegy High Yield Bond Fund (cont.)

traditional fundamental credit analysis. The portfolio is monitored to determine the risk and reward characteristics of each security, which allows the Fund to generate long term excess returns with lower levels of volatility than The BofA Merrill Lynch US High Yield Constrained Index® and The BofA Merrill Lynch US High Yield, BB-B Rated, Constrained Index®. The use of quantitative tools measures credit risk objectively and captures continuous changes in risk and return efficiently. High levels of diversification minimize the portfolio impact of principal losses stemming from unexpected default and other event risks.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. Monegy’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

96	FIXED INCOME FUNDS

BMO Monegy High Yield Bond Fund (cont.)

Class I—Annual Total Returns (calendar years 2012-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (1.31)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2012	4.03%
Worst quarter	9/30/2014	(2.18)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 12/29/11)(2)
Return Before Taxes	0.95%	5.90%
Return After Taxes on Distributions	(2.04)%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares	0.97%	3.50%
MLHYI (reflects no deduction for fees, expenses or taxes)	3.49%	8.03%
LHYBFI (reflects deduction of fees and no deduction for sales charges or taxes)	2.24%	8.32%
LHYFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.63%	11.49%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.
(2)	The table previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index (MLHYI) tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer.

The Lipper High Yield Bond Funds Index (LHYBFI) tracks the total return performance of the 30 largest funds included in this Lipper category. The Fund’s comparative index was changed to the LHYBFI as it was determined to provide a more useful comparison based on the Fund’s investments.

The Lipper High Current Yield Funds Index (LHYFI) tracks the total return performance of the 30 largest funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Monegy, Inc., an affiliate of the Adviser.

Portfolio Managers. Lori J. Marchildon and Vincent Huang are co-portfolio managers of the Fund. Ms. Marchildon, Portfolio Manager, joined Monegy in 2001 and has co-managed the Fund since its inception in 2011. Mr. Huang, Associate Portfolio Manager, joined Monegy in 2007 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for

FIXED INCOME FUNDS	97

BMO Monegy High Yield Bond Fund (cont.)

business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98	FIXED INCOME FUNDS

BMO Government Money Market Fund

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses	0.33%	0.08%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.54%	0.29%
Fee Waiver and Expense Reimbursement(3)	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.46%	0.21%

(1)	Prior to the date hereof, the Premier Class shares of the Fund were referred to as “Institutional Class (Class I)” shares. Premier Class shares have the same preferences, limitations and relative rights as Institutional Class shares and differ in name only.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses(excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for the Premier Class through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Premier Class
1 Year	$47	$22
3 Years	$165	$85
5 Years	$294	$155
10 Years	$669	$360

Principal Investment Strategies

The Fund invests its assets in high quality, short-term money market instruments and repurchase agreements. The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations (collectively referred to as U.S. government securities). The Fund intends to operate as a “government money market fund” within the meaning of Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, effective February 27, 2016, the Fund will invest at least 99.5% of its assets in U.S. government securities. The Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.

Prior to October 14, 2016, the securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. government securities and shares of other registered money market funds are not subject to this requirement). Effective October 14, 2016, the Fund may invest only in securities which have been determined by the Board to present minimal credit risks to the Fund, based on the Board’s consideration of a number of factors including, but not limited to, financial condition,

MONEY MARKET FUNDS	99

BMO Government Money Market Fund (cont.)

sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund does not intend to impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors, but reserves the right to change this policy, subject to providing advance notice of any such change. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Regulatory Changes Risk. In July 2014, the SEC adopted changes to the rules that govern the way in which money market funds are operated. These changes, which have phased in effective dates, with most significant changes taking effect in October 2016, will: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Fund’s investment strategies, operations, and/or return potential.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current

100	MONEY MARKET FUNDS

BMO Government Money Market Fund (cont.)

7-Day Net Yield or updated performance information at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2006	1.24%
Worst quarter	3/31/2010	0.00%

7-Day Net Yield as of December 31, 2014 was 0.01%.

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year
Class Y (Inception 5/17/04)	0.01%	0.01%	1.44%
Premier Class (Inception 5/28/04)	0.01%	0.02%	1.57%
INGMMI (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.01%	1.24%
LUSGMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.01%	1.33%

The iMoneyNet, Inc. Government Money Market Index (INGMMI) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	101

BMO Tax-Free Money Market Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class	(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses	0.33%	0.08%
Total Annual Fund Operating Expenses	0.53%	0.28%
Fee Waiver and Expense Reimbursement(2)	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.45%	0.20%

(1)	Prior to the date hereof, the Premier Class shares of the Fund were referred to as “Institutional Class (Class I)” shares. Premier Class shares have the same preferences, limitations and relative rights as Institutional Class shares and differ in name only.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Premier Class
1 Year	$46	$20
3 Years	$162	$82
5 Years	$288	$149
10 Years	$657	$348

Principal Investment Strategies

The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments, and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (AMT).

To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all of the Fund’s portfolio securities on an ongoing basis by reviewing financial data and ratings of nationally recognized statistical rating organizations (NRSROs). Prior to October 14, 2016, the securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. government securities and shares of other registered money market funds are not subject to this requirement). Effective October 14, 2016, the Fund may invest only in securities which have been determined by the Board to present minimal credit risks to the Fund, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to

102	MONEY MARKET FUNDS

BMO Tax-Free Money Market Fund (cont.)

market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in interest rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 60 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth, current and expected interest rates and inflation, and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.

Principal Risks

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund does not intend to impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors, but reserves the right to change this policy, subject to providing advance notice of any such change. An investment in the Fund is not a deposit of BMO Harris Bank, N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time.

Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s manager will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

Regulatory Changes Risk. In July 2014, the SEC adopted changes to the rules that govern the way in which money market funds are operated. These changes, which have phased in effective dates, with most significant changes taking effect in October 2016, will: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Fund’s investment strategies, operations, and/or return potential.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

MONEY MARKET FUNDS	103

BMO Tax-Free Money Market Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.02%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2007	0.85%
Worst quarter	3/31/2014	0.00%

7-Day Net Yield as of December 31, 2014 was 0.01%.

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Premier Class Inception (6/29/05)
Class Y (Inception 9/22/04)	0.02%	0.06%	1.18%	N.A.
Premier Class (Inception 6/29/05)	0.02%	0.21%	N.A.	1.34%
IMNTFNR (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.02%	0.99%	0.95%
LTEMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.02%	0.02%	1.00%	N.A. (1)

(1)	Returns for the Lipper Tax-Exempt Money Market Funds Index are not available for this period.

The iMoneyNet, Inc. Fund Report/Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Tax-Exempt Money Market Funds Index (LTEMMFI) tracks the total return performance of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Manager. Peter J. Arts, Boyd R. Eager, and Craig J. Mauermann co-manage the Fund. Mr. Arts, Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since May 2015. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since May 2015. Craig J. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has managed or co-managed the Fund since its inception in 2004.

Purchase and Sale of Fund Shares

The Fund intends to qualify as a retail money market fund effective October 14, 2016. Accordingly, the Fund intends to limit investments in the Fund to accounts beneficially owned by natural persons.

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

104	MONEY MARKET FUNDS

BMO Tax-Free Money Market Fund (cont.)

BMO Funds Website. Go to www.bmofunds.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	105

BMO Prime Money Market Fund

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class	(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%	0.14%
Distribution (12b-1) Fees	None	None
Other Expenses	0.31%	0.06%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	0.46%	0.21%

(1)	Prior to the date hereof, the Premier Class shares of the Fund were referred to as “Institutional Class (Class I)” shares. Premier Class shares have the same preferences, limitations and relative rights as Institutional Class shares and differ in name only.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Premier Class
1 Year	$47	$22
3 Years	$148	$68
5 Years	$258	$118
10 Years	$579	$268

Principal Investment Strategies

The Fund invests in high quality, short-term money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions. Prior to October 14, 2016, the securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. government securities and shares of other registered money market funds are not subject to this requirement). Effective October 14, 2016, the Fund may invest only in securities which have been determined by the Board to present minimal credit risks to the Fund, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength. The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.

Principal Risks

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for

106	MONEY MARKET FUNDS

BMO Prime Money Market Fund (cont.)

them. The Fund does not intend to impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors, but reserves the right to change this policy, subject to providing advance notice of any such change. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.

Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Foreign Securities Risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and economic developments, which developments may be similar to or greater than those experienced by domestic issuers. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

Regulatory Changes Risk. In July 2014, the SEC adopted changes to the rules that govern the way in which money market funds are operated. These changes, which have phased in effective dates, with most significant changes taking effect in October 2016, will: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Fund’s investment strategies, operations, and/or return potential.

Sovereign Debt Risks. Sovereign debt instruments are subject to the risk that a governmental entity may be unable to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, or political concerns. If a governmental entity defaults on an obligation, the Fund may have limited recourse against the defaulting government and may lose its investment. Financial markets have

MONEY MARKET FUNDS	107

BMO Prime Money Market Fund (cont.)

recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2007	1.26%
Worst quarter	3/31/2013	0.00%

7-Day Net Yield as of December 31, 2014 was 0.02%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year
Class Y (Inception 11/23/92)	0.01%	0.01%	1.57%
Premier Class (Inception 4/3/00)	0.01%	0.12%	1.76%
MFRA (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.02%	1.40%
LMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.02%	1.45%

The iMoneyNet, Inc. Money Fund Report Averages (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Money Market Instrument Funds Index (LMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996.

Purchase and Sale of Fund Shares

The Fund intends to qualify as a retail money market fund effective October 14, 2016. Accordingly, the Fund intends to limit investments in the Fund to accounts beneficially owned by natural persons.

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Checkwriting. Write a check in an amount of at least $250.

108	MONEY MARKET FUNDS

BMO Prime Money Market Fund (cont.)

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	109

Additional Information Regarding Principal Investment Strategies and Risks

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds may invest in the following securities and use the following investment techniques as part of their investment strategies. Some of these securities and investment techniques involve special risks, as described below and summarized in the “Fund Summary” section above for each respective Fund. The chart below presents the types of securities in which each Fund may invest as part of its principal investment strategies. Each Fund that has adopted a non-fundamental policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by such Fund’s name will provide shareholders with at least 60 days’ notice of any change in this policy. The ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND and INTERMEDIATE TAX-FREE FUND, which have each adopted a fundamental policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by its name, may only change this policy with shareholder approval.

	Low Volatility Equity	Dividend Income	Large- Cap Value	Large- Cap Growth	Mid- Cap Value	Mid- Cap Growth	Small- Cap Value	Small- Cap Core	Small- Cap Growth	Global Low Volatility Equity	Disciplined Interna- tional Equity	Pyrford International Stock	LGM Emerging Markets Equity	Global Long/ Short Equity	Alternative Strategies
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities										✓	✓	✓	✓	✓	✓

	Discip- lined Inter- national Equity	Pyrford Inter- national Stock	Global Long/ Short Equtiy	Alternative Strategies	Ultra Short Tax- Free	Short Tax- Free	Short- Term Income	Inter- mediate Tax- Free	Mortgage Income	TCH Inter- mediate Income	TCH Corporate Income	TCH Core Plus Bond	Monegy High Yield Bond	TCH Emerging Markets Bond	Govern- ment Money Market	Tax-Free Money Market	Prime Money Market
Fixed Income Securities:
Asset-Backed/Mortgage-Backed Securities				✓			✓		✓	✓	✓	✓					✓
Bank Instruments				✓			✓						✓				✓
Collateralized Debt Obligations				✓
Commercial Paper				✓	✓	✓	✓						✓			✓	✓
Convertible Securities	✓		✓	✓									✓
Corporate Debt Securities				✓	✓	✓	✓	✓		✓	✓	✓	✓	✓			✓
Demand Instruments				✓	✓	✓		✓								✓	✓
Dollar Rolls				✓			✓		✓	✓
Foreign Securities											✓	✓	✓	✓			✓
Funding Agreements																	✓
High Yield Securities				✓	✓	✓		✓			✓	✓	✓	✓
Municipal Securities					✓	✓	✓	✓								✓	✓
Repurchase Agreements				✓			✓			✓					✓		✓
Sovereign Debt				✓										✓			✓
U.S. Government Securities				✓			✓		✓	✓	✓	✓			✓		✓
Variable Rate Demand Instruments				✓	✓	✓		✓							✓	✓	✓
Derivatives:
Futures Contracts			✓	✓
Options			✓	✓
Swap Agreements			✓	✓
Forward Foreign Currency Exchange Contracts	✓	✓	✓	✓
Forward Contracts			✓	✓
Short Sales			✓	✓
Investment Companies:
Exchange-Traded Funds	✓		✓	✓
Other Investment Companies				✓			✓	✓								✓

110	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

	Low Volatility Equity	Dividend Income	Large- Cap Value	Large- Cap Growth	Mid-Cap Value	Mid-Cap Growth	Small- Cap Value	Small- Cap Core	Small- Cap Growth	Global Low Volatility Equity	Disciplined Interna- tional Equity	Pyrford International Stock	LGM Emerging Markets Equity	TCH Emerging Markets Bond	Global Long/ Short Equity	Alternative Strategies
Investment Techniques:
Multi-Manager Structure																✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

	Ultra Short Tax- Free	Short Tax- Free	Short- Term Income	Inter- mediate Tax- Free	Mortgage Income	TCH Inter- mediate Income	TCH Corp- orate Income	TCH Core Plus Bond	Monegy High Yield Bond	Govern- ment Money Market	Tax-Free Money Market	Prime Money Market
Investment Techniques (continued):
Multi-Manager Structure
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Equity Securities

An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A Fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a Fund that invests a significant portion of its assets in fixed income securities. Companies generally have discretion as to the payment of any dividends or distributions.

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct effect on the value of its common stock.

Foreign Securities

Foreign securities include securities:

•	of issuers domiciled outside of the United States, including securities issued by foreign governments,

•	that primarily trade on a foreign securities exchange or in a foreign market, or

•	that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Fixed Income Securities and Transactions

Fixed income securities pay interest, dividends, or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. The issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities generally provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings, which limits the potential appreciation of fixed income securities as compared to equity securities.

Certain fixed income securities may be supported by credit enhancements. A credit enhancement is an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing the credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement (except for the MONEY MARKET FUNDS, where otherwise required by applicable regulation).

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	111

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Asset-Backed/Mortgage-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks.

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of a mortgage-backed security is a pass-through certificate. An issuer of a pass-through certificate gathers monthly payments from an underlying pool of mortgages, deducts its fees and expenses, and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro-rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Mortgage-backed securities may be issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac, but also may be issued or guaranteed by other issuers, including private companies. The Adviser treats mortgage-backed securities guaranteed by a government-sponsored entity as if issued or guaranteed by a federal agency. While such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Bank Loans. Bank loans are a type of fixed income security that may be issued in connection with recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings, among others. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Collateralized Debt Obligations (CDOs). CDOs are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, Real Estate Investment Trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Convertible Securities. Convertible securities are fixed income securities which may be exchanged for equity securities under certain circumstances at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock or may be exposed to the interest rate or credit risk of the issuer.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. The credit risks of corporate debt securities vary widely among issuers.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand.

112	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Dollar Rolls. Dollar rolls are transactions in which a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a predetermined price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. A Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, a Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

High Yield Securities. High yield securities are debt securities that are rated below investment-grade. While high yield securities may offer higher yields than investment-grade securities, they are predominantly considered to have speculative characteristics and are sometimes called “junk bonds.”

Municipal Securities. Municipal securities, including municipal bonds and notes, are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities also may issue notes to fund capital projects prior to issuing long-term bonds. Issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues, or proceeds from newly issued notes or bonds. Municipal securities also may be issued by industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities, and other public agencies. The market categorizes tax-exempt securities by their source of repayment. Although many municipal securities are exempt from federal income tax, municipalities also may issue taxable securities in which the Funds may invest.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

Sovereign Debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies and may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Investment in sovereign debt may involve a high degree of risk due to the inability of governmental entities to repay the principal or interest when due.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	113

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are generally regarded as having the lowest credit risks. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Securities issued by certain government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority. Other government entities receive support through federal subsidies, loans, or other benefits. Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable Rate Demand Instruments. Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The MONEY MARKET FUNDS treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

Derivatives

Derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, indices, or other reference measures (reference instrument) and may relate to, among other things, stocks, bonds, interest rates, currencies, credit ratings, commodities, related indices, or other market factors. Most types of derivatives or derivatives transactions allow a Fund to gain or reduce exposure to the value of an underlying reference instrument without actually owning or selling the instrument. Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect certain of a Fund’s investments from a decline in value. Derivative instruments also may be used for other purposes, including to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments, or enhance total return.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Forward foreign currency exchange contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying financial instrument or other tangible asset for an agreed-upon price at a specified future date. A forward contract generally is settled by physical delivery of the financial instrument or tangible asset (rather than settled by currency) or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

Futures Contracts. A futures contract is an agreement to buy or sell a specific amount of an underlying reference instrument (such as a security or currency) at a specified price on a specified date. The purchase or sale of a futures contract would allow a Fund to adjust its exposure to the underlying instrument without having to buy or sell the actual instrument. When a Fund sells a futures contract, the Fund has a contractual obligation to deliver the underlying instrument set forth in the contract at a specified price on a specified date. In a purchase of a futures contract, a Fund has a contractual obligation to purchase the underlying instrument set forth in

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the contract at a specified price on a specified date. Many futures contracts allow for a cash payment of the net gain or loss on the contract at maturity instead of delivery of the underlying instrument. A Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Options. A call option is an agreement that gives the purchaser the right (but not the obligation) to buy an underlying reference instrument (such as a security or index) from the writer (seller) of the option at a specified price (exercise price) during a specified period of time in return for a premium. A put option is an agreement that gives the purchaser the right (but not the obligation) to sell an underlying reference instrument (such as a security or index) to the writer (seller) of the option at the exercise price during the term of the option in return for a premium. A Fund may purchase or sell (write) put and call options.

Short Sales. A Fund may use short sales to take short positions in certain securities to execute the Fund’s investment strategies. When a Fund takes a long position in a security, the Fund purchases the security outright for its portfolio. When a Fund takes a short position in a security, the Fund sells a security that it does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, a Fund normally buys the same security in the market and returns it to the lender. A Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, a Fund will lose money because it will have to pay more to replace the borrowed security than it received. Until a Fund replaces the borrowed security, the Fund is required to maintain the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral during the period of the short sale. A Fund also is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily.

Swap Agreements. A swap is an agreement between a Fund and another party (the swap counterparty) to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a credit default swap, the buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying debt obligation. A credit event may be a bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or restructuring of the reference debt obligation. A total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying instrument taken place.

Investment Companies

Exchange-Traded Funds. ETFs are shares of pooled investment vehicles issuing shares that are traded like traditional equity securities on a stock exchange. An ETF represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to risks that the market price of ETF shares may trade at a discount to their NAV, an active trading market for ETF shares may not develop or be maintained, or trading of ETF shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

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Investments in Other Investment Companies. A Fund may invest in securities issued by other investment companies. By investing in another investment company, there is a risk that the value of the underlying securities of that investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees and expenses (including management fees, administration fees, and custodian fees) in addition to the Fees and Expenses of the Fund.

Investment Techniques

Multi-Manager Structure. The Adviser seeks to achieve the ALTERNATIVE STRATEGIES FUND’s goal by allocating its assets to multiple Sub-Advisers that employ a variety of investment strategies. The Adviser is responsible for setting and monitoring the Fund’s investment guidelines, managing the Fund’s cash, selecting the Fund’s Sub-Advisers, allocating the Fund’s assets among the Sub-Advisers, and monitoring the performance of each Sub-Adviser. The Adviser also may manage a portion of the Fund’s assets to (i) properly position the overall portfolio from a risk management perspective; (ii) manage one or more of the strategies on a temporary or long-term basis; or (iii) make additional investments at its own discretion. CTC is responsible for making recommendations to the Adviser regarding the selection, monitoring, and investment allocation of the Fund’s assets among the Fund’s other Sub-Advisers. Each Sub-Adviser other than CTC is responsible for the day-to-day investment decisions for the portion of Fund assets allocated to it, although the Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisers. In recommending new Sub-Advisers to the Fund’s Board of Directors, the Adviser conducts a detailed quantitative, qualitative, and risk analysis process and considers numerous factors, including, but not limited to, the Sub-Adviser’s investment style, reputation, depth and experience of its investment team, financial stability, demonstrated ability to implement a particular investment strategy, consistency of past returns, and policies and procedures to monitor account for risk.

Securities Lending. Although securities lending is not a principal investment strategy, the Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy.

In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay a Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income for federal income tax purposes.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it may terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market, economic, political, or other conditions, or when it receives large cash inflows, each Fund (except the MONEY MARKET FUNDS) may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). Each MONEY MARKET FUND may take temporary defensive positions by holding cash, shortening its dollar weighted average maturity, or investing in other eligible securities. This may cause a Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, a Fund may not achieve its investment objective.

Additional Principal Risk Information

Aggressive Investment Techniques and Strategies Risks. Certain Funds, in particular, the ALTERNATIVE STRATEGIES FUND, may invest in and use investment techniques, strategies, and financial instruments that may be considered

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aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.

Asset Segregation Risks. If a Fund invests in certain kinds of Derivatives or engages in short selling, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions. The Fund may incur losses on Derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities also are affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset- backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinate the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. In addition, there can be no assurance that private insurers or guarantors providing credit enhancements can meet their obligations. Recent market events have caused the markets for asset-backed and mortgage-backed securities to experience significantly lower valuations and reduced liquidity.

Bank Loan Risks. In addition to interest rate risk, credit risk, and the risk of prepayment, a Fund that invests in bank loans is subject to the risk that it may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. Unsecured loans are not supported by collateral, which results in a greater risk of loss. There is a risk that the collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, may be difficult to liquidate, and the value of any collateral may decline or the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Depending on the nature of a loan transaction, a Fund may lack access to non-public information that would otherwise be useful in reviewing the borrower or may be restricted from trading the loan or other securities of the borrower if it has possession of non-public information. A Fund may acquire a participation interest in a loan that is held by another party.

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When a Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

Call Risks. If the securities in which a Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Collateralized Debt Obligations Risks. An investment in a CDO is subject to the risks of debt securities and asset-backed securities generally. It also is subject to additional risks, such as liquidity risk, the risk that distributions from collateral securities will not be adequate to make interest or other payments, and the risk that the quality of the collateral may decline in value, default, or be downgraded.

Convertible Security Risks. A convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Consequently, the value of the convertible security may be exposed to the interest rate or credit risk of the issuer or may be exposed to the stock market risk of the underlying stock. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general. In addition, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. No guarantee exists that a Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

Core Style Investing Risks. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could

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cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Credit markets are currently experiencing greater volatility due to recent market events.

Currency Risks. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in or that trade in foreign currencies, the Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.

In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Derivatives Risks. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, interest rate, or other reference measure. Derivatives are subject to the same risks as the underlying reference instruments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying reference instrument. Derivatives entered into by a Fund involve additional costs, can be volatile, and are subject to various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Fund. Derivatives permit a Fund to increase or decrease the level of risk of its investment portfolio, or change the character of the risk to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its investment portfolio by making investments in specific securities. Derivatives may create economic leverage and can entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on performance of the Fund. A Fund’s use of derivatives may include swaps, options, futures, and forwards designed to replicate the performance of the Fund or to adjust market or risk exposure.

If a Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may reduce the return of the Fund or result in a loss. The value of a derivative may not correlate perfectly to the value of an underlying reference instrument, portfolio investment, or the overall securities markets. When used for hedging, the change

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in value of the derivative also may not correlate specifically with the currency, security, or other risk being hedged. The Fund could experience losses if derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives. Valuation of derivatives may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Furthermore, when seeking to obtain short exposure by investing in derivatives, a Fund may be subject to regulatory restrictions as discussed in “Short Sales Risks” below. Additionally, a loss may be sustained by the Fund as a result of the failure of a counterparty to a derivative contract to make required payments or otherwise fulfill its obligations under the derivative contract’s terms.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Distressed Securities Risks. Distressed securities include securities of companies or government entities that are already in or are heading toward some sort of distress, such as default or bankruptcy. Distressed securities most commonly include corporate debt and bank debt securities that are currently undervalued, out-of-favor, have low credit ratings or subject to bankruptcy, reorganization, or other insolvency proceedings, or are affected by other adverse factors. The use of distressed securities strategies may include the purchase of bonds of companies with lower credit ratings and that have attractive risk/reward characteristics due to, among other things, an anticipation of an upgrade in the bond’s ratings, expectation that a company reorganization will provide greater value, or other positive business factors that are not yet reflected in their market value.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Equity Risks. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Exchange-Traded Funds Risks. By investing in an ETF, there is a risk that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, policies or sanctions limiting foreign investments, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign issuers and foreign entities providing credit support or a maturity-shortening structure can involve increased risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and

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economic developments. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Foreign securities may be denominated in foreign currencies, except with respect to the PRIME MONEY MARKET FUND. Therefore, the value of a Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although each Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Forward Foreign Currency Exchange Contract Risks. In addition to Derivatives Risks discussed above, forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risks. In addition to Derivatives Risks discussed above, investments in forward contracts involve additional costs and may be particularly susceptible to volatility and counterparty risks. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, there is the risk that a counterparty may not perform its obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Futures Contract Risks. In addition to Derivatives Risks discussed above, investments in futures contracts involve additional costs and may be particularly susceptible to volatility and leverage risks. If a Fund incorrectly forecasts the value of investments in using a futures contract, the Fund might have been in a better position if the Fund had not entered into the contract.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. Fannie Mae and Freddie Mac have been in conservatorship under the Federal Housing Finance Agency since 2008. Securities issued by certain U.S. government agencies are supported only by the credit of that agency.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investor Service. These securities tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Income Risks. The income shareholders receive from a Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of a Fund’s preferred stock holdings and any

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bond holdings could drop as well. A Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Investment Ratings Risks. When a Fund invests in investment grade bonds or other debt securities or convertible securities, some may be rated in the lowest investment grade category (i.e., BBB or Baa). Bonds rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service have speculative characteristics. The Adviser or Sub-Adviser, as applicable, will determine the credit quality of unrated bonds, which may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser or Sub-Adviser, as applicable, will re-evaluate the bond and determine whether the bond should be retained or sold. Prior to October 2016, the securities in which the MONEY MARKET FUNDS invest must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. government securities and shares of other registered money market funds are not subject to this requirement). Effective October 2016, the MONEY MARKET FUNDS may invest only in securities which have been determined by the Board to present minimal credit risks to the Funds, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

Investments in Other Investment Companies Risks. By investing in another investment company, a risk exists that the value of the underlying securities of the investment company may decrease. A Fund that invests in securities issued by other investment companies also will bear its proportionate share of the other investment company’s fees and expenses (including management fees, administration fees, and custodian fees) in addition to the Fees and Expenses of the Fund.

Leverage Risks. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivatives also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivatives. Leverage can increase the investment returns of a Fund. However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage. If a Fund employs leverage, the Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents, and other liquid assets, to comply with applicable legal requirements. However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open and the Fund could incur losses. Recent market events have caused the markets for some of the securities in which the Funds invest to experience reduced liquidity.

For the MONEY MARKET FUNDS, significant redemptions by large investors in a Fund could have a material adverse effect on a Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

redemption pressures and/or illiquid markets. To attempt to combat this risk, under changes to the money market fund rules which go into effect on October 14, 2016, the MONEY MARKET FUNDS (other than the GOVERNMENT MONEY MARKET FUND) must adopt policies and procedures for imposing liquidity fees on redemptions or temporarily suspending redemptions (“gating”) if a Fund’s weekly liquid assets fall below a certain threshold and the Board determines such actions to be in the best interest of the Fund. Among other requirements, if a Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days. The GOVERNMENT MONEY MARKET FUND is permitted (but not required) to adopt policies and procedures regarding liquidity fees and redemption gates, although the Fund does not intend to do so.

Management Risks. The Adviser’s or a Sub-Adviser’s judgments about the attractiveness, value, and potential appreciation of a Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Funds’ managers will produce the desired results.

Market Direction Risks. If a Fund holds both long and short positions, the Fund’s results will suffer both when there is a general market advance and the Fund holds significant “short” positions or when there is a general market decline and the Fund holds significant “long” positions.

Multi-Style Management Risks. Because portions of the ALTERNATIVE STRATEGIES FUND’S assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in the same securities. Certain Sub-Advisers may be purchasing securities at the same time that others may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. To a significant extent, the

Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies and Sub-Advisers. Further, in the event that there is a proxy vote related to a security in which the Adviser and Sub-Advisers have taken opposite positions, proxies may be voted in a conflicting manner.

Municipal Securities Risks. Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. Local political and economic factors also may adversely affect the value and liquidity of municipal securities held by a Fund. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. A risk exists that interest may be taxable on a municipal security that is expected to produce tax-exempt interest.

Options Risks. In addition to Derivatives Risks discussed above, investments in options and options on futures involve additional costs and may be particularly susceptible to volatility and leverage risks. When a Fund purchases an option, it may lose the premium paid for it if the price of the underlying asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, a Fund could experience a substantial loss. If the Adviser or Sub-Adviser, as applicable, incorrectly forecasts the value of investments in using an option or futures contract, a Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

Portfolio Turnover Risks. A Fund’s portfolio turnover rate may vary from year to year. A high portfolio rate (100% or

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, a shareholder may have higher tax liability. High portfolio turnover also may result in higher transaction costs (such as brokerage commissions), which may negatively affect a Fund’s performance.

Quantitative Model and Information Risks. With respect to Funds that use quantitative models (Models) and information and data (Data), if such Models and/or Data prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Regulatory Risks. Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in and relationships with “covered funds,” as defined in the rules.

In July 2014, the SEC adopted changes to the rules that govern the way in which money market funds are operated. These changes, which have phased in effective dates, with most significant changes taking effect in October 2016, will: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Funds’ investment strategies, operations, and/or return potential.

Regulation Under the Commodity Exchange Act. The Adviser is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the CFTC and is subject to CFTC regulation with respect to its management of the ALTERNATIVE STRATEGIES FUND. The CFTC has adopted rules regarding the disclosure, reporting, and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Adviser also is registered as a “commodity trading advisor” (CTA), but relies on an exemption from CTA regulation available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

For all Funds other than the ALTERNATIVE STRATEGIES FUND, the Adviser has claimed an exclusion from registration as a CPO in accordance with Rule 4.5 under the CEA.

Sector Risks. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Fund invests more of its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Short Sales Risks. A Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser or Sub-Adviser, as applicable, believes possesses volatility characteristics similar to those being hedged. A Fund also may use short sales for non-hedging purposes to pursue its investment objectives if, in the portfolio manager’s view, the security is over-valued. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on a Fund’s portfolio. A short sale of a security involves the risk of theoretically unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover a Fund’s short position will be available for purchase. The SEC and other U.S. and non-U.S. regulatory authorities have imposed, and may impose in the future, restrictions on short selling, either on a temporary or permanent basis. Such restrictions may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions, and may hinder the Fund in, or prevent it from, implementing its investment strategies, and may negatively affect performance. Taking short positions in securities results in a form of leverage which may cause a Fund to be volatile.

Sovereign Debt Risks. Investment in sovereign debt may involve a high degree of risk due to the inability of governmental entities to repay the principal or interest when due. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Stock Market Risks. Stocks are more volatile than debt securities. The value of equity securities purchased by a Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. Greater volatility increases risk. If the value of a Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (for example, growth stocks). Consequently, while value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Sub-Adviser and Strategy Concentration Risks. With respect to the ALTERNATIVE STRATEGIES FUND, because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies. In addition, certain of the Sub-Advisers may have limited experience managing registered investment companies. Registered investment companies, unlike the private or hedge funds that the Sub-Advisers typically manage, are subject to daily cash flows from investors and to certain legal and tax-related restrictions on investments.

Swap Agreements Risks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and certain swaps will not have liquidity beyond the counterparty to the agreement. In addition to Derivatives Risks described above, certain swaps may be particularly susceptible to counterparty risk. A swap contract may not be assigned without the consent of the counterparty, and

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

may result in losses in the event of a default or bankruptcy of the counterparty. In addition, credit default swaps in particular also are subject to general market risk and credit risk. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will have no benefit from the payments it has made. If the Fund is a seller and a credit event occurs, the value of the reference obligation received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. As a seller of credit default swaps, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation.

* * *

In addition to the above principal risks, in recent years the U.S. and international markets experienced dramatic volatility, lower valuations, and reduced liquidity. As a result, many of the risks affecting the Funds may be increased. Furthermore, although the Funds do not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held when a Fund’s Adviser or Sub-Adviser believes it is appropriate to do so in light of the Fund’s investment objective. As a result, certain Funds may have high turnover rates (e.g., in excess of 100%). A higher portfolio turnover rate increases transaction expenses that may be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains that, when distributed, are taxable to shareholders.

126	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

How to Buy Shares

Who Can Invest in the BMO Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND each intend to qualify as a retail money market fund effective October 14, 2016. Accordingly, each Fund intends to adopt policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons, as required by amended Rule 2a-7 under the 1940 Act. All investors in the TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND who are not natural persons will be asked to exchange their shares for shares of the GOVERNMENT MONEY MARKET FUND, or otherwise redeem their shares, prior to October 14, 2016. In order to comply with amended Rule 2a-7, the TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND may redeem investors who are not natural persons. Each Fund will provide written notification of its intent at least 60 days prior to any such involuntary redemptions. Neither the Funds nor the Adviser will be responsible for any loss or tax liability resulting from an involuntary redemption.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. Clients of BMO Harris Bank N.A. may purchase shares by contacting their account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class A, I, or Premier Class shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class A, I, or Premier Class shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.

The minimum initial investment amount for Class I shares is $1 million per Fund. This requirement may be met by investments through financial intermediary omnibus accounts. In addition, there is no minimum initial investment amount for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund. Also, if approved in advance by Fund management, the minimum investment amount for Class I shares may be waived for (i) broker-dealer managed account or wrap programs that charge an asset-based fee; (ii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iii) private bank and trust company managed accounts or wrap programs that charge an asset-based fee.

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How to Buy Shares (cont.)

The minimum investment for Class I and Premier Class shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I and Premier Class shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.

If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”

When Can Shares Be Purchased? You can buy the shares of a Fund (other than the MONEY MARKET FUNDS) on any day the New York Stock Exchange (NYSE) is open for regular session trading. You can buy the shares of the MONEY MARKET FUNDS on any day the Federal Reserve Bank of New York (Federal Reserve) is open for business and, alternatively, on any day the U.S. government securities markets are open and the MONEY MARKET FUND’s portfolio manager determines sufficient liquidity exists in those markets. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV) plus any applicable sales charge. The NAV is calculated for each Fund (other than the MONEY MARKET FUNDS) at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). For purchase orders for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), BMO Funds U.S. Services will use its best efforts to accept and process such purchase orders that day; however, no guarantee exists that BMO Funds U.S. Services will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed. If the U.S. government securities markets close early, the MONEY MARKET FUNDS reserve the right to determine their NAV at earlier times under those circumstances.

How is NAV Calculated? Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.

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How to Buy Shares (cont.)

The MONEY MARKET FUNDS use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), to determine their respective NAVs. In determining the NAV for all other Funds, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.

Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. Investments in ETFs are valued at market prices.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.

Certain securities held by the Funds, primarily in the INTERNATIONAL AND GLOBAL FUNDS, may be listed on foreign exchanges that trade on days when a Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Funds value their securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

Redemption Fee. Your redemption or exchange proceeds may be reduced by a redemption fee of 2.00% (INTERNATIONAL AND GLOBAL FUNDS and GLOBAL LONG/SHORT EQUITY FUND) if you redeem or exchange shares of a Fund less than 30 days after the purchase of such shares. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a Fund’s shares. See “How to Redeem and Exchange Shares—Will I Be Charged a Fee for Redemptions?,” “Additional Conditions for Redemption—Exchange Privilege,” and “Additional Conditions for Redemptions—Frequent Traders” below.

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How to Buy Shares (cont.)

Purchase of Class A Shares

Class A Shares – Sales Charge. The applicable sales charge for the purchase of Class A shares depends on the Fund in which you invest, as set forth in the following table:

Equity Funds and Global and International Funds (excluding the Small-Cap Growth and TCH Emerging Markets Bond Funds)

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	5.00%	5.26%	5.00%
$50,000-$99,999	4.00	4.17	4.00
$100,000-$249,999	3.25	3.36	3.25
$250,000-$499,999	2.50	2.56	2.50
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	1.00
$5,000,000-$9,999,999	0.00	0.00	0.75
$10,000,000-$49,999,999	0.00	0.00	0.50
$50,000,000 and above	0.00	0.00	0.25

*	For purchases of $1,000,000 and above, a Contingent Deferred Sales Charge (CDSC) of 1.00% will apply to shares redeemed within 18 months of purchase.

TCH Emerging Markets Bond, Mortgage Income, TCH Intermediate Income, and Monegy High Yield Bond Funds

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%	3.63%	3.50%
$100,000-$249,999	3.00	3.09	3.00
$250,000-$499,999	2.25	2.30	2.25
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	1.00
$5,000,000-$9,999,999	0.00	0.00	0.75
$10,000,000-$49,999,999	0.00	0.00	0.50
$50,000,000 and above	0.00	0.00	0.25

*	For purchases of $1,000,000 and above, a CDSC of 1.00% will apply to shares redeemed within 18 months of purchase.

Intermediate Tax-Free, TCH Corporate Income, and TCH Core Plus Bond Funds

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%	3.63%	3.50%
$100,000-$249,999	3.00	3.09	3.00
$250,000-$499,999	2.25	2.30	2.25
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	0.55
$5,000,000-$9,999,999	0.00	0.00	0.50
$10,000,000-$49,999,999	0.00	0.00	0.40
$50,000,000 and above	0.00	0.00	0.25

*	For purchases of $1,000,000 and above, a CDSC of 0.55% will apply to shares redeemed within 18 months of purchase.

Ultra Short Tax-Free, Short Tax-Free, and Short-Term Income Funds

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	2.00%	2.04%	2.00%
$100,000-$249,999	1.50	1.52	1.50
$250,000-$499,999	1.00	1.01	1.00
$500,000-$999,999	0.75	0.76	0.75
$1,000,000-$4,999,999	0.00	0.00	0.55
$5,000,000-9,999,999	0.00	0.00	0.50
$10,000,000-$49,999,999	0.00	0.00	0.40
$50,000,000 and above	0.00	0.00	0.25

*	For purchases of $1,000,000 and above, a CDSC of 0.55% will apply to shares redeemed within 18 months of purchase.

The term “offering price” includes any applicable sales charge. Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How Do I Purchase Shares?” below.

130	HOW TO BUY SHARES

How to Buy Shares (cont.)

Class A Shares – Waivers and Reductions of Sales Charges.

Investments of $1,000,000 or More. There is no initial sales charge on a lump sum Class A share purchase of the Funds of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, a CDSC of 1.00% or 0.55%, as applicable, may be imposed on such shares based on the lesser of original cost or current market value, determined on a first-in, first-out basis. The CDSC generally will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Waivers of Sales Charges” below. Also, the CDSC generally will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charge Waivers” below.

Waivers of Sales Charges. For the following categories of investors and circumstances, Class A shares may be purchased at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Banks, broker-dealers, and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;

•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor;

•	Employer-sponsored defined contribution–type plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (IRA) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code of 1986, as amended (Code);
•	Direct rollovers (i.e., a rollover of Fund shares and not a reinvestment of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund or another BMO Fund;

•	Trustees or other fiduciaries purchasing Class A shares for employee benefit plans of employers with ten or more employees;

•	Reinvested dividends and capital gain distributions; or

•	In the Funds’ discretion, shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a BMO Fund is a party.

Other purchases of Class A shares may be made without a sales charge from time to time in the Funds’ sole discretion. In addition, purchases of Class A shares may be made without a sales charge if your Authorized Dealer agrees to a waiver of such sales charges. Whether a sales charge waiver is available for your retirement plan or charitable account depends on the policies and procedures of your Authorized Dealer. Please consult your Authorized Dealer for more information.

Reductions of Sales Charges. The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent:

•	Individual or joint accounts;

•	Roth and traditional IRAs, Simplified Employee Pension accounts (SEPs), and Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs);

•	Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

HOW TO BUY SHARES	131

How to Buy Shares (cont.)

•	Investments in wrap accounts.

The following accounts are not eligible for account value aggregation:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); and

•	Accounts invested in Class I, Class R3, Class R6, and Premier Class shares of the Funds.

Contingent Deferred Sales Charge Waivers. In the following circumstances, the CDSC will not be charged upon the redemption of Class A shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•	That result from returns of excess contributions made to retirement plans or IRAs, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	Shares initially purchased by an employee benefit plan; or

•	In the Funds’ discretion, shares issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the BMO Fund is a party.

Class A Shares – Letter Of Intent

A shareholder may sign a letter of intent committing to purchase a certain amount of the same Class A shares within a 13-month period in order to combine such purchases in calculating the applicable sales charge. The Funds’ custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his/her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.

While this letter of intent will not obligate the shareholder to purchase the Class A shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A shares of any Fund, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.

Class A Shares – Rights of Accumulation

The sales charge you pay to purchase Class A shares of a Fund may be reduced or eliminated by:

•	combining concurrent purchases of Class A shares by you, your spouse, and your children under age 21;

•	combining concurrent purchases of Class A shares of two or more BMO Funds;

•	accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current NAV of previous Class A share purchases still invested in a BMO Fund);

•	signing a letter of intent to purchase a specific dollar amount of Class A shares within 13 months (call your investment representative for an application and more information); or

•	accumulating purchases of shares of other BMO Funds with subsequent purchases of the BMO Funds’ Class A shares that do not otherwise qualify for the Funds’ reduced sales charges.

If your investment qualifies for a reduced sales charge due to accumulation of purchases, including due to accumulation of investments in other mutual funds held at BMO Financial Corp., you or your investment representative must notify BMO Funds at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales charge. You may be required to provide information or

132	HOW TO BUY SHARES

How to Buy Shares (cont.)

records in order to verify your eligibility for a sales charge reduction. This may include account statements of family members and information regarding shares held in accounts with your financial professional or another BMO entity. Additional information concerning sales load breakpoints is available in the SAI. Sales load and breakpoint discount information is also available, free of charge and in a clear and prominent format, on the Funds’ website at www.bmofunds.com.

Purchase of Class R Shares. Class R shares are generally available only to retirement plans established under Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.

Class R shares are sold without any initial sales charge or CDSC. Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.

Rule 12b-1 Plan. The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.25% of the Class A and 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class A and Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information. If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

HOW TO BUY SHARES	133

How to Buy Shares (cont.)

Fund Purchase Easy Reference Table

Minimum Investments
Class Y • To open an account–$1,000

• To add to an account (including through a Systematic Investment Program)–$50

Class I • To open an account–$1,000,000 (EQUITY, INTERNATIONAL and GLOBAL, ALTERNATIVE and FIXED INCOME FUNDS)
Class A • To open an account–$1,000

• To add to an account (including through a Systematic Investment Program)–$50
Class R3 • To open an account–Contact BMO Funds U.S. Services
Class R6 • To open an account–Contact BMO Funds U.S. Services
Premier Class • To open an account-$10,000,000

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

• Complete an application for a new account.

•  Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.

Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

134	HOW TO BUY SHARES

Fund Purchase Easy Reference Table (cont.)

Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Systematic Investment Program

•  You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.

• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.

BMO Funds Website
• You may purchase Fund shares at www.bmofunds.com.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “BMO Funds.”

• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

HOW TO BUY SHARES	135

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of BMO Harris Bank should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds (other than the MONEY MARKET FUNDS) must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be accepted by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND must be accepted by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), BMO Funds U.S. Services will use its best efforts to accept and process such redemption requests that day; however, no guarantee exists that BMO

Funds U.S. Services will be able to do so. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? A contingent deferred sales charge (CDSC) of 1.00% or 0.55%, as applicable, applies to Class A shares of the Funds redeemed up to 18 months after purchases of $1,000,000 or more. The CDSC is based on the lesser of original cost or current market value of the shares being redeemed. You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee (INTERNATIONAL AND GLOBAL FUNDS and GLOBAL LONG/SHORT EQUITY FUND only) on shares that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of net capital gain or net investment income distributions), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

•  If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

• Not available to retirement accounts, for which redemptions must be done in writing.

136	HOW TO REDEEM AND EXCHANGE SHARES

Fund Redemption Easy Reference Table (cont.)

Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

Wire/Electronic Transfer

•  Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Each wire transfer is subject to a $10 fee, except for wire transfers from the MONEY MARKET FUNDS.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•  If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact BMO Funds U.S. Services to apply for this program.

BMO Funds Website
• You may redeem Fund shares at www.bmofunds.com.

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

HOW TO REDEEM AND EXCHANGE SHARES	137

Fund Redemption Easy Reference Table (cont.)

Checkwriting (Money Market Funds (Class Y) Only)

•  You can redeem shares of any MONEY MARKET FUND by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

• Your check is treated as a redemption order for Fund shares equal to the amount of the check.

• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

• Checks cannot be used to close your Fund account balance.

• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

138	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemption

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold, and share-

holders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge (and with respect to Class A shares, if you have previously paid a sales charge), provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange of shares of the INTERNATIONAL AND GLOBAL FUNDS and the GLOBAL LONG/SHORT EQUITY FUND, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee. See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds (other than the TAX-FREE MONEY MARKET FUND) before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable. Telephone exchange instructions must be received before 11:00 a.m. (Central Time) with respect to the TAX-FREE MONEY MARKET FUND for shares to be exchanged at that day’s NAV and to receive a dividend of the Fund into which you exchange, if applicable.

ADDITIONAL CONDITIONS FOR REDEMPTION	139

Additional Conditions for Redemption (cont.)

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Conversion Privilege. Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes. However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative, and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Market Timing Policy does not apply to the MONEY MARKET FUNDS, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the MONEY

MARKET FUNDS to facilitate frequent trading in other BMO Funds in violation of the Market Timing Policy.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of the INTERNATIONAL AND GLOBAL FUNDS and the GLOBAL LONG/SHORT EQUITY FUND within 30 days after purchase of such shares, determined on a first-in, first-out basis.

The redemption fee is deducted from redemption proceeds and is paid directly to the applicable Fund.

A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction, and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions in retirement accounts (for example, IRA accounts and qualified employee benefit plans), disability or hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions, and loans. The Funds’ officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.

Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use cri-

140	ADDITIONAL CONDITIONS FOR REDEMPTION

Additional Conditions for Redemption (cont.)

teria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.

The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

ADDITIONAL CONDITIONS FOR REDEMPTION	141

Account and Share Information

Fund Transactions Through BMO Funds Website. If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of BMO Harris Bank should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Distributions of Net Investment Income and Net Capital Gains. Distributions of net investment income, if any, of the FIXED INCOME FUNDS and MONEY MARKET FUNDS are declared daily and paid monthly. Provided that your order is received in proper form, payment in “good funds” is received and your order is accepted by the time a Fund’s NAV is calculated, you will receive distributions declared that day. You will continue to receive distributions declared through, and including, the day you redeem your shares.

Distributions of net investment income, if any, of the EQUITY FUNDS and TCH EMERGING MARKETS BOND FUND are declared and paid quarterly. The INTERNATIONAL and GLOBAL FUNDS (except TCH EMERGING MARKETS BOND FUND) and ALTERNATIVE FUNDS declare and pay distributions of net investment income annually. Distributions of net investment income are paid to all shareholders invested in the EQUITY FUNDS, INTERNATIONAL and GLOBAL FUNDS and ALTERNATIVE FUNDS on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.

142	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund without a sales charge, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. Distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether received in cash or in additional shares.

What are Distributions of Net Investment Income and Net Capital Gains? A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

If you purchase shares just before a Fund (other than a MONEY MARKET FUND) declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. Other than a distribution of tax-exempt interest received from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, or INTERMEDIATE TAX-FREE FUND, the distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax deferred arrangement such as an IRA or a 401(k) plan.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y or Class A shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I or Premier Class shares may be converted to Class Y or Class A shares if your account balance falls below the required minimum of $1,000,000 or $10,000,000, as applicable. Before shares are redeemed to close an account or converted from Class I or Premier Class shares to Class Y or Class A shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.

Multiple Classes. The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. Each Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. There can be no assurance that a Fund will satisfy all requirements to be taxed as a RIC.

The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or in additional Fund shares. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income (for non-corporate share-

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Account and Share Information (cont.)

holders, currently taxed at a maximum federal income tax rate of 39.6%). For non-corporate shareholders, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long term capital gains (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), regardless of how long such shareholder has held shares of such Fund. Fund distributions from the LOW VOLATILITY EQUITY FUND, DIVIDEND INCOME FUND, LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, SMALL-CAP VALUE FUND, SMALL-CAP CORE FUND, GLOBAL LOW VOLATILITY EQUITY FUND and ALTERNATIVE STRATEGIES FUND are expected to consist of both investment company taxable income and net capital gains. Fund distributions from the MID-CAP GROWTH FUND, SMALL-CAP GROWTH FUND, DISCIPLINED INTERNATIONAL EQUITY FUND, PYRFORD INTERNATIONAL STOCK FUND, LGM EMERGING MARKETS EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND are expected to primarily consist of net capital gains and fund distributions of the TCH EMERGING MARKETS BOND FUND, SHORT-TERM INCOME FUND, MORTGAGE INCOME FUND, TCH INTERMEDIATE INCOME FUND, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, MONEGY HIGH YIELD BOND FUND, and MONEY MARKET FUNDS are expected to primarily consist of investment company taxable income.

It is anticipated that the distributions from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, and TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of a Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. Each such Fund may invest up to 20% of its assets in securities that produce income subject to federal AMT. You may owe tax on a portion of your distributions if federal AMT applies to you. You may be subject to federal income tax on any net capital gains distributed or deemed to be distributed by these Funds.

Certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions (other than tax-exempt distributions made by the ULTRA SHORT TAX FREE FUND, SHORT TAX FREE FUND, INTERMEDIATE TAX FREE FUND, and TAX-FREE MONEY MARKET FUND) are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may be eligible to elect to “pass through” to you foreign taxes that it pays. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.

Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax

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Account and Share Information (cont.)

purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. Any loss realized upon the sale, exchange or redemption of shares of the ULTRA SHORT TAX FREE FUND, SHORT TAX FREE FUND, INTERMEDIATE TAX FREE FUND, or TAX-FREE MONEY MARKET FUND that were held for six months or less will be disallowed to the extent of any tax-exempt distributions received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.

If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including distributions of tax-exempt interest) and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.

Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI).

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BMO Funds Information

Management of the BMO Funds. The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Funds (except the PYRFORD INTERNATIONAL STOCK FUND, LGM EMERGING MARKETS EQUITY FUND, ALTERNATIVE STRATEGIES FUND, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, MONEGY HIGH YIELD BOND FUND, and TCH EMERGING MARKETS BOND FUND). The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.

The Adviser has entered into a sub-advisory contract with TCH, pursuant to which TCH manages the TCH INTERMEDIATE INCOME, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, and TCH EMERGING MARKETS BOND FUND.

The Adviser has entered into a sub-advisory contract with Monegy, pursuant to which Monegy manages the MONEGY HIGH YIELD BOND FUND’s portfolio, subject to oversight by the Adviser.

The Adviser has entered into a sub-advisory contract with Pyrford, pursuant to which Pyrford manages the portfolios of the PYRFORD INTERNATIONAL STOCK FUND, subject to oversight by the Adviser.

The Adviser has entered into a sub-advisory contract with LGM Investments, pursuant to which LGM Investments manages the LGM EMERGING MARKETS EQUITY FUND, subject to oversight by the Adviser.

The Adviser has entered into sub-advisory contracts with CTC, Capstone, Cramer Rosenthal, Graham, Iridian, Pine River, and Sound Point pursuant to which the Sub-Advisers manage the ALTERNATIVE STRATEGIES FUND’s portfolio, subject to oversight by the Adviser.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a diversified financial services company. As of August 31, 2015, the Adviser had approximately $37.9 billion in assets under management, of which approximately $14.4 billion was in the BMO Funds’ assets.

The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.

Sub-Advisers’ Background. TCH is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a majority-owned subsidiary of the Adviser. As of August 31, 2015, TCH had approximately $11.0 billion in assets under management. TCH’s address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131.

Monegy is a registered investment adviser that provides investment management services to institutional investors in the United States, Canada, and Australia. Monegy is owned by the Adviser. As of August 31, 2015, Monegy had approximately $2.1 billion in assets under management. Monegy’s address is 302 Bay Street, 12th Floor, Toronto, ON, Canada M5X 1A1.

Pyrford is a registered investment adviser that is a wholly-owned subsidiary of the Bank of Montreal Capital Markets (Holdings) Limited, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, the Middle East, UK, and Europe. As of August 31, 2015, Pyrford had approximately $12.4 billion in assets under management. Pyrford’s address is 95 Wigmore Street, London, United Kingdom.

LGM Investments is a registered investment adviser founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier equities and provides investment management services to pension funds, foundations, government organizations, mutual funds, high net worth individuals, hedge funds, and other funds sponsored by subsidiaries of LGM Investments’ parent company, LGM (Bermuda) Limited (together with its subsidiaries, “LGM”). LGM Investments is a wholly-owned subsidiary of LGM and an indirect wholly-owned subsidiary of BMO. As of August 31, 2015, LGM Investments had approximately $3.3 billion in assets under management. LGM Investments’ address is 95 Wigmore Street, London, United Kingdom.

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CTC is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. CTC is a majority-owned subsidiary of the Adviser. As of August 31, 2015, CTC had approximately $9.8 billion in assets under management. CTC’s address is 2200 Geng Road, Suite 100, Palo Alto, California 94303.

Capstone is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2015, Capstone had approximately $3.6 billion in assets under management. Capstone’s address is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, New York 10007.

Cramer Rosenthal is a registered investment adviser that provides investment management services to various types of clients, including individuals, pooled investment vehicles, other corporations and trusts. As of August 31, 2015, Cramer Rosenthal had approximately $8.2 billion in assets under management. Cramer Rosenthal’s address is 520 Madison Avenue, 20th Floor, New York, New York, 10022.

Graham is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2015, Graham had approximately $10.3 billion in assets under management. Graham’s address is 40 Highland Avenue, Rowayton, Connecticut 06853.

Iridian is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2015, Iridian had approximately $17.0 billion in assets under management. Iridian’s address is 276 Post Road West, Westport, Connecticut 06880-4704.

Pine River is a registered investment adviser that provides investment management services to hedge funds, separate accounts, listed investment vehicles and registered investment companies. Pine River’s address is 601 Carlson Parkway, Minnetonka, Minnesota 55305. Pine River is an affiliate of Pine River Domestic Management L.P. and certain other sub-advisory affiliates including Pine River Capital Partners (UK) LLP, and Pine River Capital Management (HK) Limited. As of August 31, 2015, Pine River had approximately $15.4 billion in assets under management.

Sound Point is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles, other corporations and trusts. As of August 31, 2015, Sound Point had approximately $7.1 billion in assets under management. Sound Point’s address is 375 Park Avenue, 25th Floor, New York, New York 10152.

BMO is the ultimate parent company of the Adviser, TCH, Monegy, Pyrford, LGM Investments and CTC. Accordingly, the Adviser, TCH, Monegy, Pyrford, LGM Investments and CTC are affiliates.

Not all of the Sub-Advisers listed for the ALTERNATIVE STRATEGIES FUND may be actively managing the Fund at all times. Subject to the oversight of the Board of Directors, the Adviser may temporarily allocate Fund assets away from a Sub-Adviser. Situations in which the Adviser may make such determination include changes in the level of assets in the Fund, changes to the Adviser’s view of the Sub-Adviser’s current opportunities, changes in a Sub-Adviser’s personnel, or a Sub-Adviser’s adherence to an investment strategy.

All fees of the Funds’ sub-advisers are paid by the Adviser.

Manager-of-Managers Exemptive Order. BMO Funds, Inc. and the Adviser received an exemptive order from the SEC on June 10, 2015 that permits the Adviser, subject to certain conditions, to terminate an existing sub-adviser or hire a new, wholly-owned or non-affiliated sub-adviser for a Fund, to materially amend the terms of particular agreements with a sub-adviser, or to continue the employment of an existing sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement, which is commonly referred to as a “manager-of-managers” investment strategy, has been approved by the Board of Directors and the sole initial shareholder of the ALTERNATIVE STRATEGIES FUND, DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY

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FUND. Additionally, any other Fund may rely on the exemptive order, subject to shareholder approval and so long as it: (i) is advised by the Adviser; (ii) uses the manager-of managers structure that is described in the exemptive application; and (iii) complies with the terms and conditions of the exemptive application. Consequently, under the exemptive order, the Adviser has the right to hire, terminate, and replace sub-advisers when the Board of Directors and the Adviser determine that a change would benefit a Fund.

Pursuant to the conditions imposed by the exemptive order, if a new sub-adviser is retained, shareholders of the affected Fund will receive notification of the change within 90 days, and the Corporation will make available and maintain the notification on its website for 90 days thereafter. The exemptive order also exempts a Fund from certain requirements to disclose the compensation paid by the Adviser to the sub-adviser. The manager-of-managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit advisory fees paid by a Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.

Fund-of-Funds Exemptive Order. BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.

Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the LOW VOLATILITY EQUITY FUND, LARGE-CAP VALUE FUND, and LARGE-CAP

GROWTH FUND. All members of the team share investment decision making responsibilities with respect to each Fund. Mr. Corris, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior to 2008, Mr. Corris was a quantitative equity portfolio manager/researcher at Northern Trust Global Investments with responsibility for their global active strategies. He is a CFA Charterholder. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior to 2008, Mr. Hans was a Managing Director and Head of Research for Quantitative Services Group, an independent quantitative research and model construction firm. He is a CFA Charterholder. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005. Mr. Corris has co-managed each Fund since April 2013. Mr. Hans and Dr. Ramos have co-managed the LOW VOLATILITY EQUITY FUND since its inception in September 2012 and the LARGE-CAP VALUE FUND and LARGE-CAP GROWTH FUND since February 2012.

Kenneth Conrad, Ph.D., and Casey J. Sambs have co- managed the DIVIDEND INCOME FUND since April 2013. Both members of the team share investment decision making responsibilities with respect to the Fund. Dr. Conrad, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior to 2008, Dr. Conrad was a quantitative analyst for MEMBERS Capital Advisors. He is a CFA Charterholder. Mr. Sambs, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2001. He is a CFA Charterholder.

Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski co-manage the MID-CAP VALUE FUND and SMALL-CAP VALUE FUND. All members of the team share investment decision making responsibilities with respect to each Fund. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999. He is a CFA Charterholder. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior to joining the Adviser, Mr. Janowski was with American Family Insurance since 2002, where he was a Portfolio Manager and Equity Analyst. He is a CFA Charterholder. Mr. Dirkse and Mr. Janowski have co-managed the MID-CAP VALUE FUND since March 2011. Mr. Fahey has managed or co-managed the

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MID-CAP VALUE FUND since June 1997. Mr. Dirkse, Mr. Fahey, and Mr. Janowski have co-managed the SMALL-CAP VALUE FUND since its inception in February 2011.

Patrick M. Gundlach and Kenneth S. Salmon co-manage the MID-CAP GROWTH FUND and SMALL-CAP GROWTH FUND. Both members of the team share investment decision making responsibilities with respect to each Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Funds since July 2007. He is a CFA Charterholder. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000. He has co-managed the MID-CAP GROWTH FUND since December 2004 and has managed or co-managed the SMALL-CAP GROWTH FUND since April 2004.

David A. Corris and Thomas Lettenberger co-manage the SMALL-CAP CORE FUND. Both members of the team share investment decision making responsibilities with respect to the Fund. The biographical information for Mr. Corris is described above. Mr. Corris has co-managed the Fund since its inception in 2013. Mr. Lettenberger, a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2013. He is a CFA Charterholder.

David A. Corris, Jay Kaufman, and Ernesto Ramos, Ph.D., co-manage the GLOBAL LOW VOLATILITY EQUITY FUND. All members of the team share investment decision making responsibilities with respect to the Fund. The biographical information for Mr. Corris and Dr. Ramos is described above. Mr. Corris and Dr. Ramos have co-managed the Fund since its inception in 2013. Mr. Kaufman, a Portfolio Manager of the Adviser, joined the Adviser in 2010. Prior to joining the Adviser, Mr. Kaufman was a Quantitative Investment Analyst with the Strategic Investment Group from 2006 to 2008.

Pyrford has managed the PYRFORD INTERNATIONAL STOCK FUND since its inception in December 2011. Tony Cousins, Daniel McDonagh, and Paul Simons have co-managed the Fund since its inception. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Cousins, Chief Executive Officer, Chief Investment Officer, and a member of the Investment Strategy

Committee, joined Pyrford in 1989. Mr. McDonagh, Head of Portfolio Management, Europe & UK and a member of the Investment Strategy Committee, joined Pyrford in 1997. Mr. Simons, Head of Portfolio Management, Asia-Pacific and a member of the Investment Strategy Committee, joined Pyrford in 1996.

Jay Kaufman and Ernesto Ramos, Ph.D. have co-managed the DISCIPLINED INTERNATIONAL EQUITY FUND since its inception in 2015. The biographical information for Mr. Kaufman and Dr. Ramos is described above.

LGM Investments and its affiliate LGM(HK) have managed the LGM EMERGING MARKETS EQUITY FUND since December 2011. Irina Hunter and Rasmus Nemmoe co-manage the Fund. Ms. Hunter, a Senior Portfolio Manager at LGM Investments, joined LGM in 2007 and has co-managed the Fund since December 2011. Mr. Nemmoe, a Senior Portfolio Manager at LGM Investments, joined LGM in 2012 and has co-managed the Fund since December 2012. Previously, Mr. Nemmoe was a portfolio manager with BankInvest in Copenhagen from 2006 to 2012.

Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt have co-managed the GLOBAL LONG/SHORT EQUITY FUND since its inception in 2015. The biographical information for Mr. Kaufman and Dr. Ramos is described above. Mr. Rosenblatt is a Portfolio Manager of the Adviser. He joined the Adviser in 2012, after pursuing and completing his Master of Business Administration degree from 2010 to 2012.

Lowell Yura and Kristina Kalebich have co-managed the ALTERNATIVE STRATEGIES FUND since its inception in 2015. Mr. Yura and Ms. Kalebich have primary responsibility over all aspects of the Fund’s investment portfolio, including but not limited to, the evaluation of and portfolio allocations to Sub-Advisers, portfolio risk assessment, and the management of daily cash balances. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and is a CFA Charterholder. Prior to 2014, Mr. Yura was Head Strategist, Americas and U.K. and a Managing Director at UBS Global Asset Management and held various positions there since 2003. Ms. Kalebich, Director—Alternatives Specialist, joined the Adviser in 2014 and is a CFA Charterholder. From 2010 to

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2014, Ms. Kalebich served as Senior Vice President, Head of Portfolio Specialist Group and Senior Portfolio Specialist at Calamos Asset Management. Prior thereto, she was a Managing Director, Product Specialist and Client Portfolio Manager at Neuberger Berman.

John D. Boritzke, Craig J. Mauermann, Robert Wimmel, and Thomas Byron co-manage the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and INTERMEDIATE TAX-FREE FUND. All members of the team share investment decision making responsibilities with respect to the Funds. Mr. Boritzke, Head of Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983. He has managed the ULTRA SHORT TAX-FREE FUND and SHORT TAX-FREE FUND since May 2015 and managed the INTERMEDIATE TAX-FREE FUND since its inception in 1994. He is a CFA Charterholder. Mr. Boritzke will retire from the Adviser and relinquish all portfolio management duties effective April 30, 2016. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004. He has managed the ULTRA SHORT TAX-FREE FUND since its inception in 2009 and the SHORT TAX-FREE FUND and INTERMEDIATE TAX-FREE FUND since May 2015. Mr. Wimmel, Portfolio Manager and Head of Municipal Fixed Income at the Adviser, joined the Adviser in 2015. He has managed the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and INTERMEDIATE TAX-FREE FUND since August 2015. Previously, Mr. Wimmel was Head of Investment Grade Municipals at Invesco Advisers and held various positions there since 1996. Mr. Byron, Portfolio Manager at the Adviser, joined the Adviser in 2015. He has managed the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and INTERMEDIATE TAX-FREE FUND since October 2015. Previously, Mr. Byron was a Portfolio Manager at Invesco Advisers since 2010 and served in various positions at Van Kampen Asset Management or its affiliates from 1981 to 2010.

Peter J. Arts and Boyd R. Eager co-manage the SHORT-TERM INCOME FUND. Both members of the team share investment decision making responsibilities with respect to the Fund. Mr. Arts, Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since February 2012.

Mr. Eager, a Director and a Senior Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since February 2012.

William J. Canida, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the TCH INTERMEDIATE INCOME FUND. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, has co-managed the Fund since 2013. Mr. Canida joined TCH in 1985, and he is a CFA Charterholder. Mr. Kimball, Vice President and Portfolio Manager of TCH and a Director and Portfolio Manager of the Adviser, has co-managed the Fund since 2013. Mr. Kimball joined TCH in 2007, and he is a CFA Charterholder. Ms. Mardarovici, Vice President and Portfolio Manager of TCH and a Director and Portfolio Manager of the Adviser, has co-managed the Fund since 2013. She joined TCH in 2012 and the Adviser in 2005. Ms. Mardarovici is a CFA Charterholder. Mr. Reda, Vice President and Portfolio Manager of TCH, has co-managed the Fund since December 2015. He joined TCH in 2001. Ms. Woodward, President and Portfolio Manager of TCH has co-managed the Fund since December 2015. Ms. Woodward joined TCH in 2007, and she is a CFA Charterholder.

William J. Canida, Alan M. Habacht, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the TCH EMERGING MARKETS BOND FUND, the TCH CORPORATE INCOME FUND, and the TCH CORE PLUS BOND FUND. All members of the team share investment decision making responsibilities with respect to each Fund. Mr. Canida, Mr. Habacht, and Mr. Kimball have co-managed TCH EMERGING MARKETS BOND FUND since 2013. Mr. Canida and Mr. Habacht have co-managed the TCH CORPORATE INCOME FUND and TCH CORE PLUS BOND FUND since 2008. Mr. Kimball and Ms. Mardorovici have co-managed the TCH CORPORATE INCOME FUND and the TCH CORE PLUS BOND FUND since 2012. Mr. Reda and Ms. Woodward have co-managed each Fund since December 2015. Mr. Habacht, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1987. The biographical information for Mr. Canida, Mr. Kimball, Ms. Mardarovici, Mr. Reda, and Ms. Woodward is described above.

150	BMO FUNDS INFORMATION

BMO Funds Information (cont.)

Scott M. Kimball and Daniela Mardarovici co-manage the MORTGAGE INCOME FUND. Both members of the team share investment decision making responsibilities with respect to the Fund. They have co-managed the Fund since 2013. The biographical information for Mr. Kimball and Ms. Mardarovici is above.

Monegy has managed the MONEGY HIGH YIELD BOND FUND since its inception in December 2011. Lori J. Marchildon and Vincent Huang co-manage the Fund. Both members of the team share investment decision making responsibilities with respect to the Fund. Ms. Marchildon, a Portfolio Manager, a member of Monegy’s Investment Policy Committee, and an officer of Monegy, joined Monegy in 2001 and has co-managed the Fund since its inception in 2011. Ms. Marchildon is a CFA Charterholder. Mr. Huang, an Associate Portfolio Manager, joined Monegy in 2007 and has co-managed the Fund since August 2015.

Peter J. Arts and Boyd R. Eager have co-managed the GOVERNMENT MONEY MARKET FUND and the PRIME MONEY MARKET FUND since February 2012. Both members of the team share investment decision making responsibilities with respect to the Fund. The biographical information for Mr. Arts and Mr. Eager is described above.

Peter J. Arts, Boyd R. Eager, and Craig J. Mauermann co-manage the TAX-FREE MONEY MARKET FUND. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Arts, Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since May 2015. Mr. Eager, a Director and a Senior Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since May 2015. Craig J. Mauermann has managed or co-managed the Fund since its inception in September 2004. Mr. Mauermann’s biographical information is described above.

The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fees. The Adviser is entitled to receive from each Fund an investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) at the rates, and subject to reduction at breakpoints for each Fund as shown in the following tables.

EQUITY FUNDS (except Large-Cap Value, Large-Cap Growth and Small-Cap Core), INTERNATIONAL and GLOBAL FUNDS (except Disciplined International Equity and TCH Emerging Markets Bond):

Effective December 29, 2015 with respect to the LARGE-CAP VALUE FUND and the LARGE-CAP GROWTH FUND, and effective June 1, 2015 with respect to all other Funds, the fee schedules in the tables below were in effect.

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity	0.50%	0.49%	0.45%	0.40%
Dividend Income	0.50	0.49	0.45	0.40
Mid-Cap Value	0.685	0.67	0.57	0.51
Mid-Cap Growth	0.685	0.67	0.57	0.51
Small-Cap Value	0.685	0.68	0.62	0.61
Small-Cap Growth	0.95	0.90	0.90	0.90
Global Low Volatility Equity	0.65	0.64	0.60	0.55
Pyrford International Stock	0.735	0.72	0.62	0.56
LGM Emerging Markets Equity	0.90	0.89	0.85	0.80

FIXED INCOME FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $100 million	on the next $150 million	on the next $250 million	in excess of $500 million
TCH Emerging Markets Bond	0.55%	0.55%	0.55%	0.55%
Ultra Short Tax-Free	0.20	0.19	0.17	0.10
Short Tax-Free	0.20	0.19	0.17	0.15
Short-Term Income	0.20	0.19	0.17	0.10
Intermediate Tax-Free	0.25	0.16	0.12	0.10
Mortgage Income	0.25	0.20	0.20	0.20
TCH Intermediate Income	0.25	0.20	0.20	0.20
TCH Corporate Income	0.20	0.19	0.15	0.10
TCH Core Plus Bond	0.25	0.16	0.12	0.10
Monegy High Yield Bond	0.50	0.50	0.50	0.50

BMO FUNDS INFORMATION	151

BMO Funds Information (cont.)

LARGE-CAP VALUE, LARGE-CAP GROWTH, SMALL-CAP CORE, DISCIPLINED INTERNATIONAL EQUITY and ALTERNATIVE FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Large-Cap Value	0.50%	0.475%	0.45%
Large-Cap Growth	0.50	0.475	0.45
Small-Cap Core	0.65	0.625	0.60
Disciplined International Equity	0.60	0.575	0.55
Global Long/Short Equity	1.00	0.975	0.95
Alternative Strategies	1.70	1.675	1.65

MONEY MARKET FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free	0.200	0.185	0.170	0.155	0.140
Prime	0.150	0.135	0.120	0.105	0.090

The following table reflects the investment advisory fee paid by each Fund as a percentage of a Fund’s ADNA in accordance with the fee schedule in effect during the fiscal year ended August 31, 2015, after taking into effect breakpoints and/or waivers by the Adviser during the period.

Fund	Advisory Fee Received in Fiscal 2015
Low Volatility Equity Fund	0.28%
Dividend Income Fund	0.35
Large-Cap Value Fund(1)	0.73
Large-Cap Growth Fund(1)	0.72
Mid-Cap Value Fund	0.69
Mid-Cap Growth Fund	0.68
Small-Cap Value Fund	0.47
Small-Cap Core Fund(2)	(3.22)
Small-Cap Growth Fund	0.98
Global Low Volatility Equity Fund(2)	(4.01)
Disciplined International Equity Fund(4)	N/A
Pyrford International Stock Fund	0.69
LGM Emerging Markets Equity Fund	0.71
TCH Emerging Markets Bond Fund(1) (2)	(1.52)
Global Long/Short Equity Fund(4)	N/A

Fund	Advisory Fee Received in Fiscal 2015
Alternative Strategies Fund(2)(3)	(0.52)%
Ultra Short Tax-Free Fund(1)	0.13
Short Tax-Free Fund(1)	0.06
Short-Term Income Fund(1)	0.11
Intermediate Tax-Free Fund(1)	0.19
Mortgage Income Fund(1)	0.23
TCH Intermediate Income Fund(1)	0.27
TCH Corporate Income Fund(1)	0.23
TCH Core Plus Bond Fund(1)	0.19
Monegy High Yield Bond Fund	0.19
Government Money Market Fund	0.00
Tax-Free Money Market Fund	0.08
Prime Money Market Fund	0.12

(1) Effective June 1, 2015, the investment adviser fees and breakpoint tiers changed for some BMO Funds.

(2) The negative advisory fee represents the full waiver of the advisory fee plus additional reimbursement of fund expenses.

(3) The fee paid in 2015 by the ALTERNATIVE STRATEGIES FUND is for the period from December 16, 2014, the Fund’s inception date, to August 31, 2015, the end of the Fund’s fiscal year.

(4) The DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND had not commenced operations as of August 31, 2015.

The Adviser has contractually agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business for all Funds and with respect to the ALTERNATIVE FUNDS, also excluding dividend and interest expenses) from exceeding the percentage of the average daily net assets of the class of each Fund, as set forth in the “Fees and Expenses of the Fund” section. This agreement may not be terminated prior to December 31, 2016 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

In addition, the Adviser has the discretion to waive its fee for any Fund. Any such waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

152	BMO FUNDS INFORMATION

BMO Funds Information (cont.)

The Funds’ August 31, 2015 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and sub-advisory contracts on behalf of the Funds, except for the DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND. The Board’s basis for approving the investment advisory contract on behalf of the DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND will be included in the Funds’ February 28, 2016 Semi-Annual Report.

Affiliate Services and Fees. BMO Harris Bank provides services to the Funds as custodian of the assets (except for the INTERNATIONAL AND GLOBAL FUNDS and ALTERNATIVE FUNDS) and securities lending agent. For each such Fund, BMO Harris Bank’s custody fees are calculated at the annual rate of 0.005% on the first $10 billion of ADNA for the BMO Funds it services plus 0.0025% of assets exceeding $10 billion. BMO Harris Bank receives a fee as compensation for its services as securities lending agent.

The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class I, A, R3, R6, or Premier Class shares of the Funds.

The Adviser is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator.

The Adviser, as administrator, is entitled to receive a fee from the Class A, Class I and Class R3 shares of each Fund (except the MONEY MARKET FUNDS) of 0.15% of each Fund’s ADNA.

The Adviser, as administrator, is entitled to receive fees from the MONEY MARKET FUNDS at the following annual rates based on the aggregate ADNA of the MONEY MARKET FUNDS combined:

Fee	Combined ADNA
0.040%	on the first $2 billion
0.030	on the next $2 billion
0.025	on the next $2 billion
0.020	on the next $2 billion
0.010	on ADNA in excess of $8 billion

All fees of the sub-administrator are paid by the Adviser.

Payments to Financial Intermediaries. From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when

BMO FUNDS INFORMATION	153

BMO Funds Information (cont.)

evaluating recommendations from the affiliate or intermediary.

Distributor. BMO Investment Distributors, LLC (BID), a registered broker- dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.

154	BMO FUNDS INFORMATION

Historical Performance for Similar Accounts

Historical Performance for Similar Accounts—BMO Disciplined Small-Cap Core Composite

The following table shows the historical composite performance data for all of the Adviser’s advisory accounts that have substantially similar investment policies, strategies, and objectives to those of the SMALL-CAP CORE FUND, known as the BMO Disciplined Small-Cap Core Composite (the Disciplined Small-Cap Core Composite).

The Disciplined Small-Cap Core Composite is not subject to the same types of expenses as the SMALL-CAP CORE FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions, and investment limitations imposed by the Code, foreign tax laws, and/or the 1940 Act than those imposed on the SMALL-CAP CORE FUND. The data is provided to illustrate the past performance of the Adviser in managing accounts in a substantially similar manner as the SMALL-CAP CORE FUND as measured against a specific benchmark and does not represent the performance of the SMALL-CAP CORE FUND. This performance data should not be considered an indication of the future performance of the SMALL-CAP CORE FUND or the Adviser.

The Adviser has calculated all returns included herein in compliance with the Global Investment Performance Standards (GIPS®). The GIPS standards for calculation of total return differ from the standard required by the SEC for calculation of average annual total returns.

The Disciplined Small-Cap Core Composite returns are calculated on an annualized basis net of the highest management fee of 0.90% per annum, net of all actual fees and expenses, and gross of custodian fees and include the reinvestment of all income and dividends.

The Disciplined Small-Cap Core Composite expenses are lower than the estimated expenses of Class I shares of the SMALL-CAP CORE FUND after fee waivers and expense reimbursements. Accordingly, if the expenses of the Fund’s Class I shares had been deducted from the Disciplined Small-Cap Core

Composite’s returns, the returns would have been lower than those shown.

Periods Ended 8/31/15	Disciplined Small-Cap Core Composite	Russell 2000® Index(1)
1 Year	1.48%	0.03%
3 Year	19.30%	14.12%
5 Year	19.82%	15.55%
Since Inception(2)	18.93%	14.78%

(1) The Russell 2000® Index is a widely recognized index of small-capitalization U.S. companies. The index is unmanaged and does not reflect any deduction for fees, expenses, or taxes. A direct investment in an index is not possible.

(2) The Disciplined Small-Cap Core Composite commenced operations on July 1, 2010. The Small-Cap Core Composite includes all of the Adviser’s discretionary institutional and mutual fund accounts (including sub-advisory relationships) with substantially similar investment policies, strategies, and objectives that have been managed by the Adviser for at least one full month.

Historical Performance for Similar Accounts—BMO Global Low Volatility Alpha Composite

The following table shows the historical composite performance data for all of the Adviser’s advisory accounts that have substantially similar investment policies, strategies, and objectives to those of the GLOBAL LOW VOLATILITY EQUITY FUND, known as the BMO Global Low Volatility Alpha Composite (the Global Low Volatility Composite).

The Global Low Volatility Composite is not subject to the same types of expenses as the GLOBAL LOW VOLATILITY EQUITY FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions, and investment limitations imposed by the Code, foreign tax laws, and/or the 1940 Act than those imposed on the GLOBAL LOW VOLATILITY EQUITY FUND. The data is provided to illustrate the past performance of the Adviser in managing accounts in a substantially similar manner as the GLOBAL LOW VOLATILITY EQUITY FUND as measured against a specific benchmark and does not represent the performance of the GLOBAL LOW VOLATILITY EQUITY FUND. This performance data should not be considered an indication of the future performance of the GLOBAL LOW VOLATILITY EQUITY FUND or the Adviser.

HISTORICAL PERFORMANCE FOR SIMILAR ACCOUNTS	155

Historical Performance for Similar Accounts (cont.)

The Adviser has calculated all returns included herein in compliance with the Global Investment Performance Standards (GIPS®). The GIPS standards for calculation of total return differ from the standard required by the SEC for calculation of average annual total returns.

The Global Low Volatility Composite returns are calculated on an annualized basis net of the highest management fee of 0.80% per annum, net of all actual fees and expenses, and gross of custodian fees and include the reinvestment of all income and dividends.

The Global Low Volatility Composite expenses are lower than the estimated expenses of Class I shares of the GLOBAL LOW VOLATILITY EQUITY FUND after fee waivers and expense reimbursements. Accordingly, if the expenses of the Fund’s Class I shares had been deducted from the Global Low Volatility Composite’s returns, the returns would have been lower than those shown.

Periods Ended 8/31/15	Global Low Volatility Composite	MSCI ACWI Index(1)
1 Year	1.02%	(5.79)%
3 Year	11.00%	9.98%
Since Inception(2)	11.21%	8.10%

(1) The MSCI ACWI Index is a widely recognized index designed to measure the equity market performance of developed and emerging markets. The index is unmanaged and does not reflect any deduction for fees, expenses, or taxes. A direct investment in an index is not possible.

(2) The Global Low Volatility Composite commenced operations on March 30, 2012. The Global Low Volatility Composite includes all of the Adviser’s discretionary institutional and mutual fund accounts (including sub-advisory relationships) with substantially similar investment policies, strategies, and objectives that have been managed by the Adviser for at least one full month.

156	HISTORICAL PERFORMANCE FOR SIMILAR ACCOUNTS

Financial Highlights–Investor Class of Shares (For a share outstanding throughout each period)

The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions. Because the Disciplined International Equity and Global Long/Short Equity Funds recently commenced operations, financial highlights are not available at this time. Information will be included in the Funds’ first report to shareholders.

The information for the fiscal years ended August 31, 2011, 2012, 2013, 2014 and 2015 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2015, which is available free of charge from the Funds.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment Income (Loss)(2)
Large-Cap Value Fund
2015	$17.04	$0.13	$(0.22)	$(0.09)	$(0.10)	$(1.62)	$(1.72)	$15.23	(0.70)%	1.22%	1.21%	0.80%	$156,840	72%
2014	14.54	0.11	3.57	3.68	(0.12)	(1.06)	(1.18)	17.04	26.47	1.23	1.23	0.70	131,012	68
2013(3)	12.21	0.13	2.37	2.50	(0.17)	—	(0.17)	14.54	20.65	1.27	1.24	1.00	111,769	71
2012(3)	10.62	0.12	1.57	1.69	(0.10)	—	(0.10)	12.21	16.04	1.30	1.24	1.10	76,786	127
2011(3)	9.27	0.09	1.31	1.40	(0.05)	—	(0.05)	10.62	15.15	1.29	1.24	0.78	67,845	55
Large-Cap Growth Fund
2015	17.94	(0.01)	0.93	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	161,918	94
2014	15.08	0.01	4.34	4.35	(0.04)	(1.45)	(1.49)	17.94	30.33	1.24	1.24	0.03	97,738	67
2013(3)	14.16	0.06	1.93	1.99	(0.03)	(1.04)	(1.07)	15.08	15.07	1.25	1.24	0.37	92,037	100
2012(3)	11.97	0.01	2.18	2.19	—	—	—	14.16	18.30	1.29	1.24	0.11	103,385	185
2011(3)	9.90	(0.02)	2.10	2.08	(0.01)	—	(0.01)	11.97	20.99	1.29	1.24	(0.14)	80,508	113
Mid-Cap Value Fund
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22	1.22	0.19	178,631	27
2014	16.24	0.04	3.64	3.68	(0.06)	(2.20)	(2.26)	17.66	24.65	1.20	1.20	0.23	189,016	30
2013(3)	13.24	0.08	3.62	3.70	(0.08)	(0.62)	(0.70)	16.24	29.23	1.22	1.22	0.51	191,459	48
2012(3)	11.93	0.09	1.27	1.36	(0.05)	—	(0.05)	13.24	11.47	1.25	1.23	0.69	132,283	31
2011(3)	10.30	0.06	1.63	1.69	(0.06)	—	(0.06)	11.93	16.35	1.26	1.24	0.47	131,209	37
Mid-Cap Growth Fund
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25	1.24	(0.52)	125,019	53
2014	22.94	(0.14)	4.19	4.05	—	(3.06)	(3.06)	23.93	19.16	1.22	1.22	(0.61)	121,928	57
2013(3)	20.11	(0.11)	4.21	4.10	—	(1.27)	(1.27)	22.94	21.40	1.22	1.22	(0.49)	107,410	58
2012(3)	17.78	(0.10)	2.43	2.33	—	—	—	20.11	13.10	1.25	1.24	(0.52)	95,884	69
2011(3)	14.42	(0.04)	3.40	3.36	—	—	—	17.78	23.30	1.30	1.23	(0.21)	92,911	79

FINANCIAL HIGHLIGHTS	157

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment Income (Loss)(2)
Small-Cap Growth Fund
2015	$22.31	$(0.14)	$(0.27)	$(0.41)	$—	$(3.79)	$(3.79)	$18.11	(1.56)%	1.40%	1.40%	(0.61)%	$307,052	59%
2014	22.21	(0.08)	3.12	3.04	—	(2.94)	(2.94)	22.31	14.44	1.40	1.40	(0.36)	431,093	82
2013(3)	18.12	(0.17)	5.59	5.42	—	(1.33)	(1.33)	22.21	31.90	1.41	1.41	(0.87)	412,282	76
2012(3)	17.49	(0.15)	1.89	1.74	—	(1.11)	(1.11)	18.12	10.19	1.46	1.44	(0.83)	331,307	85
2011(3)	14.03	(0.14)	3.60	3.46	—	—	—	17.49	24.66	1.46	1.44	(0.90)	335,200	101
Pyrford International Stock Fund
2015(3)	13.11	0.23	(1.52)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.02	91,700	9
2014(3)	12.07	0.36	1.27	1.63	(0.56)	(0.03)	(0.59)	13.11	13.69	1.27	1.24	3.12	81,352	6
2013(3)	10.76	0.24	1.35	1.59	(0.23)	(0.05)	(0.28)	12.07	14.98	1.34	1.24	2.23	51,265	15
2012(3)(7)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	1.39	1.24	3.55	39,938	13
Ultra Short Tax-Free Fund
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25	0.60	0.55	0.34	64,333	57
2014	10.04	0.06	0.05	0.11	(0.06)	(0.00)	(0.06)	10.09	1.10	0.59	0.55	0.57	67,617	86
2013	10.09	0.07	(0.04)	0.03	(0.08)	(0.00)	(0.08)	10.04	0.26	0.57	0.55	0.72	99,168	71
2012(3)	10.06	0.11	0.03	0.14	(0.11)	(0.00)	(0.11)	10.09	1.41	0.62	0.55	1.06	107,582	128
2011(3)	10.07	0.14	(0.01)	0.13	(0.14)	(0.00)	(0.14)	10.06	1.33	0.65	0.55	1.41	55,069	148
Short Tax-Free Fund
2015	10.20	0.12	(0.00)	0.12	(0.12)	__	(0.12)	10.20	1.21	0.83	0.55	1.18	24,689	50
2014	9.95	0.13	0.25	0.38	(0.13)	—	(0.13)	10.20	3.86	0.87	0.55	1.30	25,442	69
2013(3)(9)	10.00	0.08	(0.05)	0.03	(0.08)	—	(0.08)	9.95	0.34	1.06	0.55	1.17	15,240	74
Short-Term Income Fund
2015	9.40	0.09	(0.05)	0.04	(0.11)	__	(0.11)	9.33	0.43	0.69	0.60	1.02	67,376	29
2014	9.37	0.10	0.04	0.14	(0.11)	—	(0.11)	9.40	1.55	0.68	0.60	1.11	77,006	43
2013(3)	9.47	0.14	(0.09)	0.05	(0.15)	—	(0.15)	9.37	0.55	0.68	0.60	1.45	111,792	51
2012(3)	9.32	0.18	0.15	0.33	(0.18)	—	(0.18)	9.47	3.62	0.72	0.60	1.89	90,098	63
2011(3)	9.30	0.25	(0.00)	0.25	(0.23)	—	(0.23)	9.32	2.59	0.78	0.60	2.65	64,882	114
Intermediate Tax-Free Fund
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57	0.55	2.23	1,250,815	26
2014	10.66	0.28	0.59	0.87	(0.28)	(0.00)	(0.28)	11.25	8.29	0.61	0.55	2.58	1,003,132	35
2013(3)	11.30	0.28	(0.57)	(0.29)	(0.28)	(0.07)	(0.35)	10.66	(2.67)	0.61	0.55	2.51	844,129	39
2012(3)	10.75	0.34	0.55	0.89	(0.33)	(0.01)	(0.34)	11.30	8.41	0.70	0.55	3.02	730,555	53
2011(3)	10.87	0.36	(0.09)	0.27	(0.36)	(0.03)	(0.39)	10.75	2.65	0.88	0.55	3.44	385,220	59
Mortgage Income Fund
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	94,380	44
2014	9.17	0.20	0.24	0.44	(0.25)	—	(0.25)	9.36	4.87	0.92	0.80	2.21	105,888	129
2013(3)	9.77	0.11	(0.38)	(0.27)	(0.22)	(0.11)	(0.33)	9.17	(2.81)	0.88	0.80	1.33	138,914	307
2012(3)	10.04	0.18	0.22	0.40	(0.27)	(0.40)	(0.67)	9.77	4.23	0.93	0.80	1.91	177,442	355
2011(3)	10.09	0.21	0.25	0.46	(0.21)	(0.30)	(0.51)	10.04	4.72	0.93	0.80	2.08	204,664	717

158	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment Income (Loss)(2)
TCH Corporate Income Fund
2015	$13.09	$0.36	$(0.71)	$(0.35)	$(0.36)	$(0.05)	$(0.41)	$12.33	(2.73)%	0.70%	0.59%	2.83%	$137,987	26%
2014	12.39	0.44	0.91	1.35	(0.44)	(0.21)	(0.65)	13.09	11.20	0.74	0.59	3.32	78,347	25
2013(3)	13.05	0.41	(0.34)	0.07	(0.43)	(0.30)	(0.73)	12.39	0.40	0.75	0.65	3.20	35,860	123
2012(3)	12.36	0.47	0.83	1.30	(0.49)	(0.12)	(0.61)	13.05	10.82	0.80	0.79	3.55	47,507	79
2011(3)	12.48	0.49	0.18	0.67	(0.51)	(0.28)	(0.79)	12.36	5.60	0.88	0.80	3.95	17,542	48
TCH Core Plus Bond Fund
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58	0.58	2.69	602,588	25
2014	11.32	0.31	0.66	0.97	(0.32)	(0.02)	(0.34)	11.95	8.68	0.62	0.59	2.66	517,753	44
2013(3)	11.90	0.30	(0.30)	0.00	(0.30)	(0.28)	(0.58)	11.32	(0.18)	0.68	0.61	2.26	463,851	101
2012(3)	11.41	0.40	0.61	1.01	(0.44)	(0.08)	(0.52)	11.90	9.23	0.77	0.77	3.43	94,648	84
2011(3)	11.44	0.46	0.22	0.68	(0.48)	(0.23)	(0.71)	11.41	6.18	0.84	0.80	4.03	62,121	48
Government Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.53	0.08	0.01	101,593	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.54	0.07	0.01	105,267	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.13	0.01	133,255	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.56	0.16	0.01	101,548	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.21	0.01	256,327	—
Tax-Free Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.16	0.01	142,052	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.20	0.01	131,175	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.30	0.01	121,613	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.54	0.43	0.03	160,882	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.07	0.54	0.44	0.06	243,833	—
Prime Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.19	0.01	1,296,633	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.18	0.01	1,356,875	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.27	0.01	1,423,007	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.38	0.01	1,288,067	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.46	0.38	0.01	1,401,557	—

(1)	Based on net asset value as of end of period date.

(2)The	contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued its redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(7)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

(8)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.

(9)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.

(10)	Represents less than 0.005%.

FINANCIAL HIGHLIGHTS	159

Financial Highlights–Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Low Volatility Equity Fund
2015	$13.22	$0.20	$0.53	$0.73	$(0.21)	$(0.90)	$(1.11)	$12.84	5.56%	0.87%	0.65%	1.52%	$76,792	47%
2014	11.28	0.18	2.05	2.23	(0.18)	(0.11)	(0.29)	13.22	19.97	0.89	0.65	1.49	57,421	47
2013(3)(10)	10.00	0.10	1.25	1.35	(0.07)	—	(0.07)	11.28	13.47	1.28	0.65	1.79	41,009	101
Dividend Income Fund
2015	14.32	0.35	(0.77)	(0.42)	(0.36)	(0.92)	(1.28)	12.62	(3.38)	0.80	0.65	2.50	45,554	46
2014	12.27	0.32	2.51	2.83	(0.31)	(0.47)	(0.78)	14.32	23.87	0.80	0.65	2.43	55,387	45
2013(3)	10.80	0.33	1.46	1.79	(0.32)	—	(0.32)	12.27	16.78	0.81	0.65	2.79	50,393	25
2012(3)(9)	10.00	0.19	0.76	0.95	(0.15)	—	(0.15)	10.80	9.50	0.90	0.65	2.76	46,959	18
Large-Cap Value Fund
2015	17.06	0.18	(0.23)	(0.05)	(0.13)	(1.62)	(1.75)	15.26	(0.45)	0.97	0.96	1.04	94,439	72
2014	14.56	0.16	3.56	3.72	(0.16)	(1.06)	(1.22)	17.06	26.74	0.98	0.98	0.95	119,263	68
2013(3)	12.24	0.17	2.37	2.54	(0.22)	—	(0.22)	14.56	20.95	1.02	0.99	1.24	101,834	71
2012(3)	10.65	0.16	1.56	1.72	(0.13)	—	(0.13)	12.24	16.32	1.05	0.99	1.36	72,633	127
2011(3)	9.28	0.11	1.32	1.43	(0.06)	—	(0.06)	10.65	15.47	1.04	0.99	1.03	78,877	55
Large-Cap Growth Fund
2015	18.06	0.07	0.90	0.97	(0.04)	(2.60)	(2.64)	16.39	5.85	0.98	0.96	0.29	72,958	94
2014	15.18	0.06	4.36	4.42	(0.09)	(1.45)	(1.54)	18.06	30.63	0.99	0.99	0.28	130,948	67
2013(3)	14.24	0.08	1.96	2.04	(0.06)	(1.04)	(1.10)	15.18	15.46	1.00	0.99	0.58	122,689	100
2012(3)	12.02	0.05	2.17	2.22	—	—	—	14.24	18.47	1.04	0.99	0.35	89,138	185
2011(3)	9.94	0.01	2.11	2.12	(0.04)	—	(0.04)	12.02	21.33	1.04	0.99	0.11	103,598	113
Mid-Cap Value Fund
2015	17.63	0.08	(0.60)	(0.52)	(0.04)	(2.06)	(2.10)	15.01	(3.29)	0.97	0.97	0.43	99,160	27
2014	16.23	0.08	3.64	3.72	(0.12)	(2.20)	(2.32)	17.63	24.96	0.95	0.95	0.49	145,606	30
2013(3)	13.23	0.12	3.61	3.73	(0.11)	(0.62)	(0.73)	16.23	29.58	0.97	0.97	0.77	122,818	48
2012(3)	11.93	0.12	1.27	1.39	(0.09)	—	(0.09)	13.23	11.71	1.00	0.98	0.94	103,596	31
2011(3)	10.29	0.09	1.63	1.72	(0.08)	—	(0.08)	11.93	16.72	1.01	0.99	0.71	108,425	37
Mid-Cap Growth Fund
2015	24.37	(0.08)	(0.55)	(0.63)	—	(3.23)	(3.23)	20.51	(2.61)	1.00	0.99	(0.26)	82,768	53
2014	23.26	(0.09)	4.26	4.17	—	(3.06)	(3.06)	24.37	19.43	0.97	0.97	(0.36)	144,807	57
2013(3)	20.32	(0.05)	4.26	4.21	—	(1.27)	(1.27)	23.26	21.74	0.97	0.97	(0.24)	142,302	58
2012(3)	17.93	(0.06)	2.45	2.39	—	—	—	20.32	13.33	1.00	0.99	(0.27)	131,501	69
2011(3)	14.50	0.02	3.41	3.43	—	—	—	17.93	23.66	0.98	0.98	0.10	161,539	79
Small-Cap Value Fund
2015	14.50	(0.01)	(0.84)	(0.85)	—	(0.81)	(0.81)	12.84	(5.99)	1.21	0.99	(0.14)	19,186	53
2014	13.62	0.01	2.25	2.26	—	(1.38)	(1.38)	14.50	17.68	1.15	0.99	0.04	16,369	43
2013(3)	10.51	0.09	3.35	3.44	(0.09)	(0.24)	(0.33)	13.62	33.49	1.26	0.99	0.48	13,404	74
2012(3)	9.26	0.03	1.22	1.25	—	—	—	10.51	13.50	1.50	0.99	0.34	4,135	58
2011(3)(8)	10.00	0.00	(0.74)	(0.74)	—	—	—	9.26	(7.40)	1.56	0.99	0.04	2,814	21

160	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)					Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses		Net Expenses(2)		Net Investment Income (Loss)(2)
Small-Cap Core Fund
2015	$10.40	$0.02	$0.03	$0.05	$—	$—	$—	$10.45	0.48%	4.77%		0.90%		0.17%	$3,632	64%
2014(13)	10.00	0.00	0.40	0.40	—	—	—	10.40	4.00	6.75		0.90		(0.03)	3,030	43
Small-Cap Growth Fund
2015	22.75	(0.07)	(0.29)	(0.36)	—	(3.79)	(3.79)	18.60	(1.27)	1.15		1.15		(0.35)	339,016	59
2014	22.55	(0.02)	3.16	3.14	—	(2.94)	(2.94)	22.75	14.69	1.15		1.15		(0.09)	363,988	82
2013(3)	18.33	(0.12)	5.67	5.55	—	(1.33)	(1.33)	22.55	32.26	1.16		1.16		(0.62)	297,065	76
2012(3)	17.65	(0.09)	1.88	1.79	—	(1.11)	(1.11)	18.33	10.39	1.21		1.19		(0.59)	224,964	85
2011(3)	14.12	(0.11)	3.64	3.53	—	—	—	17.65	25.00	1.21		1.19		(0.56)	193,655	101
Global Low Volatility Equity Fund
2015(3)	11.50	0.25	(0.26)	(0.01)	(0.10)	(0.05)	(0.15)	11.34	(0.08)	5.51		0.85		2.16	4,144	31
2014(3)(12)	10.00	0.07	1.43	1.50	—	—	—	11.50	15.00	13.27		0.85		1.76	3,947	29
Pyrford International Stock Fund
2015(3)	13.14	0.22	(1.48)	(1.26)	(0.10)	—	(0.10)	11.78	(9.63)	1.03		0.99		2.52	626,232	9
2014(3)	12.10	0.39	1.27	1.66	(0.59)	(0.03)	(0.62)	13.14	14.00	1.02		0.99		3.32	272,486	6
2013(3)	10.78	0.22	1.40	1.62	(0.25)	(0.05)	(0.30)	12.10	15.29	1.09		0.99		2.63	159,985	15
2012(3)(9)	10.00	0.24	0.54	0.78	—	—	—	10.78	7.80	1.14		0.99		3.83	77,791	13
LGM Emerging Markets Equity Fund
2015(3)	14.33	0.16	(2.13)	(1.97)	(0.20)	—	(0.20)	12.16	(13.88)	1.34		1.15		1.15	85,034	25
2014(3)	12.61	0.23	1.71	1.94	(0.22)	—	(0.22)	14.33	15.57	1.30		1.15		1.89	111,807	38
2013(3)	13.69	0.26	(0.34)	(0.08)	(0.20)	(0.80)	(1.00)	12.61	(1.00)	1.40		1.15		2.41	84.760	29
2012(3)	15.86	0.37	(1.17)	(0.80)	(0.45)	(0.92)	(1.37)	13.69	(4.79)	1.70		1.18		2.15	42,949	83
2011(3)	16.21	0.09	0.90	0.99	(0.49)	(0.85)	(1.34)	15.86	5.32	1.61		1.25		0.85	37,164	34
TCH Emerging Markets Bond Fund
2015(3)	11.16	0.51	(0.96)	(0.45)	(0.49)	(0.32)	(0.81)	9.90	(4.04)	2.96		0.85		4.96	3,812	60
2014(3)(12)	10.00	0.44	0.84	1.28	(0.12)	—	(0.12)	11.16	12.89	2.85		0.85		4.52	3,961	72
Alternative Strategies Fund
2015(3)(14)	10.00	(0.08)	0.50	0.42	—	—	—	10.42	4.20	4.69	(15)	2.47	(15)	(1.11)	34,261	119
Ultra Short Tax-Free Fund
2015	10.09	0.06	(0.01)	0.05	(0.06)	—	(0.06)	10.08	0.50	0.35		0.30		0.59	702,324	57
2014	10.04	0.09	0.05	0.14	(0.09)	(0.00)	(0.09)	10.09	1.35	0.34		0.30		0.82	663,538	86
2013	10.09	0.10	(0.05)	0.05	(0.10)	(0.00)	(0.10)	10.04	0.51	0.32		0.30		0.97	739,246	71
2012(3)	10.06	0.14	0.03	0.17	(0.14)	(0.00)	(0.14)	10.09	1.66	0.37		0.30		1.32	682,788	128
2011(3)	10.07	0.17	(0.01)	0.16	(0.17)	(0.00)	(0.17)	10.06	1.58	0.40		0.30		1.64	368,540	148
Short Tax-Free Fund
2015	10.21	0.14	(0.01)	0.13	(0.14)	—	(0.14)	10.20	1.26	0.58		0.40		1.32	105,734	50
2014	9.95	0.15	0.26	0.41	(0.15)	—	(0.15)	10.21	4.12	0.62		0.40		1.45	78,050	69
2013(3)(11)	10.00	0.10	(0.05)	0.05	(0.10)	—	(0.10)	9.95	0.45	0.81		0.40		1.33	34,138	74

FINANCIAL HIGHLIGHTS	161

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Short-Term Income Fund
2015	$9.42	$0.12	$(0.06)	$0.06	$(0.13)	$—	$(0.13)	$9.35	0.69%	0.44%	0.35%	1.24%	$263,894	29%
2014	9.39	0.13	0.04	0.17	(0.14)	—	(0.14)	9.42	1.80	0.43	0.35	1.35	142,526	43
2013(3)	9.48	0.16	(0.07)	0.09	(0.18)	—	(0.18)	9.39	0.91	0.43	0.35	1.70	117,378	51
2012(3)	9.32	0.20	0.17	0.37	(0.21)	—	(0.21)	9.48	3.99	0.47	0.35	2.16	101,182	63
2011(3)	9.31	0.26	(0.01)	0.25	(0.24)	—	(0.24)	9.32	2.73	0.52	0.35	2.93	86,591	114
Intermediate Tax-Free Fund
2015	11.25	0.28	0.01	0.29	(0.28)	—	(0.28)	11.26	2.60	0.32	0.32	2.46	559,937	26
2014	10.66	0.31	0.59	0.90	(0.31)	(0.00)	(0.31)	11.25	8.50	0.36	0.36	2.77	396,291	35
2013(3)	11.29	0.30	(0.56)	(0.26)	(0.30)	(0.07)	(0.37)	10.66	(2.40)	0.36	0.36	2.70	352,883	39
2012(3)	10.75	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	11.29	8.41	0.45	0.45	3.10	345,109	55
2011(3)(7)	10.37	0.25	0.38	0.63	(0.25)	—	(0.25)	10.75	6.17	0.56	0.50	3.54	166,269	59
Mortgage Income Fund
2015	9.35	0.24	0.01	0.25	(0.29)	—	(0.29)	9.31	2.70	0.68	0.55	2.61	22,981	44
2014	9.16	0.23	0.23	0.46	(0.27)	—	(0.27)	9.35	5.13	0.67	0.55	2.45	28,473	129
2013(3)	9.76	0.15	(0.39)	(0.24)	(0.25)	(0.11)	(0.36)	9.16	(2.57)	0.63	0.55	1.57	35,880	307
2012(3)	10.03	0.21	0.22	0.43	(0.30)	(0.40)	(0.70)	9.76	4.49	0.68	0.55	2.16	41,528	355
2011(3)	10.08	0.24	0.24	0.48	(0.23)	(0.30)	(0.53)	10.03	4.99	0.67	0.55	2.33	47,101	717
TCH Intermediate Income Fund
2015	10.64	0.21	(0.28)	(0.07)	(0.23)	—	(0.23)	10.34	(0.64)	0.65	0.55	2.03	77,809	58
2014	10.28	0.21	0.36	0.57	(0.21)	—	(0.21)	10.64	5.63	0.65	0.55	2.03	110,824	118
2013(3)	10.51	0.15	(0.23)	(0.08)	(0.15)	—	(0.15)	10.28	(0.74)	0.64	0.55	1.45	95,908	248
2012(3)	10.12	0.20	0.40	0.60	(0.21)	—	(0.21)	10.51	5.99	0.67	0.55	1.99	113,933	190
2011(3)	9.90	0.20	0.21	0.41	(0.19)	—	(0.19)	10.12	4.22	0.68	0.55	2.03	102,730	445
TCH Corporate Income Fund
2015	13.07	0.38	(0.70)	(0.32)	(0.38)	(0.05)	(0.43)	12.32	(2.53)	0.45	0.45	2.97	162,107	26
2014	12.37	0.45	0.91	1.36	(0.45)	(0.21)	(0.66)	13.07	11.32	0.49	0.49	3.50	121,773	25
2013(3)	13.03	0.44	(0.35)	0.09	(0.45)	(0.30)	(0.75)	12.37	0.54	0.50	0.50	3.36	93,490	123
2012(3)	12.35	0.49	0.83	1.32	(0.52)	(0.12)	(0.64)	13.03	11.02	0.55	0.54	3.88	91,611	79
2011(3)	12.48	0.52	0.17	0.69	(0.54)	(0.28)	(0.82)	12.35	5.77	0.63	0.55	4.18	76,263	48
TCH Core Plus Bond Fund
2015	11.94	0.34	(0.45)	(0.11)	(0.35)	(0.06)	(0.41)	11.42	(0.96)	0.33	0.33	2.94	472,576	25
2014	11.32	0.33	0.65	0.98	(0.34)	(0.02)	(0.36)	11.94	8.82	0.37	0.37	2.89	422,941	44
2013(3)	11.90	0.32	(0.29)	0.03	(0.33)	(0.28)	(0.61)	11.32	0.09	0.43	0.43	2.44	321,051	101
2012(3)	11.41	0.43	0.61	1.04	(0.47)	(0.08)	(0.55)	11.90	9.41	0.52	0.52	3.68	63,697	84
2011(3)	11.44	0.49	0.21	0.70	(0.50)	(0.23)	(0.73)	11.41	6.45	0.59	0.55	4.28	47,398	48
Monegy High Yield Bond
2015	10.44	0.54	(0.79)	(0.25)	(0.54)	(0.24)	(0.78)	9.41	(2.46)	0.96	0.65	5.46	30,173	46
2014	10.32	0.58	0.26	0.84	(0.58)	(0.14)	(0.72)	10.44	8.32	0.85	0.65	5.53	37,307	42
2013(3)	10.32	0.59	0.00	0.59	(0.59)	(0.00)	(0.59)	10.32	5.80	0.83	0.65	5.61	49,722	34
2012(3)(9)	10.00	0.37	0.32	0.69	(0.37)	—	(0.37)	10.32	7.00	0.85	0.65	5.54	48,574	16

162	FINANCIAL HIGHLIGHTS

Period ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Government Money Market Fund
2015	$1.00	$0.00	$0.00	$0.00	$(0.00)	$(0.00)	$(0.00)	$1.00	0.01%	0.28%	0.08%	0.01%	$467,294	—%
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.29	0.07	0.01	427,913	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.30	0.13	0.01	431,677	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.31	0.16	0.01	334,571	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.30	0.17	0.04	244,082	—
Tax-Free Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.28	0.16	0.01	515,005	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.28	0.19	0.02	453,901	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.13	0.28	0.20	0.11	696,785	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.27	0.29	0.20	0.25	582,585	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.31	0.28	0.20	0.30	613,935	—
Prime Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.20	0.18	0.01	2,576,245	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.20	0.18	0.01	1,968,436	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.08	0.21	0.20	0.08	2,590,312	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.20	0.21	0.20	0.19	1,934,167	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.19	0.21	0.20	0.19	2,164,483	—

(1)	Based on net asset value as of end of period date.

(2)The	contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued its redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Represents less than 0.5%.

(7)	Reflects operations for the period from December 27, 2010 (inception date) to August 31, 2011.

(8)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.

(9)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

(10)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.

(11)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.

(12)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014
(13)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

(14)	Computed using the average shares method.

(15)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.

(16)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 4.17% and 1.95%, respectively.

FINANCIAL HIGHLIGHTS	163

Financial Highlights–Advisor Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Low Volatility Equity Fund
2015	$13.20	$0.14	$0.55	$0.69	$(0.18)	$(0.90)	$(1.08)	$12.81	5.22%	1.12%	0.90%	1.12%	$1,162	47%
2014(6)	12.74	0.04	0.47	0.51	(0.05)	—	(0.05)	13.20	4.03	1.02	0.90	1.17	26	47
Dividend Income Fund
2015	14.29	0.31	(0.76)	(0.45)	(0.33)	(0.92)	(1.25)	12.59	(3.63)	1.05	0.90	2.16	74,254	46
2014(6)	13.57	0.08	0.71	0.79	(0.07)	—	(0.07)	14.29	5.84	1.08	0.90	2.09	26	45
Large-Cap Value Fund
2015	17.04	0.13	(0.22)	(0.09)	(0.10)	(1.62)	(1.72)	15.23	(0.70)	1.22	1.21	0.80	28	72
2014(6)	16.23	0.04	0.82	0.86	(0.05)	—	(0.05)	17.04	5.32	1.23	1.23	0.83	27	68
Large-Cap Growth Fund
2015	17.94	0.00	0.92	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	37	94
2014(6)	16.81	0.01	1.12	1.13	—	—	—	17.94	6.72	1.24	1.24	0.17	26	67
Mid-Cap Value Fund
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22	1.22	0.19	26	27
2014(6)	16.61	0.01	1.04	1.05	—	—	—	17.66	6.32	1.20	1.20	0.31	27	30
Mid-Cap Growth Fund
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25	1.24	(0.52)	28	53
2014(6)	22.89	(0.04)	1.08	1.04	—	—	—	23.93	4.54	1.24	1.24	(0.63)	26	57
Small-Cap Value Fund
2015	14.40	(0.02)	(0.85)	(0.87)	—	(0.81)	(0.81)	12.72	(6.18)	1.46	1.24	(0.46)	72,822	53
2014(6)	13.99	(0.01)	0.42	0.41	—	—	—	14.40	2.93	1.46	1.24	(0.14)	26	43
Small-Cap Core Fund
2015	10.38	(0.01)	0.04	0.03	—	—	—	10.41	0.29	5.02	1.15	(0.28)	629	64
2014(6)	10.08	(0.01)	0.31	0.30	—	—	—	10.38	2.98	4.82	1.15	(0.30)	26	43
Global Low Volatility Equity Fund
2015(3)	11.47	0.14	(0.17)	(0.03)	(0.08)	(0.05)	(0.13)	11.31	(0.28)	5.76	1.10	2.38	142	31
2014(3)(6)	11.12	0.05	0.30	0.35	—	—	—	11.47	3.15	11.55	1.10	1.53	26	29
Pyrford International Stock Fund
2015(3)	13.11	0.05	(1.34)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.79	817	9
2014(3)(6)	13.13	0.07	(0.09)	(0.02)	—	—	—	13.11	(0.15)	1.28	1.24	1.95	25	6
LGM Emerging Markets Equity Fund
2015(3)	14.30	0.08	(2.09)	(2.01)	(0.17)	—	(0.17)	12.12	(14.18)	1.59	1.40	2.01	63,966	25
2014(3)(6)	13.69	0.08	0.53	0.61	—	—	—	14.30	4.46	1.66	1.40	2.05	26	38
TCH Emerging Markets Bond Fund
2015(3)	11.14	0.34	(0.79)	(0.45)	(0.48)	(0.32)	(0.80)	9.89	(4.11)	3.21	1.00	4.94	3,882	60
2014(3)(6)	10.80	0.12	0.22	0.34	—	—	—	11.14	3.15	2.42	1.00	4.26	26	72

164	FINANCIAL HIGHLIGHTS

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)						Net Assets, End of Period (000 Omitted)		Portfolio Turnover Rate(4)
										Gross Expenses		Net Expenses(2)		Net Investment Income (Loss)(2)
Alternative Strategies Fund
2015(3)(8)	$10.00	$(0.06)	$0.46	$0.40	$—	$—	$—	$10.40	4.00%	4.94	(9) %	2.72	(9) %	(1.07	) %	$1,011		119%
Ultra Short Tax-Free Fund
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25	0.60		0.55		0.34		25		57
2014(6)	10.09	0.01	0.00	0.01	(0.01)	—	(0.01)	10.09	0.13	0.59		0.55		0.50		25		86
Short Tax-Free Fund
2015	10.20	0.12	(0.00)	0.12	(0.12)	—	(0.12)	10.20	1.21	0.83		0.55		1.15		453		50
2014(6)	10.17	0.03	0.03	0.06	(0.03)	—	(0.03)	10.20	0.64	0.83		0.55		1.29		25		69
Short-Term Income Fund
2015	9.40	0.09	(0.05)	0.04	(0.11)	—	(0.11)	9.33	0.43	0.69		0.60		1.02		25		29
2014(6)	9.42	0.02	(0.01)	0.01	(0.03)	—	(0.03)	9.40	0.10	0.71		0.60		1.10		25		43
Intermediate Tax-Free Fund
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57		0.55		2.24		2,095		26
2014(6)	11.16	0.07	0.09	0.16	(0.07)	—	(0.07)	11.25	1.46	0.60		0.55		2.41		2,044		35
Mortgage Income Fund
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93		0.80		2.36		26		44
2014(6)	9.35	0.03	0.05	0.08	(0.07)	—	(0.07)	9.36	0.86	0.94		0.80		2.38		25		129
TCH Intermediate Income Fund
2015	10.65	0.20	(0.29)	(0.09)	(0.21)	—	(0.21)	10.35	(0.89)	0.90		0.80		2.01		2015		10.65
2014(6)	10.61	0.05	0.04	0.09	(0.05)	—	(0.05)	10.65	0.88	0.90		0.80		1.90		2014	(6)	10.61
TCH Corporate Income Fund
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)	0.70		0.59		2.83		25		26
2014(6)	12.93	0.09	0.17	0.26	(0.10)	—	(0.10)	13.09	2.02	0.72		0.59		2.92		25		25
TCH Core Plus Bond Fund
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58		0.58		2.71		312		25
2014(6)	11.82	0.08	0.14	0.22	(0.09)	—	(0.09)	11.95	1.85	0.60		0.59		2.74		25		44
Monegy High Yield Bond Fund
2015	10.44	0.51	(0.79)	(0.28)	(0.51)	(0.24)	(0.75)	9.41	(2.70)	1.21		0.90		5.13		42,843		46
2014(6)	10.52	0.14	(0.08)	0.06	(0.14)	—	(0.14)	10.44	0.58	1.17		0.90		5.09		25		42

(1)	Based on net asset value as of end of period date.

(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

(7)	Represents less than 0.5%.

(8)	Reflects operations for the period from December 15, 2014 (inception date) to August 31, 2015.

(9)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 4.42% and 2.20%, respectively.

FINANCIAL HIGHLIGHTS	165

Financial Highlights–Class R3 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Mid-Cap Value Fund
2015	$17.62	$(0.01)	$(0.59)	$(0.60)	$—	$(2.06)	$(2.06)	$14.96	(3.80)%	1.47%	1.47%	(0.06)%	$25	27%
2014(6)	16.58	0.00	1.04	1.04	—	—	$—	17.62	6.27	1.45	1.45	0.07	26	30
Mid-Cap Growth Fund
2015	24.34	(0.16)	(0.58)	(0.74)	—	(3.23)	(3.23)	20.37	(3.11)	1.50	1.49	(0.77)	25	53
2014(6)	23.30	(0.06)	1.10	1.04	—	—	—	24.34	4.46	1.49	1.49	(0.89)	26	57
Small-Cap Value Fund
2015	14.48	(0.08)	(0.83)	(0.91)	—	(0.81)	(0.81)	12.76	(6.43)	1.71	1.49	(0.62)	24	53
2014(6)	14.07	(0.01)	0.42	0.41	—	—	—	14.48	2.91	1.71	1.49	(0.39)	26	43
Pyrford International Stock Fund
2015(3)	13.12	0.22	(1.54)	(1.32)	(0.06)	—	(0.06)	11.74	(10.06)	1.53	1.49	1.71	22	9
2014(3)(6)	13.15	0.06	(0.09)	(0.03)	—	—	—	13.12	(0.23)	1.53	1.49	1.70	25	6

(1)	Based on net asset value as of end of period date.

(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

166	FINANCIAL HIGHLIGHTS

Financial Highlights – Class R6 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Mid-Cap Value Fund
2015	$17.65	$0.11	$(0.62)	$(0.51)	$(0.05)	$(2.06)	$(2.11)	$15.03	(3.19)%	0.82%	0.82%	0.64%	$8,776	27%
2014(6)	16.58	0.03	1.04	1.07	—	—	—	17.65	6.45	0.80	0.80	0.71	27	30
Mid-Cap Growth Fund
2015	24.38	(0.03)	(0.57)	(0.60)	—	(3.23)	(3.23)	20.55	(2.47)	0.85	0.84	(0.12)	26	53
2014(6)	23.30	(0.02)	1.10	1.08	—	—	—	24.38	4.64	0.84	0.84	(0.24)	26	57
Small-Cap Value Fund
2015	14.50	(0.00)	(0.82)	(0.82)	—	(0.81)	(0.81)	12.87	(5.78)	1.06	0.84	0.01	134	53
2014(6)	14.07	0.01	0.42	0.43	—	—	—	14.50	3.06	1.06	0.84	0.25	26	43
Pyrford International Stock Fund
2015(3)	13.15	0.20	(1.45)	(1.25)	(0.11)	—	(0.11)	11.79	(9.56)	0.88	0.84	3.42	6,560	9
2014(3)(6)	13.15	0.08	(0.08)	0.00	—	—	—	13.15	0.00	0.88	0.84	2.36	25	6

(1)	Based on net asset value as of end of period date.

(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

FINANCIAL HIGHLIGHTS	167

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

Learn more bmofunds.com

The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at www.bmofunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section: Securities and Exchange Commission Washington, D.C. 20549-1520 | publicinfo@sec.gov | 1-202-551-8090

Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

BMO Investment Distributors, LLC Distributor

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2015 BMO Financial Corp. (12/15)	Investment Company Act File No. 811-58433

Target Retirement Funds

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Investor Class (Class Y)	Institutional Class (Class I)	Retirement Class (Class R3)	Retirement Class (Class R6)

BMO Target Retirement Funds
BMO In-Retirement Fund	BTRYX	BTRIX	BTRRX	BTRTX
BMO Target Retirement 2015 Fund	BRTAX	BRTBX	BRTCX	BRTDX
BMO Target Retirement 2020 Fund	BTRDX	BTREX	BTRFX	BTRGX
BMO Target Retirement 2025 Fund	BRTEX	BRTFX	BRTGX	BRTHX
BMO Target Retirement 2030 Fund	BTRHX	BTRJX	BTRKX	BTRLX
BMO Target Retirement 2035 Fund	BRTIX	BRTJX	BRTKX	BRTLX
BMO Target Retirement 2040 Fund	BTRMX	BTRNX	BTRPX	BTRQX
BMO Target Retirement 2045 Fund	BRTMX	BRTOX	BRTPX	BRTQX
BMO Target Retirement 2050 Fund	BTRUX	BTRVX	BTRWX	BTRZX
BMO Target Retirement 2055 Fund	BRTRX	BRTSX	BRTTX	BRTUX

FUND SUMMARY

BMO In-Retirement Fund*

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund has passed its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	1.03%	0.78%	0.78%	0.63%
Acquired (underlying) Fund Fees and Expenses(1)	0.52%	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.55%	1.30%	1.80%	1.15%
Fee Waiver and Expense Reimbursement(2)	(0.70)%	(0.70)%	(0.70)%	(0.70)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.85%	0.60%	1.10%	0.45%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$ 87	$ 61	$ 112	$ 46
3 Years	$ 421	$ 343	$ 498	$ 296
5 Years	$ 778	$ 646	$ 909	$ 565
10 Years	$1,786	$1,506	$2,058	$1,335

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who retired in or around the year 2010 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest no more than 60% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded

BMO TARGET RETIREMENT FUNDS	1

BMO In-Retirement Fund* (cont.)

funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At September 30, 2015, the Fund’s allocation to funds that invest principally in equity securities was approximately 36% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could

2	BMO TARGET RETIREMENT FUNDS

BMO In-Retirement Fund* (cont.)

cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

BMO TARGET RETIREMENT FUNDS	3

BMO In-Retirement Fund* (cont.)

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3, and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2006-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (2.66)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	12.28%
Worst quarter	12/31/2008	(13.03)%

4	BMO TARGET RETIREMENT FUNDS

BMO In-Retirement Fund* (cont.)

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	Since Class I Incep tion (10/25/05)	Since Class Y, R3, and R6 Incep tion (8/30/13)
Class I (Inception 10/25/05)
Return Before Taxes	5.04%	8.03%	5.59%	N.A.
Return After Taxes on Distributions	2.64%	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	3.93%	N.A.	N.A.	N.A.
Class Y (Inception 8/30/13)
Return Before Taxes	4.83%	N.A.	N.A.	8.32%
Class R3 (Inception 8/30/13)
Return Before Taxes	4.53%	N.A.	N.A.	8.03%
Class R6 (Inception 8/30/13)
Return Before Taxes	5.24%	N.A.	N.A.	8.74%
S&P Target Date 2010 Index	4.90%	7.24%	5.39%	7.65%
Lipper Mixed-Asset Target 2010 Funds Index	4.16%	7.02%	5.18%	7.48%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P Target Date 2010 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2010 retirement horizon.

The Lipper Mixed-Asset Target 2010 Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

BMO TARGET RETIREMENT FUNDS	5

BMO In-Retirement Fund* (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

*Formerly,	the BMO Target Retirement 2010 Fund.

6	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2015 Fund

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	4.21%	3.96%	3.96%	3.81%
Acquired (underlying) Fund Fees and Expenses(1)	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	4.76%	4.51%	5.01%	4.36%
Fee Waiver and Expense Reimbursement(2)	(3.88)%	(3.88)%	(3.88)%	(3.88)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.88%	0.63%	1.13%	0.48%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$ 90	$ 64	$ 115	$ 49
3 Years	$1,083	$1,010	$1,156	$ 966
5 Years	$2,082	$1,966	$2,196	$1,895
10 Years	$4,599	$4,395	$4,797	$4,270

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who retired in or around the year 2015 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest no more than 60% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded

BMO TARGET RETIREMENT FUNDS	7

BMO Target Retirement 2015 Fund (cont.)

funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At September 30, 2015, the Fund’s allocation to funds that invest principally in equity securities was approximately 50% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and

substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform

8	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2015 Fund (cont.)

relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in

underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

BMO TARGET RETIREMENT FUNDS	9

BMO Target Retirement 2015 Fund (cont.)

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class I, R3, and R6 shares will vary from the Class Y shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar year 2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class Y shares of the Fund was (3.67)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	4.41%
Worst quarter	9/30/2014	(1.13)%

10	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2015 Fund (cont.)

Average Annual Total Returns through 12/31/14

	1 Year	Since Inception
Class Y (Inception 12/27/13)
Return Before Taxes	6.56%	6.70%
Return After Taxes on Distributions	6.36%	6.50%
Return After Taxes on Distributions and Sale of Fund Shares	3.76%	5.04%
Class I (Inception 12/27/13)
Return Before Taxes	6.84%	6.97%
Class R3 (Inception 12/27/13)
Return Before Taxes	6.31%	6.45%
Class R6 (Inception 12/27/13)
Return Before Taxes	7.03%	7.16%
S&P Target Date 2015 Index	4.96%	5.15%
Lipper Mixed-Asset Target 2015 Funds Index	4.84%	4.98%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class R3, and Class R6 will vary.

The S&P Target Date 2015 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2015 retirement horizon.

The Lipper Mixed-Asset Target 2015 Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RETIREMENT FUNDS	11

BMO Target Retirement 2020 Fund

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	0.59%	0.34%	0.34%	0.19%
Acquired (underlying) Fund Fees and Expenses(1)	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	1.17%	0.92%	1.42%	0.77%
Fee Waiver and Expense Reimbursement(2)	(0.26)%	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.91%	0.66%	1.16%	0.51%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$ 93	$ 67	$ 118	$ 52
3 Years	$ 346	$ 267	$ 424	$220
5 Years	$ 619	$ 484	$ 752	$402
10 Years	$1,397	$1,107	$1,680	$930

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who expects to retire in or around the year 2020 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest no more than 80% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest

12	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2020 Fund (cont.)

principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At the target date (2020), the Fund’s allocation to funds that invest principally in equity securities is anticipated to be approximately 39% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform

BMO TARGET RETIREMENT FUNDS	13

BMO Target Retirement 2020 Fund (cont.)

relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

14	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2020 Fund (cont.)

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3, and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2006-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (4.11)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	15.19%
Worst quarter	12/31/2008	(17.51)%

BMO TARGET RETIREMENT FUNDS	15

BMO Target Retirement 2020 Fund (cont.)

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	Since Class I Inception (12/2/05)	Since Class Y, R3, and R6 Inception (8/30/13)
Class I (Inception 12/2/05)
Return Before Taxes	5.76%	9.74%	5.79%	N.A.
Return After Taxes on Distributions	4.08%	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	4.00%	N.A.	N.A.	N.A.
Class Y (Inception 8/30/13)
Return Before Taxes	5.51%	N.A.	N.A.	10.81%
Class R3 (Inception 8/30/13)
Return Before Taxes	5.29%	N.A.	N.A.	10.56%
Class R6
Return Before Taxes	6.01%	N.A.	N.A.	11.29%
S&P Target Date 2020 Index	5.03%	8.83%	5.69%	9.44%
Lipper Mixed-Asset Target 2020 Funds Index	4.97%	8.44%	5.42%	9.66%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P Target Date 2020 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2020 target retirement horizon.

The Lipper Mixed-Asset Target 2020 Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

16	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2020 Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RETIREMENT FUNDS	17

BMO Target Retirement 2025 Fund

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	1.26%	1.01%	1.01%	0.86%
Acquired (underlying) Fund Fees and Expenses(1)	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.86%	1.61%	2.11%	1.46%
Fee Waiver and Expense Reimbursement(2)	(0.93)%	(0.93)%	(0.93)%	(0.93)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.93%	0.68%	1.18%	0.53%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$95	$69	$120	$54
3 Years	$494	$417	$571	$370
5 Years	$919	$788	$1,048	$709
10 Years	$2,104	$1,832	$2,368	$1,666

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who expects to retire in or around the year 2025 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest no more than 80% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest

18	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2025 Fund (cont.)

principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At the target date (2025), the Fund’s allocation to funds that invest principally in equity securities is anticipated to be approximately 39% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform

BMO TARGET RETIREMENT FUNDS	19

BMO Target Retirement 2025 Fund (cont.)

relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

20	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2025 Fund (cont.)

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class I, R3, and R6 shares will vary from the Class Y shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar year 2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class Y shares of the Fund was (4.69)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	4.59%
Worst quarter	9/30/2014	(1.59)%

BMO TARGET RETIREMENT FUNDS	21

BMO Target Retirement 2025 Fund (cont.)

Average Annual Total Returns through 12/31/14

	1 Year	Since Inception
Class Y (Inception 12/27/13)
Return Before Taxes	6.79%	6.92%
Return After Taxes on Distributions	6.62%	6.75%
Return After Taxes on Distributions and Sale of Fund Shares	3.89%	5.22%
Class I (Inception 12/27/13)
Return Before Taxes	7.20%	7.33%
Class R3 (Inception 12/27/13)
Return Before Taxes	6.61%	6.74%
Class R6 (Inception 12/27/13)
Return Before Taxes	7.25%	7.38%
S&P Target Date 2025 Index	5.05%	5.29%
Lipper Mixed-Asset Target 2025 Funds Index	5.63%	5.86%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class R3, and Class R6 will vary.

The S&P Target Date 2025 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2025 retirement horizon.

The Lipper Mixed-Asset Target 2025 Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers.Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.
Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2030 Fund

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	0.59%	0.34%	0.34%	0.19%
Acquired (underlying) Fund Fees and Expenses(1)	0.62%	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.21%	0.96%	1.46%	0.81%
Fee Waiver and Expense Reimbursement(2)	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	0.74%	1.24%	0.59%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)

BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.37% for Class Y, 0.12% for Class I, 0.62% for Class R3, (0.03)% for Class R6 the amounts shown above through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$101	$76	$126	$60
3 Years	$362	$284	$440	$237
5 Years	$644	$509	$777	$428
10 Years	$1,446	$1,158	$1,727	$981

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who expects to retire in or around the year 2030 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest no more than 90% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest

BMO TARGET RETIREMENT FUNDS	23

BMO Target Retirement 2030 Fund (cont.)

principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At the target date (2030), the Fund’s allocation to funds that invest principally in equity securities is anticipated to be approximately 39% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform

24	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2030 Fund (cont.)

relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

BMO TARGET RETIREMENT FUNDS	25

BMO Target Retirement 2030 Fund (cont.)

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3, and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2006-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (5.04)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	16.73%
Worst quarter	12/31/2008	(20.01)%

26	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2030 Fund (cont.)

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	Since Class I Inception (12/2/05)	Since Class Y, R3, and R6 Inception (8/30/13)
Class I (Inception 12/2/05)
Return Before Taxes	6.14%	10.99%	6.05%	N.A.
Return After Taxes on Distributions	4.96%	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	4.05%	N.A.	N.A.	N.A.
Class Y (Inception 8/30/13)
Return Before Taxes	5.81%	N.A.	N.A.	12.73%
Class R3 (Inception 8/30/13)
Return Before Taxes	5.58%	N.A.	N.A.	12.49%
Class R6 (Inception 8/30/13)
Return Before Taxes	6.30%	N.A.	N.A.	13.21%
S&P Target Date 2030 Index	5.06%	9.95%	5.94%	10.71%
Lipper Mixed-Asset Target 2030 Funds Index	5.31%	9.59%	5.42%	11.75%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P Target Date 2030 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2030 target retirement horizon.

The Lipper Mixed-Asset Target 2030 Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

BMO TARGET RETIREMENT FUNDS	27

BMO Target Retirement 2030 Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2035 Fund

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	1.29%	1.04%	1.04%	0.89%
Acquired (underlying) Fund Fees and Expenses(1)	0.63%	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.92%	1.67%	2.17%	1.52%
Fee Waiver and Expense Reimbursement(2)	(0.92)%	(0.92)%	(0.92)%	(0.92)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	0.75%	1.25%	0.60%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.37% for Class Y, 0.12% for Class I, 0.62% for Class R3, and (0.03)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$102	$77	$127	$61
3 Years	$514	$436	$590	$390
5 Years	$951	$821	$1,080	$742
10 Years	$2,169	$1,899	$2,431	$1,734

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who expects to retire in or around the year 2035 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest no more than 90% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest

BMO TARGET RETIREMENT FUNDS	29

BMO Target Retirement 2035 Fund (cont.)

principally in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At the target date (2035), the Fund’s allocation to funds that invest principally in equity securities is anticipated to be approximately 39% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The

Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

30	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2035 Fund (cont.)

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

BMO TARGET RETIREMENT FUNDS	31

BMO Target Retirement 2035 Fund (cont.)

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class I, R3, and R6 shares will vary from the Class Y shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar year 2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class Y shares of the Fund was (5.56)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	4.95%
Worst quarter	9/30/2014	(1.70)%

32	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2035 Fund (cont.)

Average Annual Total Returns through 12/31/14

	1 Year	Since Inception
Class Y (Inception 12/27/13)
Return Before Taxes	5.91%	6.16%
Return After Taxes on Distributions	5.86%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares	3.36%	4.68%
Class I (Inception 12/27/13)
Return Before Taxes	6.12%	6.36%
Class R3 (Inception 12/27/13)
Return Before Taxes	5.59%	5.84%
Class R6 (Inception 12/27/13)
Return Before Taxes	6.27%	6.52%
S&P Target Date 2035 Index	5.05%	5.36%
Lipper Mixed-Asset Target 2035 Funds Index	5.88%	6.24%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class R3, and Class R6 will vary.

The S&P Target Date 2035 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2035 retirement horizon.

The Lipper Mixed-Asset Target 2035 Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and

Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RETIREMENT FUNDS	33

BMO Target Retirement 2040 Fund

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	0.67%	0.42%	0.42%	0.27%
Acquired (underlying) Fund Fees and Expenses(1)	0.65%	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.32%	1.07%	1.57%	0.92%
Fee Waiver and Expense Reimbursement(2)	(0.31)%	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.01%	0.76%	1.26%	0.61%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.11% for Class I, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$103	$78	$128	$62
3 Years	$388	$310	$465	$262
5 Years	$694	$560	$826	$479
10 Years	$1,563	$1,278	$1,841	$1,103

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who expects to retire in or around the year 2040 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally

34	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2040 Fund (cont.)

in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At the target date (2040), the Fund’s allocation to funds that invest principally in equity securities is anticipated to be approximately 39% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The

Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

BMO TARGET RETIREMENT FUNDS	35

BMO Target Retirement 2040 Fund (cont.)

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities

36	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2040 Fund (cont.)

markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the Fund. On September 1, 2013, the

Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3, and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2006-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (5.70)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	17.49%
Worst quarter	12/31/2008	(21.34)%

BMO TARGET RETIREMENT FUNDS	37

BMO Target Retirement 2040 Fund (cont.)

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	Since Class I Inception (12/1/05)	Since Class Y, R3, and R6 Inception (8/30/13)
Class I (Inception 12/1/05)
Return Before Taxes	6.39%	11.64%	6.33%	N.A.
Return After Taxes on Distributions	5.21%	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	4.27%	N.A.	N.A.	N.A.
Class Y (Inception 8/30/13)
Return Before Taxes	6.14%	N.A.	N.A.	13.86%
Class R3 (Inception 8/30/13)
Return Before Taxes	5.86%	N.A.	N.A.	13.56%
Class R6 (Inception 8/30/13)
Return Before Taxes	6.55%	N.A.	N.A.	14.29%
S&P Target Date 2040 Index	4.99%	10.66%	6.18%	11.64%
Lipper Mixed-Asset Target 2040 Funds Index	5.48%	10.18%	N.A.	12.68%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P Target Date 2040 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2040 target retirement horizon.

The Lipper Mixed-Asset Target 2040 Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

38	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2040 Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RETIREMENT FUNDS	39

BMO Target Retirement 2045 Fund

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	2.14%	1.89%	1.89%	1.74%
Acquired (underlying) Fund Fees and Expenses(1)	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	2.78%	2.53%	3.03%	2.38%
Fee Waiver and Expense Reimbursement(2)	(1.78)%	(1.78)%	(1.78)%	(1.78)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	0.75%	1.25%	0.60%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.11% for Class I, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$102	$77	$127	$61
3 Years	$693	$617	$769	$571
5 Years	$1,311	$1,185	$1,435	$1,108
10 Years	$2,979	$2,731	$3,220	$2,579

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who expects to retire in or around the year 2045 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally in fixed income securities. Fixed income securities in which the

40	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2045 Fund (cont.)

underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At the target date (2045), the Fund’s allocation to funds that invest principally in equity securities is anticipated to be approximately 39% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

BMO TARGET RETIREMENT FUNDS	41

BMO Target Retirement 2045 Fund (cont.)

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities

42	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2045 Fund (cont.)

markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the 2014 calendar year, while the table com-

pares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class I, R3, and R6 shares will vary from the Class Y shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar year 2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class Y shares of the Fund was (5.76)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	4.99%
Worst quarter	9/30/2014	(1.86)%

Average Annual Total Returns through 12/31/14

	1 Year	Since Inception
Class Y (Inception 12/27/13)
Return Before Taxes	7.34%	7.58%
Return After Taxes on Distributions	7.32%	7.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.16%	5.77%
Class I (Inception 12/27/13)
Return Before Taxes	7.67%	7.90%
Class R3 (Inception 12/27/13)
Return Before Taxes	7.07%	7.30%
Class R6 (Inception 12/27/13)
Return Before Taxes	7.82%	8.05%
S&P Target Date 2045 Index	4.89%	5.24%
Lipper Mixed-Asset Target 2045 Funds Index	6.01%	6.43%

BMO TARGET RETIREMENT FUNDS	43

BMO Target Retirement 2045 Fund (cont.)

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class R3, and Class R6 will vary.

The S&P Target Date 2045 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2045 retirement horizon.

The Lipper Mixed-Asset Target 2045 Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2050 Fund

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	0.84%	0.59%	0.59%	0.44%
Acquired (underlying) Fund Fees and Expenses(1)	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.48%	1.23%	1.73%	1.08%
Fee Waiver and Expense Reimbursement(2)	(0.48)%	(0.48)%	(0.48)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	0.75%	1.25%	0.60%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.11% for Class I, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$102	$77	$127	$61
3 Years	$421	$343	$498	$296
5 Years	$762	$629	$894	$549
10 Years	$1,727	$1,446	$2,001	$1,274

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who expects to retire in or around the year 2050 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally

BMO TARGET RETIREMENT FUNDS	45

BMO Target Retirement 2050 Fund (cont.)

in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At the target date (2050), the Fund’s allocation to funds that invest principally in equity securities is anticipated to be approximately 39% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

46	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2050 Fund (cont.)

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding

BMO TARGET RETIREMENT FUNDS	47

BMO Target Retirement 2050 Fund (cont.)

taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies, and restrictions that were, in all material respects,

equivalent to those of the Fund. On September 1, 2013, the Fund’s commencement of operations, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of broad measures of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3, and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2006-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (5.59)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	17.44%
Worst quarter	12/31/2008	(21.19)%

48	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2050 Fund (cont.)

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	Since Class I Inception (12/19/05)	Since Class Y, R3, and R6 Inception (8/30/13)
Class I (Inception 12/19/05)
Return Before Taxes	6.35%	11.61%	6.32%	N.A.
Return After Taxes on Distributions	5.13%	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	4.12%	N.A.	N.A.	N.A.
Class Y (Inception 8/30/13)
Return Before Taxes	6.04%	N.A.	N.A.	13.77%
Class R3 (Inception 8/30/13)
Return Before Taxes	5.83%	N.A.	N.A.	13.53%
Class R6 (Inception 8/30/13)
Return Before Taxes	6.52%	N.A.	N.A.	14.25%
S&P Target Date 2050 Index	5.68%	N.A.	N.A.	10.79%
Lipper Mixed-Asset Target 2050+ Funds Index	4.32%	10.56%	N.A.	11.96%
Russell 3000® Index	12.56%	15.63%	8.03%	19.40%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P Target Date 2050 Index is designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate 2050 target retirement horizon.

The Lipper Mixed-Asset Target 2050+ Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies based on market capitalization, and it measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

BMO TARGET RETIREMENT FUNDS	49

BMO Target Retirement 2050 Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2055 Fund

Investment Objective:

To achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) fees	None	None	0.50%	None
Other Expenses	6.91%	6.66%	6.66%	6.51%
Acquired (underlying) Fund Fees and Expenses(1)	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	7.55%	7.30%	7.80%	7.15%
Fee Waiver and Expense Reimbursement(2)	(6.55)%	(6.55)%	(6.55)%	(6.55)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	0.75%	1.25%	0.60%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.36% for Class Y, 0.11% for Class I, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$ 102	$ 77	$ 127	$ 61
3 Years	$1,633	$1,564	$1,701	$1,522
5 Years	$3,086	$2,983	$3,187	$2,921
10 Years	$6,408	$6,256	$6,555	$6,163

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Fund will attempt to achieve its investment objectives by investing in a mix of affiliated and unaffiliated funds (the underlying funds) in different combinations and weightings without limit. The Adviser periodically may rebalance or modify the asset mix of the funds and change the underlying funds.

The Fund is designed for an investor who expects to retire in or around the year 2055 (the target date) at age 67 and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The target date is the year that an investor likely would stop making new investments in the Fund.

The Fund may invest up to 100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may invest in underlying funds that invest principally

BMO TARGET RETIREMENT FUNDS	51

BMO Target Retirement 2055 Fund (cont.)

in fixed income securities. Fixed income securities in which the underlying funds may invest may be of any quality or maturity and include corporate bonds, government securities, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in underlying funds that invest principally in alternative investments to manage volatility of the portfolio. Alternative investments in which the underlying funds may invest include REITs, commodity-linked derivatives, and funds that use alternative investment strategies, which may include investments in derivative instruments. In addition, the Fund may invest in underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The allocation to asset classes and funds is expected to change over time, becoming more conservative as time elapses. This change is referred to as the “glide path” to the retirement date. The decline in the equity allocation is necessary to reduce market risk and portfolio volatility approaching and into retirement. The Fund does not guarantee a level of income during retirement. It is intended to serve as a post-retirement investment portfolio to provide an income stream made up of regular withdrawals throughout retirement, as well as some growth to offset the effects of inflation. The following chart illustrates the Adviser’s approach to making these changes over time.

At the target date (2055), the Fund’s allocation to funds that invest principally in equity securities is anticipated to be approximately 39% of its total assets. The Fund’s exposure to funds that invest principally in equity securities will continue to decline for as long as 10 years after its target date, when its allocation to funds that invest principally in equity securities will remain fixed at approximately 26% of its total assets with the remaining allocation devoted to funds that invest principally in fixed income securities, alternative investments, and money market instruments. The Fund’s exposure to funds that invest principally in alternative investments is expected to be approximately five percent of its total assets, increasing over time and remaining fixed at approximately ten percent of total assets on and after the target date.

The allocations shown in the glide path represent target allocations, but they do not reflect any tactical decisions made by the Adviser to overweight or underweight a particular asset class or sector based on its market expectations. The target allocations assigned to the broad asset classes (equities and fixed income) are based upon the current market outlook.

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. Any change to existing target allocations or from tactical adjustments around the target allocations are not expected to vary from the existing target allocations set forth in the glide path by more than plus or minus five percentage points.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity, fixed income securities, certain alternative investments, and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with investments in target date funds, and there is no guarantee that the Fund will provide adequate income at and through a shareholder’s retirement.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform

52	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2055 Fund (cont.)

relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income

BMO TARGET RETIREMENT FUNDS	53

BMO Target Retirement 2055 Fund (cont.)

securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class I, R3, and R6 shares will vary from the Class Y shares based on the expenses of each class. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar year 2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class Y shares of the Fund was (5.61)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	4.37%
Worst quarter	9/30/2014	(1.86)%

54	BMO TARGET RETIREMENT FUNDS

BMO Target Retirement 2055 Fund (cont.)

Average Annual Total Returns through 12/31/14

	1 Year	Since Inception
Class Y (Inception 12/27/13)
Return Before Taxes	7.38%	7.62%
Return After Taxes on Distributions	7.12%	7.36%
Return After Taxes on Distributions and Sale of Fund Shares	4.26%	5.73%
Class I (Inception 12/27/13)
Return Before Taxes	7.69%	7.92%
Class R3 (Inception 12/27/13)
Return Before Taxes	7.15%	7.39%
Class R6 (Inception 12/27/13)
Return Before Taxes	7.88%	8.11%
Russell 3000® Index	12.56%	12.83%
Lipper Mixed-Asset Target 2055+ Funds Index	6.17%	6.51%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class R3, and Class R6 will vary.

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies based on market capitalization, and it measures the performance of approximately 98% of the total market capitalization of the publicly traded U.S. equity market.

The Lipper Mixed-Asset Target 2055+ Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2013. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since

December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RETIREMENT FUNDS	55

Additional Information Regarding Principal Investment Strategies and Risks

The investment objective of each of the BMO In-Retirement Fund, BMO Target Retirement 2015 Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2025 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2035 Fund, BMO Target Retirement 2040 Fund, BMO Target Retirement 2045 Fund, BMO Target Retirement 2050 Fund, and BMO Target Retirement 2055 Fund (each, a Target Date Fund or a Fund) is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds share the same investment approach: each Fund seeks to achieve its investment objective by investing in a mix of affiliated BMO Funds and unaffiliated mutual funds (the underlying funds). The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.

BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.

Each Fund is designed for an investor who anticipates retiring in or within a few years of the specific year (target date) included in its name and plans to withdraw the value of the investor’s account in the Fund gradually after retirement. The Funds gradually decrease their holdings in underlying funds that invest in equity securities and increase their holdings in underlying funds that invest in fixed income securities as the target date approaches and beyond. This change in asset allocation over time is referred to as the glide path to the retirement date. According to its current investment approach, the Adviser will continue to manage each Fund for a period of time after a Fund reaches its target date. After that time, a Fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time. The Adviser currently anticipates that the assets of Funds that have passed their respective target dates will be transferred into the In-Retirement Fund. Accordingly, over time, the In-Retirement Fund is expected to grow in size as the other Funds make this transfer.

The Adviser will continuously monitor each Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser may adjust each Fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a Fund’s allocation to a particular underlying fund may increase or decrease throughout the year.

Although each Fund intends to invest primarily in a combination of underlying funds, a Fund may invest directly in equity and fixed income securities and money market securities.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When a Fund engages in such activities, it may not achieve its investment objective.

Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’

56	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

investments in, and relationships with “covered funds,” as defined in the rules. These prohibitions may include certain restrictions on the extent to which BMO and/or its affiliates may own shares of the Funds. If BMO or its affiliates own 25% or more of the outstanding shares of any Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which may include the ability to purchase and sell securities on a short term basis. Reducing the seed capital in a new Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities, and may prevent the Fund from retaining enough capital to engage in certain investment strategies, which could have a negative effect on the Fund’s performance.

Additionally, if BMO or its affiliates reduce their interest in a Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.

The Funds are designed to be an integral part of an investor’s overall retirement investment strategy. However, they are not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs, and your sources of income all should be considered when you choose your overall retirement strategy.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	57

How to Buy Shares

Who Can Invest in the BMO Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. Clients of BMO Harris Bank N.A. may purchase shares by contacting their account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class I shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class I shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.

The minimum initial investment amount for Class I shares is $1 million per Fund. This requirement may be met by investments through financial intermediary omnibus accounts. In addition, there is no minimum initial investment amount for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund. Also, if approved in advance by Fund management, the minimum investment amount for Class I shares may be waived for (i) broker-dealer managed account or wrap programs that charge an asset-based fee; (ii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iii) private bank and trust company managed accounts or wrap programs that charge an asset-based fee.

The minimum investment for Class I shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.

If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at

58	HOW TO BUY SHARES

How to Buy Shares (cont.)

1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”

When Can Shares Be Purchased? You can buy the shares of a Fund on any day the New York Stock Exchange (NYSE) is open for regular session trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.

How is NAV Calculated? Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each

Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.

In determining the NAV for the Funds, investments in other open-end registered investment companies are valued at net asset value. In valuing other portfolio securities, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.

Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in ETFs are valued at market price.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.

HOW TO BUY SHARES	59

How to Buy Shares (cont.)

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets and other data in developing factors used to estimate fair value for that day.

In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Target Date Fund to do the same because of delays in obtaining the underlying fund’s NAV.

Purchase of Class R Shares. Class R shares are generally available only to retirement plans established under Internal Revenue Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.

Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.

Rule 12b-1 Plan. The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report, or may take other appropriate action.

60	HOW TO BUY SHARES

Fund Purchase Easy Reference Table

Minimum Investments
Class Y • To open an account–$1,000

• To add to an account (including through a Systematic Investment Program)–$50
Class I • To open an account–$1,000,000
Class R3 • To open an account–Contact BMO Funds U.S. Services
Class R6 • To open an account–Contact BMO Funds U.S. Services

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

• Complete an application for a new account.

•  Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.

Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

HOW TO BUY SHARES	61

Fund Purchase Easy Reference Table (cont.)

Systematic Investment Program

•  You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.

• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.

BMO Funds Website
• You may purchase Fund shares at www.bmofunds.com.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “BMO Funds.”

• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans

• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

62	HOW TO BUY SHARES

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of BMO Harris Bank should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

•  If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

• Not available to retirement accounts, for which redemptions must be done in writing.

Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

HOW TO REDEEM AND EXCHANGE SHARES	63

Fund Redemption Easy Reference Table (cont.)

Wire/Electronic Transfer

•  Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Each wire transfer is subject to a $10 fee.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•  If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact BMO Funds U.S. Services to apply for this program.

BMO Funds Website
• You may redeem Fund shares at www.bmofunds.com.

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

64	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemption

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold, and shareholders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase and is, therefore, a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Conversion Privilege. Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes.

ADDITIONAL CONDITIONS FOR REDEMPTION	65

Additional Conditions for Redemption (cont.)

However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges; and

•	selective monitoring of trade activity.

Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.

The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

66	ADDITIONAL CONDITIONS FOR REDEMPTION

Account and Share Information

Fund Transactions Through BMO Funds Website. If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of BMO Harris Bank should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemption, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Distributions of Net Investment Income and Net Capital Gains. Distributions of net investment income, if any, of each Fund are declared and paid annually. Distributions of net investment income are paid to all shareholders invested in the Funds on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.

In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. Distributions of net investment income and net

ACCOUNT AND SHARE INFORMATION	67

Account and Share Information (cont.)

capital gains are treated the same for federal income tax purposes whether received in cash or in additional shares.

If you purchase shares just before a Fund declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution.

The distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax-deferred arrangement such as an IRA or a 401(k) plan.

What are Distributions of Net Investment Income and Net Capital Gains?	Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.
A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I shares may be converted to Class Y shares if your account balance falls below the required minimum of $1,000,000. Before shares are redeemed to close an account or converted from Class I shares to Class Y shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.

Multiple Classes. The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. The Funds in this Prospectus each offer four classes of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by

Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or additional Fund shares. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%). For non-corporate shareholders, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long-term capital gains (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), regardless of how long such shareholder has held shares of such Fund. Fund distributions are expected to consist of both investment company taxable income and net capital gains.

Each of the BMO In-Retirement Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2040 Fund, and BMO Target Retirement 2050 Fund, is a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the succeeding Fund. Each such Fund has taken the position that it has succeeded to the tax basis of the assets of its predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were

68	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If more than 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year consists of interests in other regulated investment companies, the Fund may be eligible to elect to “pass through” to you foreign taxes. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.

Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.

If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, at the rate set forth in the Internal Revenue Code of 1986, as amended. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

ACCOUNT AND SHARE INFORMATION	69

Account and Share Information (cont.)

Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI).

70	ACCOUNT AND SHARE INFORMATION

BMO Funds Information

Management of the BMO Funds. The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Funds. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a diversified financial services company. As of August 31, 2015, the Adviser had approximately $37.9 billion in assets under management, of which approximately $14.4 billion was in the BMO Funds’ assets.

The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Funds. All members of the team share investment decision making responsibilities with respect to the Funds. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981. Mr. Schwartz was part of the portfolio management team for the Collective Funds since their inception in 2005. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014. He is a CFA Charterholder. Prior to 2014, Mr. Yura was Head Strategist, Americas and U.K. and a Managing Director at UBS Global Asset Management and held various positions there since 2003. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015. He is a CFA Charterholder. Previously, Mr. Adams was a portfolio manager with UBS Global Asset Management from 2003 to 2015. Mr. Schwartz has co-managed the Funds since their inception in 2013. Mr. Yura has co-managed the Funds since December 2014. Mr. Adams has co-managed the Funds since August 2015.

The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fees. The Adviser does not receive an investment advisory fee for the services it performs for the Target Date Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the affiliated BMO Funds that serve as underlying funds.

The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and acquired fund fees and expenses) from exceeding the levels set out in the table below through December 31, 2016. This agreement may not be terminated prior to December 31, 2016 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

	Class Y	Class I	Class R3	Class R6
BMO In- Retirement Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Target Retirement 2015 Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Target Retirement 2020 Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Target Retirement 2025 Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Target Retirement 2030 Fund	0.37%	0.12%	0.62%	(0.03)%
BMO Target Retirement 2035 Fund	0.37%	0.12%	0.62%	(0.03)%
BMO Target Retirement 2040 Fund	0.36%	0.11%	0.61%	(0.04)%
BMO Target Retirement 2045 Fund	0.36%	0.11%	0.61%	(0.04)%
BMO Target Retirement 2050 Fund	0.36%	0.11%	0.61%	(0.04)%
BMO Target Retirement 2055 Fund	0.36%	0.11%	0.61%	(0.04)%

The Board’s basis for approving the investment advisory contract for the Funds is contained in the Funds’ Annual Report dated August 31, 2015.

Affiliate Services and Fees. BMO Harris Bank, an affiliate of the Adviser, provides services to the Funds as custodian of the assets. For each Fund, the custody fees are calculated at the

BMO FUNDS INFORMATION	71

BMO Funds Information (cont.)

annual rate of 0.005% on the first $10 billion of average daily net assets (ADNA) based on the collective net assets of all the BMO Funds that BMO Harris Bank services as custodian, plus 0.0025% of assets exceeding $10 billion.

The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class I, R3, or R6 shares of the Funds.

The Adviser is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator. The Adviser, as administrator, is entitled to receive fees from the Class Y, I, and R3 shares of each Fund at the annual rate of 0.15% of the Fund’s ADNA. All fees of the sub-administrator are paid by the Adviser.

Payments to Financial Intermediaries. From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. BMO Investment Distributors, LLC (BID) (formerly, M&I Distributors, LLC), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.

72	BMO FUNDS INFORMATION

Financial Highlights–Investor Class of Shares (For a share outstanding throughout each period)

The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.

The information for the fiscal year ended August 31, 2015 and the fiscal period ended August 31, 2014 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2015, which is available free of charge from the Funds.

Year ended August 31,	Net asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrea lized Gain (Loss)	Total from Investment Operations	Distri butions to Share holders from Net Invest ment Income	Distri butions to Share holders from Net Realized Gain	Total Distri butions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets (4)			Net Assets, End of Period (000 Omitted)	Port folio Turn over Rate(3)
										Gross Expenses	Net Exp enses(2)	Net Invest ment Income (Loss)(2)
In-Retirement Fund
2015	$11.05	$0.24	$(0.44)	$(0.20)	$(0.29)	$(0.54)	$(0.83)	$10.02	(1.94)%	1.03%	0.33%	1.96%	$4,804	53%
2014	10.00	0.20	0.99	1.19	(0.12)	(0.02)	(0.14)	11.05	12.03	1.08	0.33	1.92	7,120	45
Target Retirement 2015 Fund
2015	10.74	0.11	(0.35)	(0.24)	(0.06)	—	(0.06)	10.44	(2.27)	4.21	0.33	1.54	632	83
2014(5)	10.00	0.02	0.72	0.74	—	—	—	10.74	7.40	73.54	0.33	1.23	229	29
Target Retirement 2020 Fund
2015	11.34	0.18	(0.46)	(0.28)	(0.25)	(0.32)	(0.57)	10.49	(2.58)	0.59	0.33	1.64	21,331	37
2014	10.00	0.18	1.35	1.53	(0.15)	(0.04)	(0.19)	11.34	15.43	0.63	0.33	1.72	32,064	35
Target Retirement 2025 Fund
2015	10.78	0.06	(0.37)	(0.31)	(0.05)	—	(0.05)	10.42	(2.89)	1.26	0.33	1.04	1,676	53
2014(5)	10.00	0.01	0.77	0.78	—	—	—	10.78	7.80	24.60	0.33	0.56	289	22
Target Retirement 2030 Fund
2015	11.61	0.15	(0.49)	(0.34)	(0.18)	(0.25)	(0.43)	10.84	(3.07)	0.59	0.37	1.30	23,332	45
2014	10.00	0.15	1.66	1.81	(0.18)	(0.02)	(0.20)	11.61	18.26	0.66	0.37	1.40	33,059	29
Target Retirement 2035 Fund
2015	10.71	0.01	(0.38)	(0.37)	(0.01)	—	(0.01)	10.33	(3.43)	1.29	0.37	0.26	870	96
2014(5)	10.00	0.00	0.71	0.71	—	—	—	10.71	7.10	23.63	0.37	0.16	348	29
Target Retirement 2040 Fund
2015	11.75	0.12	(0.51)	(0.39)	(0.20)	(0.24)	(0.44)	10.92	(3.46)	0.67	0.36	1.14	12,852	36
2014	10.00	0.14	1.82	1.96	(0.19)	(0.02)	(0.21)	11.75	19.81	0.76	0.36	1.45	18,090	22
Target Retirement 2045 Fund
2015	10.84	(0.01)	(0.34)	(0.35)	(0.01)	—	(0.01)	10.48	(3.27)	2.14	0.36	0.26	1,142	95
2014(5)	10.00	0.00	0.84	0.84	—	—	—	10.84	8.40	33.37	0.36	0.04	154	35
Target Retirement 2050 Fund
2015	11.76	0.12	(0.50)	(0.38)	(0.19)	(0.23)	(0.42)	10.96	(3.37)	0.84	0.36	1.06	10,275	39
2014	10.00	0.14	1.81	1.95	(0.17)	(0.02)	(0.19)	11.76	19.69	1.08	0.36	1.36	11,231	28
Target Retirement 2055 Fund
2015	10.85	0.06	(0.42)	(0.36)	(0.06)	(0.02)	(0.08)	10.41	(3.33)	6.91	0.36	0.57	1,049	61
2014(5)	10.00	0.00	0.85	0.85	—	—	—	10.85	8.50	50.05	0.36	0.07	143	123

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

FINANCIAL HIGHLIGHTS	73

Financial Highlights–Institutional Class of Shares (For a share outstanding throughout each period)

Year ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distribu tions to share holders from net investment income	Distribu tions to share holders from net realized gain	Total distribu tions	Net asset value, end of period	Total return(1)(3)	Ratios to Average Net Assets (4)
										Gross expenses	Net expenses(2)	Net investment income (Loss)(2)	Net assets, end of period (000 omitted)	Port folio turn over rate(3)
In-Retirement Fund
2015	$11.07	$0.50	$(0.68)	$(0.18)	$(0.31)	$(0.53)	$(0.84)	$10.05	(1.73)%	0.78%	0.08%	2.25%	$275	53%
2014	10.00	0.22	1.00	1.22	(0.13)	(0.02)	(0.15)	11.07	12.32	0.83	0.08	2.10	931	45
Target Retirement 2015 Fund
2015	10.77	0.20	(0.42)	(0.22)	(0.07)	—	(0.07)	10.48	(2.10)	3.96	0.08	1.85	108	83
2014(5)	10.00	0.05	0.72	0.77	—	—	—	10.77	7.70	73.29	0.08	1.68	105	29
Target Retirement 2020 Fund
2015	11.36	0.24	(0.49)	(0.25)	(0.28)	(0.32)	(0.60)	10.51	(2.33)	0.34	0.08	1.78	5,264	37
2014	10.00	0.22	1.34	1.56	(0.16)	(0.04)	(0.20)	11.36	15.73	0.38	0.08	2.11	3,240	35
Target Retirement 2025 Fund
2015	10.80	0.08	(0.36)	(0.28)	(0.05)	—	(0.05)	10.47	(2.59)	1.01	0.08	1.35	611	53
2014(5)	10.00	0.08	0.72	0.80	—	—	—	10.80	8.00	24.35	0.08	1.11	3	22
Target Retirement 2030 Fund
2015	11.63	0.24	(0.56)	(0.32)	(0.19)	(0.25)	(0.44)	10.87	(2.85)	0.34	0.12	1.43	2,867	45
2014	10.00	0.18	1.66	1.84	(0.19)	(0.02)	(0.21)	11.63	18.55	0.41	0.12	1.70	5,286	29
Target Retirement 2035 Fund
2015	10.72	0.03	(0.37)	(0.34)	(0.01)	—	(0.01)	10.37	(3.14)	1.04	0.12	1.01	67	96
2014(5)	10.00	0.05	0.67	0.72	—	—	—	10.72	7.20	23.38	0.12	0.70	4	29
Target Retirement 2040 Fund
2015	11.77	0.18	(0.54)	(0.36)	(0.23)	(0.24)	(0.47)	10.94	(3.23)	0.42	0.11	1.35	2,444	36
2014	10.00	0.17	1.82	1.99	(0.20)	(0.02)	(0.22)	11.77	20.10	0.51	0.11	1.45	3,602	22
Target Retirement 2045 Fund
2015	10.86	0.03	(0.36)	(0.33)	(0.01)	—	(0.01)	10.52	(3.05)	1.89	0.11	0.96	112	95
2014(5)	10.00	0.04	0.82	0.86	—	—	—	10.86	8.60	33.12	0.11	0.51	3	35
Target Retirement 2050 Fund
2015	11.78	0.17	(0.52)	(0.35)	(0.21)	(0.23)	(0.44)	10.99	(3.07)	0.59	0.11	1.30	1,908	39
2014	10.00	0.17	1.81	1.98	(0.18)	(0.02)	(0.20)	11.78	19.98	0.83	0.11	1.48	3,007	28
Target Retirement 2055 Fund
2015	10.87	0.09	(0.42)	(0.33)	(0.07)	(0.02)	(0.09)	10.45	(3.05)	6.66	0.11	0.91	190	61
2014(5)	10.00	0.03	0.84	0.87	—	—	—	10.87	8.70	49.80	0.11	0.97	106	123

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

74	FINANCIAL HIGHLIGHTS

Financial Highlights–Class R3 of Shares (For a share outstanding throughout each period)

Year ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distribu tions to Share holders from Net Investment Income	Distribu tions to Share holders from Net Realized Gain	Total Distribu tions	Net Asset Value, End of period	Total Return(1)(3)	Ratios to Average Net Assets (4)			Net Assets, End of Period (000 Omitted)	Port folio Turn over Rate(3)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
In-Retirement Fund
2015	$11.03	$0.19	$(0.42)	$(0.23)	$(0.26)	$(0.53)	$(0.79)	$10.01	(2.24)%	1.28%	0.58%	1.76%	$2,149	53%
2014	10.00	0.19	0.98	1.17	(0.12)	(0.02)	(0.14)	11.03	11.74	1.33	0.58	1.64	4,283	45
Target Retirement 2015 Fund
2015	10.72	0.09	(0.36)	(0.27)	(0.04)	—	(0.04)	10.41	(2.50)	4.46	0.58	1.33	221	83
2014(5)	10.00	0.03	0.69	0.72	—	—	—	10.72	7.20	73.79	0.58	1.18	105	29
Target Retirement 2020 Fund
2015	11.33	0.17	(0.48)	(0.31)	(0.22)	(0.32)	(0.54)	10.48	(2.88)	0.84	0.58	1.39	15,177	37
2014	10.00	0.15	1.36	1.51	(0.14)	(0.04)	(0.18)	11.33	15.23	0.88	0.58	1.28	23,025	35
Target Retirement 2025 Fund
2015	10.76	0.03	(0.36)	(0.33)	(0.05)	—	(0.05)	10.38	(3.06)	1.51	0.58	0.74	1,388	53
2014(5)	10.00	0.04	0.72	0.76	—	—	—	10.76	7.60	24.85	0.58	0.59	2	22
Target Retirement 2030 Fund
2015	11.59	0.13	(0.51)	(0.38)	(0.14)	(0.25)	(0.39)	10.82	(3.39)	0.84	0.62	1.09	12,812	45
2014	10.00	0.13	1.65	1.78	(0.17)	(0.02)	(0.19)	11.59	17.98	0.91	0.62	1.21	20,329	29
Target Retirement 2035 Fund
2015	10.68	(0.03)	(0.36)	(0.39)	(0.02)	—	(0.02)	10.27	(3.65)	1.54	0.62	(0.13)	734	96
2014(5)	10.00	0.01	0.67	0.68	—	—	—	10.68	6.80	23.88	0.62	0.19	3	29
Target Retirement 2040 Fund
2015	11.72	0.10	(0.50)	(0.40)	(0.17)	(0.24)	(0.41)	10.91	(3.57)	0.92	0.61	0.92	7,748	36
2014	10.00	0.11	1.82	1.93	(0.19)	(0.02)	(0.21)	11.72	19.42	1.01	0.61	0.97	11,429	22
Target Retirement 2045 Fund
2015	10.82	(0.07)	(0.31)	(0.38)	(0.02)	—	(0.02)	10.42	(3.53)	2.39	0.61	(0.90)	746	95
2014(5)	10.00	0.00	0.82	0.82	—	—	—	10.82	8.20	33.62	0.61	0.01	3	35
Target Retirement 2050 Fund
2015	11.74	0.09	(0.50)	(0.41)	(0.15)	(0.23)	(0.38)	10.95	(3.57)	1.09	0.61	0.81	5,072	39
2014	10.00	0.11	1.82	1.93	(0.17)	(0.02)	(0.19)	11.74	19.40	1.33	0.61	0.87	6,826	28
Target Retirement 2055 Fund
2015	10.84	0.03	(0.41)	(0.38)	(0.06)	(0.02)	(0.08)	10.38	(3.55)	7.16	0.61	0.14	395	61
2014(5)	10.00	0.01	0.83	0.84	—	—	—	10.84	8.40	50.30	0.61	0.44	54	123

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

FINANCIAL HIGHLIGHTS	75

Financial Highlights–Class R6 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distri butions to Share holders from Net Invest ment Income	Distri butions to Share holders from Net Realized Gain	Total Distri butions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets(4)			Net Assets, End of Period (000 Omitted)	Port folio Turn over Rate(3)
										Gross Expenses	Net Expenses(2)	Net Invest ment Income (Loss)(2)
In-Retirement Fund
2015	$11.08	$0.29	$(0.45)	$(0.16)	$(0.34)	$(0.53)	$(0.87)	$10.05	(1.54)%	0.63%	0.00%	2.35%	$16,611	53%
2014	10.00	0.25	0.99	1.24	(0.14)	(0.02)	(0.16)	11.08	12.47	0.68	0.00	2.31	20,128	45
Target Retirement 2015 Fund
2015	10.78	0.13	(0.34)	(0.21)	(0.07)	—	(0.07)	10.50	(1.92)	3.81	0.00	1.94	4,234	83
2014(5)	10.00	0.08	0.70	0.78	—	—	—	10.78	7.80	73.14	0.00	1.75	174	29
Target Retirement 2020 Fund
2015	11.38	0.25	(0.50)	(0.25)	(0.29)	(0.32)	(0.61)	10.52	(2.28)	0.19	0.00	1.98	53,085	37
2014	10.00	0.22	1.36	1.58	(0.16)	(0.04)	(0.20)	11.38	15.98	0.23	0.00	1.97	59,502	35
Target Retirement 2025 Fund
2015	10.81	0.09	(0.35)	(0.26)	(0.07)	—	(0.07)	10.48	(2.45)	0.86	0.00	1.48	26,042	53
2014(5)	10.00	0.05	0.76	0.81	—	—	—	10.81	8.10	24.20	0.00	1.39	1,363	22
Target Retirement 2030 Fund
2015	11.64	0.16	(0.46)	(0.30)	(0.22)	(0.25)	(0.47)	10.87	(2.70)	0.19	0.00	1.57	60,302	45
2014	10.00	0.19	1.66	1.85	(0.19)	(0.02)	(0.21)	11.64	18.70	0.26	0.00	1.50	48,829	29
Target Retirement 2035 Fund
2015	10.73	0.04	(0.36)	(0.32)	(0.03)	—	(0.03)	10.38	(2.99)	0.89	0.00	0.97	27,613	96
2014(5)	10.00	0.04	0.69	0.73	—	—	—	10.73	7.30	23.23	0.00	1.06	1,201	29
Target Retirement 2040 Fund
2015	11.78	0.16	(0.50)	(0.34)	(0.24)	(0.24)	(0.48)	10.96	(2.98)	0.27	0.00	1.45	40,193	36
2014	10.00	0.18	1.83	2.01	(0.21)	(0.02)	(0.23)	11.78	20.26	0.36	0.00	1.39	39,760	22
Target Retirement 2045 Fund
2015	10.87	0.03	(0.35)	(0.32)	(0.02)	—	(0.02)	10.53	(2.91)	1.74	0.00	0.85	13,046	95
2014(5)	10.00	0.04	0.83	0.87	—	—	—	10.87	8.70	32.97	0.00	0.93	895	35
Target Retirement 2050 Fund
2015	11.80	0.14	(0.48)	(0.34)	(0.23)	(0.23)	(0.46)	11.00	(2.99)	0.44	0.00	1.37	22,487	39
2014	10.00	0.18	1.83	2.01	(0.19)	(0.02)	(0.21)	11.80	20.24	0.68	0.00	1.39	17,346	28
Target Retirement 2055 Fund
2015	10.89	0.07	(0.39)	(0.32)	(0.08)	(0.02)	(0.10)	10.47	(2.96)	6.51	0.00	0.90	2,809	61
2014(5)	10.00	0.03	0.86	0.89	—	—	—	10.89	8.90	49.65	0.00	0.84	477	123

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

76	FINANCIAL HIGHLIGHTS

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

Learn more bmofunds.com

The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at www.bmofunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section: Securities and Exchange Commission Washington, D.C. 20549-1520 | publicinfo@sec.gov |
1-202-551-8090

Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

BMO Investment Distributors, LLC Distributor

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2015 BMO Financial Corp. (12/15)	Investment Company Act File No. 811-58433

Target Risk Funds

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Investor Class (Class Y)	Institutional Class (Class I)	Retirement Class (Class R3)	Retirement Class (Class R6)

BMO Target Risk Funds
BMO Conservative Allocation Fund	BDVYX	BDVIX	BDVRX	BDVSX
BMO Moderate Allocation Fund	BMBYX	BMBHX	BMBQX	BMBTX
BMO Balanced Allocation Fund	BGRYX	BGRHX	BGRRX	BGRQX
BMO Growth Allocation Fund	BABYX	BABHX	BABRX	BABQX
BMO Aggressive Allocation Fund	BDSYX	BDSHX	BDSRX	BDSQX

FUND SUMMARY

BMO Conservative Allocation Fund

Investment Objective:

To provide total return primarily from income, secondarily from appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.57%	0.32%	0.32%	0.17%
Acquired (underlying) Fund Fees and Expenses(1)	0.56%	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	1.13%	0.88%	1.38%	0.73%
Fee Waiver and Expense Reimbursement(2)	(0.24)%	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.89%	0.64%	1.14%	0.49%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$91	$65	$116	$50
3 Years	$335	$257	$413	$209
5 Years	$599	$464	$732	$382
10 Years	$1,353	$1,062	$1,637	$884

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including other BMO Funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund normally targets an allocation of approximately 80% of its total assets in funds that invest principally in fixed income securities and 20% of its total assets in funds that invest principally in equity securities. Under normal market conditions, the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 70-90% of its total assets in funds that invest principally in fixed income securities and 10-30% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government, mortgage-backed and asset-backed securities, and

BMO TARGET RISK FUNDS	1

BMO Conservative Allocation Fund (cont.)

convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market,

2	BMO TARGET RISK FUNDS

BMO Conservative Allocation Fund (cont.)

mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected.

Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects,

BMO TARGET RISK FUNDS	3

BMO Conservative Allocation Fund (cont.)

equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (2.13)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	9.22%
Worst quarter	9/30/2008	(5.56)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	5.14%	6.45%	5.45%	6.07%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
Barclays U.S. Aggregate Bond Index	5.95%	4.45%	4.71%	6.02%
Lipper Mixed-Asset Target Allocation Conservative Funds Index	4.67%	6.60%	5.16%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The Barclays U.S. Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate, and publicly issued.

The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since

4	BMO TARGET RISK FUNDS

BMO Conservative Allocation Fund (cont.)

December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RISK FUNDS	5

BMO Moderate Allocation Fund

Investment Objective:

To provide total investment return from income and appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.57%	0.32%	0.32%	0.17%
Acquired (underlying) Fund Fees and Expenses(1)	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	1.16%	0.91%	1.41%	0.76%
Fee Waiver and Expense Reimbursement(2)	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.89%	0.64%	1.14%	0.49%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class Y, 0.05% for Class I, 0.55% for Class R3, and (0.10)% for
Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$91	$65	$116	$50
3 Years	$342	$263	$420	$216
5 Years	$612	$477	$745	$396
10 Years	$1,385	$1,095	$1,668	$917

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including other BMO Funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund normally targets an allocation of approximately 60% of its total assets in funds that invest principally in fixed income securities and 40% of its total assets in funds that invest principally in equity securities. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 50-70% of its total assets in funds that invest principally in fixed income securities and 30-50% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock,

6	BMO TARGET RISK FUNDS

BMO Moderate Allocation Fund (cont.)

preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of

BMO TARGET RISK FUNDS	7

BMO Moderate Allocation Fund (cont.)

securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a

8	BMO TARGET RISK FUNDS

BMO Moderate Allocation Fund (cont.)

lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (3.32)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	11.41%
Worst quarter	12/31/2008	(9.39)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	5.87%	8.03%	5.83%	6.93%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
Barclays U.S. Aggregate Bond Index	5.95%	4.45%	4.71%	6.02%
Lipper Mixed-Asset Target Allocation Conservative Funds Index	4.67%	6.60%	5.16%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The Barclays U.S. Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial

BMO TARGET RISK FUNDS	9

BMO Moderate Allocation Fund (cont.)

mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate, and publicly issued.

The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	BMO TARGET RISK FUNDS

BMO Balanced Allocation Fund

Investment Objective:

To provide total investment return from income and appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.47%	0.22%	0.22%	0.07%
Acquired (underlying) Fund Fees and Expenses(1)	0.62%	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.09%	0.84%	1.34%	0.69%
Fee Waiver and Expense Reimbursement(2)	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.95%	0.70%	1.20%	0.55%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6.the amounts shown above through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$97	$72	$122	$56
3 Years	$333	$254	$411	$207
5 Years	$587	$452	$721	$370
10 Years	$1,316	$1,024	$1,600	$845

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including other BMO Funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund normally targets an allocation of approximately 40% of its total assets in funds that invest principally in fixed income securities and 60% of its total assets in funds that invest principally in equity securities. Under normal market conditions, the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 30-50% of its total assets in funds that invest principally in fixed income securities and 50-70% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government, mortgage-backed and asset-backed securities, and

BMO TARGET RISK FUNDS	11

BMO Balanced Allocation Fund (cont.)

convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the

Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an

12	BMO TARGET RISK FUNDS

BMO Balanced Allocation Fund (cont.)

underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

BMO TARGET RISK FUNDS	13

BMO Balanced Allocation Fund (cont.)

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (4.41)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	13.62%
Worst quarter	12/31/2008	(14.17)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	6.43%	9.54%	6.09%	7.52%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
S&P 500 Index	13.69%	15.45%	7.67%	9.72%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	6.22%	8.81%	5.52%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

14	BMO TARGET RISK FUNDS

BMO Balanced Allocation Fund (cont.)

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RISK FUNDS	15

BMO Growth Allocation Fund

Investment Objective:

To provide total investment return from income and appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.57%	0.32%	0.32%	0.17%
Acquired (underlying) Fund Fees and Expenses(1)	0.65%	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.22%	0.97%	1.47%	0.82%
Fee Waiver and Expense Reimbursement(2)	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.95%	0.70%	1.20%	0.55%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class Y, 0.05% for Class I, 0.55% for Class R3, and (0.10)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$97	$72	$122	$56
3 Years	$360	$282	$438	$235
5 Years	$644	$510	$777	$429
10 Years	$1,453	$1,165	$1,734	$988

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including other BMO Funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund normally targets an allocation of approximately 20% of its total assets in funds that invest principally in fixed income securities and 80% of its total assets in funds that invest principally in equity securities. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 10-30% of its total assets in funds that invest principally in fixed income securities and 70-90% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The underlying funds may also invest in fixed income securities, including corporate bonds and government, mortgage-backed and asset-backed securities, and

16	BMO TARGET RISK FUNDS

BMO Growth Allocation Fund (cont.)

convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may allocate assets to underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant

BMO TARGET RISK FUNDS	17

BMO Growth Allocation Fund (cont.)

volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

18	BMO TARGET RISK FUNDS

BMO Growth Allocation Fund (cont.)

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (5.55)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	15.97%
Worst quarter	12/31/2008	(19.02)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	6.98%	11.07%	6.25%	8.03%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
S&P 500 Index	13.69%	15.45%	7.67%	9.72%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	6.22%	8.81%	5.52%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

BMO TARGET RISK FUNDS	19

BMO Growth Allocation Fund (cont.)

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	BMO TARGET RISK FUNDS

BMO Aggressive Allocation Fund

Investment Objective:

To provide total investment return primarily from appreciation, secondarily from income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.53%	0.28%	0.28%	0.13%
Acquired (underlying) Fund Fees and Expenses(1)	0.66%	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.19%	0.94%	1.44%	0.79%
Fee Waiver and Expense Reimbursement(2)	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	0.74%	1.24%	0.59%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$101	$76	$126	$60
3 Years	$358	$280	$436	$232
5 Years	$635	$501	$768	$419
10 Years	$1,425	$1,136	$1,707	$959

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including other BMO Funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund normally targets an allocation of approximately 100% of its total assets in funds that invest principally in equity securities, and will invest at least 80% of its assets in funds that invest principally in common or preferred stocks. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 0-10% of its total assets in funds that invest principally in money market funds and 90-100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may allocate assets to underlying funds that invest in cash, cash equivalents, convertible securities (fixed income securities convertible into shares

BMO TARGET RISK FUNDS	21

BMO Aggressive Allocation Fund (cont.)

of common or preferred stock), and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include

22	BMO TARGET RISK FUNDS

BMO Aggressive Allocation Fund (cont.)

liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be

BMO TARGET RISK FUNDS	23

BMO Aggressive Allocation Fund (cont.)

lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (6.02)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	17.74%
Worst quarter	12/31/2008	(22.56)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	7.71%	12.31%	6.40%	8.50%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
S&P 500 Index	13.69%	15.45%	7.67%	9.72%
Lipper Mixed-Asset Target Allocation Growth Funds Index	7.04%	10.39%	6.49%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

24	BMO TARGET RISK FUNDS

BMO Aggressive Allocation Fund (cont.)

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RISK FUNDS	25

Additional Information Regarding Principal Investment Strategies and Risks

The investment objective of each of the BMO Conservative Allocation Fund, BMO Moderate Allocation Fund, BMO Balanced Allocation Fund, BMO Growth Allocation Fund, and BMO Aggressive Allocation Fund (each, a Target Risk Fund or a Fund) is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds share the same investment approach: each Fund seeks to achieve its investment objective by investing in a diversified mix of affiliated BMO Funds and unaffiliated mutual funds (the underlying funds). The underlying funds will include funds that invest in equity and fixed income investments and will be used by the Funds to meet their target asset allocations and investment styles. The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.

BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.

The Funds are designed for investors with varying degrees of risk tolerance. The Funds maintain their equity and fixed income holdings in underlying funds that target varying levels of risk. Market appreciation or depreciation may cause a Fund’s actual asset allocation to vary temporarily from the Fund’s target asset allocation. Based on the target risk, each Fund will have a customized asset allocation best suited for the following types of investors:

Fund Name	Type of Investor
BMO Conservative Allocation Fund	Investors who are relatively conservative and whose primary goal is receiving investment income while avoiding high levels of volatility
BMO Moderate Allocation Fund	Investors whose primary goal is to receive income but who are willing to accept some additional risk in pursuing appreciation
BMO Balanced Allocation Fund	Investors whose preferences for capital appreciation and investment income are about equal
BMO Growth Allocation Fund	Investors pursuing investment growth but who would prefer to reduce some of the risks involved with aggressive equity strategies
BMO Aggressive Allocation Fund	Investors interested in pursuing a high rate of investment growth over the long term and who are comfortable with the risks of stock investing

The Funds are intended for investors who are comfortable with varying levels of volatility and who are willing to accept the risks associated with the Funds’ asset allocation strategies. In general, a fund with a higher equity asset allocation is expected to be more volatile than a fund with a higher fixed income asset allocation. For more information on the principal risks of investing in the Funds, please see the Fund Summary sections in this Prospectus and the SAI.

The Adviser may adjust each Fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a Fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, each Fund will have exposure to one or more style classes. The style classes include large-cap, mid-cap, small-cap, and international funds. The Adviser may adjust a Fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions.

26	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Accordingly, a Fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.

Although each Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When a Fund engages in such activities, it may not achieve its investment objective.

Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in and relationships with “covered funds,” as defined in the rules. These prohibitions may include certain restrictions on the extent to which BMO and/or its affiliates may own shares of the Funds. If BMO or its affiliates own 25% or more of the outstanding shares of any Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which may include the ability to purchase and sell securities on a short term basis. Reducing the seed capital in a new Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities, and may prevent the Fund from retaining enough capital to engage in certain investment strategies, which could have a negative effect on the Fund’s performance. Additionally, if BMO or its affiliates reduce their interest in a Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.

The Funds are designed to be an integral part of an investor’s overall investment strategy. However, they are not designed to provide investors with a complete solution to their investment needs. Investors must consider many factors when choosing an investment strategy. For example, factors such as current income needs and your sources of income all should be considered when you choose your overall investment strategy.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	27

How to Buy Shares

Who Can Invest in the BMO Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. Clients of BMO Harris Bank N.A. may purchase shares by contacting their account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class I shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class I shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.

The minimum initial investment amount for Class I shares is $1 million per Fund. This requirement may be met by investments through financial intermediary omnibus accounts. In addition, there is no minimum initial investment amount for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund. Also, if approved in advance by Fund management, the minimum investment amount for Class I shares may be waived for (i) broker-dealer managed account or wrap programs that charge an asset-based fee; (ii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iii) private bank and trust company managed accounts or wrap programs that charge an asset-based fee.

The minimum investment for Class I shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.

If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at

28	HOW TO BUY SHARES

How to Buy Shares (cont.)

1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”

When Can Shares Be Purchased? You can buy the shares of a Fund on any day the New York Stock Exchange (NYSE) is open for regular session trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.

How is NAV Calculated? Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.

In determining the NAV for the Funds, investments in other open-end registered investment companies are valued at net asset value. In valuing other portfolio securities, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.

Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in ETFs are valued at market prices.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized

HOW TO BUY SHARES	29

How to Buy Shares (cont.)

upon the sale of that security and the difference may be material to the NAV of the respective Fund.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather-related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets and other data in developing factors used to estimate fair value for that day.

In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Target Risk Fund to do the same because of delays in obtaining the underlying fund’s NAV.

Purchase of Class R Shares. Class R shares are generally available only to retirement plans established under Internal Revenue Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.

Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.

Rule 12b-1 Plan. The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report, or may take other appropriate action.

30	HOW TO BUY SHARES

Fund Purchase Easy Reference Table

Minimum Investments
Class Y • To open an account–$1,000

• To add to an account (including through a Systematic Investment Program)–$50
Class I • To open an account–$1,000,000
Class R3 • To open an account–Contact BMO Funds U.S. Services
Class R6 • To open an account–Contact BMO Funds U.S. Services

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

• Complete an application for a new account.

•  Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.

Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

HOW TO BUY SHARES	31

Fund Purchase Easy Reference Table (cont.)

Systematic Investment Program

•  You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.

• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.

BMO Funds Website
• You may purchase Fund shares at www.bmofunds.com.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “BMO Funds.”

• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

32	HOW TO BUY SHARES

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of BMO Harris Bank should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

•  If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

• Not available to retirement accounts, for which redemptions must be done in writing.

Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

HOW TO REDEEM AND EXCHANGE SHARES	33

Fund Redemption Easy Reference Table (cont.)

Wire/Electronic Transfer

•  Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Each wire transfer is subject to a $10 fee.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•  If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact BMO Funds U.S. Services to apply for this program.

BMO Funds Website
• You may redeem Fund shares at www.bmofunds.com.

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

34	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemption

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold, and shareholders may incur brokerage costs when converting their securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase and is, therefore, a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Conversion Privilege. Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not

ADDITIONAL CONDITIONS FOR REDEMPTION	35

Additional Conditions for Redemption (cont.)

result in a capital gain or loss for federal income tax purposes. However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges; and

•	selective monitoring of trade activity.

Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.

The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

36	ADDITIONAL CONDITIONS FOR REDEMPTION

Account and Share Information

Fund Transactions Through BMO Funds Website. If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of BMO Harris Bank should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemption, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Distributions of Net Investment Income and Net Capital Gains. Distributions of net investment income, if any, of each Fund are declared and paid annually. Distributions of net investment income are paid to all shareholders invested in the Funds on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.

In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. Distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether received in cash or in additional shares.

ACCOUNT AND SHARE INFORMATION	37

Account and Share Information (cont.)

What are Distributions of Net Investment Income and Net Capital Gains?	If you purchase shares just before a Fund declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the
A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

form of the distribution. The distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax-deferred arrangement such as an IRA or a 401(k) plan.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I shares may be converted to Class Y shares if your account balance falls below the required minimum of $1,000,000. Before shares are redeemed to close an account or converted from Class I shares to Class Y shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.

Multiple Classes. The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. The Funds in this Prospectus each offer four classes of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or additional Fund shares. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%). For non-corporate shareholders, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long-term capital gains (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), regardless of how long such shareholder has held shares of such Fund. Fund distributions are expected to consist of both investment company taxable income and net capital gains.

Each Fund is a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the succeeding Fund. Each Fund has taken the position that it has succeeded to the tax basis of the assets of its predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund

38	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If more than 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year consists of interests in other regulated investment companies, the Fund may be eligible to elect to “pass through” to you foreign taxes. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.

Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.

If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, at the rate set forth in the Internal Revenue Code of 1986, as amended. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell,

ACCOUNT AND SHARE INFORMATION	39

Account and Share Information (cont.)

redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI).

40	ACCOUNT AND SHARE INFORMATION

BMO Funds Information

Management of the BMO Funds. The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Funds. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a diversified financial services company. As of August 31, 2015, the Adviser had approximately $37.9 billion in assets under management, of which approximately $14.4 billion was in the BMO Funds’ assets.

The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Funds. All members of the team share investment decision making responsibilities with respect to the Funds. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has co-managed the Funds since their inception in 2014. Mr. Schwartz was part of the portfolio management team for the Collective Funds since their inception in 1994. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has managed the Funds since December 2014. He is a CFA Charterholder. Prior to 2014, Mr. Yura was Head Strategist, Americas and U.K. and a Managing Director at UBS Global Asset Management and held various positions there since 2003. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Funds since August 2015. He is a CFA Charterholder. Previously, Mr. Adams was a portfolio manager with UBS Global Asset Management from 2003 to 2015.

The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fees. The Adviser does not receive an investment advisory fee for the services it performs for the Target Risk Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the affiliated BMO Funds that serve as underlying funds.

The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and acquired fund fees and expenses) from exceeding the levels set out in the table below through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

	Class Y	Class I	Class R3	Class R6
BMO Conservative Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Moderate Allocation Fund	0.30%	0.05%	0.55%	(0.10)%
BMO Balanced Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Growth Allocation Fund	0.30%	0.05%	0.55%	(0.10)%
BMO Aggressive Allocation Fund	0.33%	0.08%	0.58%	(0.07)%

The Board’s basis for approving the investment advisory contract for the Funds is included in the Funds’ Annual Report dated August 31, 2015.

Affiliate Services and Fees. BMO Harris Bank, an affiliate of the Adviser, provides services to the Funds as custodian of the assets. For each Fund, the custody fees are calculated at the annual rate of 0.005% on the first $10 billion of average daily net assets (ADNA) based on the collective net assets of all of the BMO Funds that BMO Harris Bank services as custodian, plus 0.0025% of assets exceeding $10 billion.

The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees.

BMO FUNDS INFORMATION	41

BMO Funds Information (cont.)

However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class I, R3, or R6 shares of the Funds.

The Adviser is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator. The Adviser, as administrator, is entitled to receive fees from the Class Y, I, and R3 shares of each Fund at the annual rate of 0.15% of the Fund’s ADNA. All fees of the sub-administrator are paid by the Adviser.

Payments to Financial Intermediaries. From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. BMO Investment Distributors, LLC (BID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.

42	BMO FUNDS INFORMATION

Financial Highlights–Investor Class of Shares (For a share outstanding throughout each period)

The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.

The information for the fiscal year ended August 31, 2015 and the fiscal period ended August 31, 2014 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2015, which is available free of charge from the Funds.

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets(4)			Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate(3)
										Gross Expenses	Net Expenses(2)	Net Investment Income(2)
Conservative Allocation Fund
2015	$10.14	$0.20	$(0.34)	$(0.14)	$(0.16)	$(0.08)	$(0.24)	$9.76	(1.37)%	0.57%	0.33%	1.97%	$23,598	39%
2014(5)	10.00	0.03	0.11	0.14	—	—	—	10.14	1.40	0.60	0.33	1.17	25,931	10
Moderate Allocation Fund
2015	10.20	0.17	(0.36)	(0.19)	(0.17)	(0.06)	(0.23)	9.78	(1.89)	0.57	0.30	1.72	22,595	30
2014(5)	10.00	0.04	0.16	0.20	—	—	—	10.20	2.00	0.60	0.30	1.60	24,928	8
Balanced Allocation Fund
2015	10.26	0.15	(0.39)	(0.24)	(0.17)	(0.07)	(0.24)	9.78	(2.41)	0.47	0.33	1.38	157,207	29
2014(5)	10.00	0.03	0.23	0.26	—	—	—	10.26	2.60	0.47	0.33	1.14	184,860	6
Growth Allocation Fund
2015	10.31	0.11	(0.41)	(0.30)	(0.16)	(0.03)	(0.19)	9.82	(2.95)	0.57	0.30	1.10	43,023	20
2014(5)	10.00	0.02	0.29	0.31	—	—	—	10.31	3.10	0.60	0.30	0.73	46,520	6
Aggressive Allocation Fund
2015	10.36	0.12	(0.41)	(0.29)	(0.18)	(0.04)	(0.22)	9.85	(2.79)	0.53	0.34	0.73	83,064	44
2014(5)	10.00	0.01	0.35	0.36	—	—	—	10.36	3.60	0.58	0.36	0.42	63,049	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

FINANCIAL HIGHLIGHTS	43

Financial Highlights–Institutional Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total from Investment Operations	Distribu tions to Share holders from Net Investment Income	Distribu tions to Share holders from Net Realized Gain	Total Distribu tions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets(4)			Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate(3)
										Gross Expenses(2)	Net Expenses(2)	Net Investment Income(2)
Conservative Allocation Fund
2015	$10.15	$0.23	$(0.35)	$(0.12)	$(0.17)	$(0.09)	$(0.26)	$9.77	(1.22)%	0.32%	0.08%	2.23%	$29,104	39%
2014(5)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.35	0.08	1.41	29,082	10
Moderate Allocation Fund
2015	10.21	0.21	(0.38)	(0.17)	(0.18)	(0.07)	(0.25)	9.79	(1.75)	0.32	0.05	1.95	16,112	30
2014(5)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.35	0.05	1.82	17,704	8
Balanced Allocation Fund
2015	10.26	0.17	(0.39)	(0.22)	(0.19)	(0.06)	(0.25)	9.79	(2.17)	0.22	0.08	1.59	81,475	29
2014(5)	10.00	0.04	0.22	0.26	—	—	—	10.26	2.60	0.22	0.08	1.39	79,584	6
Growth Allocation Fund
2015	10.32	0.15	(0.42)	(0.27)	(0.18)	(0.03)	(0.21)	9.84	(2.72)	0.32	0.05	1.32	15,252	20
2014(5)	10.00	0.02	0.30	0.32	—	—	—	10.32	3.20	0.35	0.05	0.96	18,598	6
Aggressive Allocation Fund
2015	10.37	0.14	(0.40)	(0.26)	(0.19)	(0.05)	(0.24)	9.87	(2.55)	0.28	0.09	1.06	31,770	44
2014(5)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.33	0.11	0.66	27,401	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2013.

44	FINANCIAL HIGHLIGHTS

Financial Highlights–Class R3 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total from Investment Operations	Distribu tions to Share holders from Net Investment Income	Distribu tions to Share holders from Net Realized Gain	Total Distribu tions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets(4)			Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate(3)
										Gross Expenses	Net Expenses(2)	Net Investment Income(2)
Conservative Allocation Fund
2015	$10.14	$0.20	$(0.37)	$(0.17)	$(0.15)	$(0.08)	$(0.23)	$9.74	(1.72)%	0.82%	0.58%	1.74%	$7,624	39%
2014(5)	10.00	0.02	0.12	0.14	—	—	—	10.14	1.40	0.85	0.58	0.91	11,583	10
Moderate Allocation Fund
2015	10.20	0.15	(0.37)	(0.22)	(0.16)	(0.06)	(0.22)	9.76	(2.23)	0.82	0.55	1.45	22,279	30
2014(5)	10.00	0.03	0.17	0.20	—	—	—	10.20	2.00	0.85	0.55	1.33	19,949	8
Balanced Allocation Fund
2015	10.25	0.12	(0.38)	(0.26)	(0.16)	(0.07)	(0.23)	9.76	(2.64)	0.72	0.58	1.15	38,677	29
2014(5)	10.00	0.02	0.23	0.25	—	—	—	10.25	2.50	0.72	0.58	0.89	44,647	6
Growth Allocation Fund
2015	10.30	0.09	(0.40)	(0.31)	(0.15)	(0.03)	(0.18)	9.81	(3.10)	0.82	0.55	0.83	28,903	20
2014(5)	10.00	0.01	0.29	0.30	—	—	—	10.30	3.00	0.85	0.55	0.46	31,065	6
Aggressive Allocation Fund
2015	10.35	0.10	(0.40)	(0.30)	(0.17)	(0.04)	(0.21)	9.84	(2.94)	0.78	0.59	0.48	22,578	44
2014(5)	10.00	0.00	0.35	0.35	—	—	—	10.35	3.50	0.83	0.61	0.16	16,200	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

FINANCIAL HIGHLIGHTS	45

Financial Highlights–Class R6 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total from Investment Operations	Distribu tions to Share holders from Net Investment Income	Distribu tions to Share holders from Net Realized Gain	Total Distribu tions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets(4)			Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate(3)
										Gross Expenses	Net Expenses(2)	Net Investment Income(2)
Conservative Allocation Fund
2015	$10.15	$0.25	$(0.34)	$(0.09)	$(0.19)	$(0.08)	$(0.27)	$9.79	(0.94)%	0.17%	0.00%	2.38%	$86,637	39%
2014(5)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.20	0.00	1.57	92,207	10
Moderate Allocation Fund
2015	10.21	0.21	(0.37)	(0.16)	(0.19)	(0.06)	(0.25)	9.80	(1.56)	0.17	0.00	2.11	93,206	30
2014(5)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.20	0.00	1.99	95,654	8
Balanced Allocation Fund
2015	10.27	0.18	(0.39)	(0.21)	(0.19)	(0.07)	(0.26)	9.80	(2.08)	0.07	0.00	1.78	247,496	29
2014(5)	10.00	0.04	0.23	0.27	—	—	—	10.27	2.70	0.07	0.00	1.54	284,021	6
Growth Allocation Fund
2015	10.32	0.16	(0.41)	(0.25)	(0.19)	(0.03)	(0.22)	9.85	(2.52)	0.17	0.00	1.47	67,727	20
2014(5)	10.00	0.03	0.29	0.32	—	—	—	10.32	3.20	0.20	0.00	1.11	56,647	6
Aggressive Allocation Fund
2015	10.37	0.17	(0.41)	(0.24)	(0.21)	(0.04)	(0.25)	9.88	(2.37)	0.12	0.00	1.12	113,933	44
2014(5)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.18	0.00	0.82	73,040	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

46	FINANCIAL HIGHLIGHTS

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